UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☑
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Peoples Bancorp Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2023

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Peoples BANCORP®

138 Putnam Street P.O. Box 738 Marietta, OH 45750-0738

Telephone: (740) 374-6136
www.peoplesbancorp.com

Notice of Annual Meeting of Shareholders
Peoples Bancorp Inc.

Date Thursday, April 27, 2023	Time 10:00 a.m. (Eastern Daylight Saving Time)	Place Via Live Webcast at www.proxydocs.com/pebo	Record Date February 27, 2023
The Annual Meeting of Shareholders (the “Annual Meeting”) of Peoples Bancorp Inc. (“Peoples”) will be held for the following purposes:

1.	To elect twelve directors nominated by the Peoples Board of Directors, each to serve for a term of one year expiring at the 2024 Annual Meeting of Shareholders.

2.
To consider and vote upon a proposal to approve a non-binding advisory resolution to approve the compensation of Peoples’ named executive officers as disclosed in the accompanying Proxy Statement for the Annual Meeting.

3.	To consider and vote upon a proposal to approve the Peoples Bancorp Inc. Fourth Amended and Restated 2006 Equity Plan.

4.	To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as Peoples’ independent registered public accounting firm for the fiscal year ending December 31, 2023.

5.	To transact any other business that properly comes before the Annual Meeting. Peoples’ Board of Directors is not aware of any other business to come before the Annual Meeting.
If you were a holder of record of common shares of Peoples at the close of business on February 27, 2023, you will be entitled to vote at the Annual Meeting.
We have elected to take advantage of Securities and Exchange Commission (“SEC”) rules that allow us to furnish proxy materials to certain shareholders over the internet. On or about the date of this Notice of Annual Meeting of Shareholders, we began mailing a notice of internet availability of proxy materials (the “Notice of Internet Availability”) to shareholders of record at the close of business on February 27, 2023. The Notice of Internet Availability contains information on how to access the Proxy Statement (which describes in detail each of the matters to be considered at the Annual Meeting), Peoples’ 2022 Annual Report to Shareholders and the form of proxy over the internet, as well as instructions on how to request a paper copy of the proxy materials. At the same time, we provided shareholders of record with access to our online proxy materials and filed our proxy materials with the SEC. We believe furnishing proxy materials to our shareholders over the internet allows us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. If you have received the Notice of Internet Availability, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such proxy materials contained in the Notice of Internet Availability and summarized on the following page.
It is important that your common shares be represented at the Annual Meeting whether or not you are personally able to participate. Accordingly, after reading the accompanying Proxy Statement, please promptly submit your proxy by telephone, over the internet or by mail as described in the Proxy Statement.
YOUR VOTE IS IMPORTANT
Your common shares may be voted by one of the following methods:
Submitting your proxy over the internet, by telephone or by mail does not deprive you of the right to participate in the Annual Meeting live via the internet and to vote your common shares online in the manner described in the accompanying Proxy Statement.
To obtain instructions as to how to participate in the Annual Meeting virtually, please call Investor Relations at 740-374-6136.

By Order of the Board of Directors,

M. Ryan Kirkham Corporate Secretary March 16, 2023

YOUR VOTE IS IMPORTANT

Before you vote, access the proxy materials in one of the following ways prior to the Annual Meeting:

To view Online: Visit www.proxydocs.com/pebo 24 hours a day, seven days a week, until the polls close during the Annual Meeting. With your Notice of Internet Availability handy, follow the instructions to log in, and view copies.

To request and receive a PAPER or E-MAIL copy:

You MUST REQUEST a paper or e-mail copy of the proxy materials. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

(1) Over the Internet:	www.proxydocs.com/pebo
(2) By Telephone:	1-866-870-3684
(3) By E-Mail*:	paper@investorelections.com

*If you request proxy materials by e-mail, please send a blank e-mail with “PEBO Materials Request” included in the subject line. The e-mail must include: (i) the 11-digit control # located in the box in the upper right hand corner on the front of your Notice of Internet Availability; (ii) your preference to receive printed proxy materials via mail or to receive an e-mail with links to the electronic proxy materials; (iii) if you choose e-mail delivery, the e-mail address to which the links to the electronic proxy materials is to be sent; and (iv) if you would like this election to apply to the delivery of materials for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number or Tax Identification Number in the e-mail. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2023 to facilitate timely delivery of the proxy materials.

Peoples Bancorp Inc.
Proxy Statement for the Annual Meeting of Shareholders
To Be Held April 27, 2023

Peoples Bancorp Inc.

PEOPLES BANCORP INC.
138 Putnam Street
P.O. Box 738
Marietta, Ohio 45750-0738
(740) 374-6136
www.peoplesbancorp.com

Proxy Statement for the Annual Meeting of Shareholders
To Be Held on April 27, 2023
GENERAL INFORMATION
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Peoples Bancorp Inc. (“Peoples”) for use at the Annual Meeting of Shareholders, to be held on Thursday, April 27, 2023, at 10:00 a.m., Eastern Daylight Saving Time (the “2023 Annual Meeting” or the “Annual Meeting”). This Proxy Statement summarizes the information that you will need in order to vote. The Annual Meeting will be held solely over the internet in a virtual-only format, which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.proxydocs.com/pebo. Because the Annual Meeting will be held in a virtual-only format, you will not be able to attend the Annual Meeting in person at a physical location.
Peoples has three wholly-owned operating subsidiaries: Peoples Bank, Peoples Investment Company, and Peoples Risk Management, Inc., and Peoples holds all of the common securities of NB&T Statutory Trust III and FNB Capital Trust One. Peoples Bank’s operating subsidiaries include an insurance agency, Peoples Insurance Agency, LLC; and an equipment leasing company, Vantage Financial, LLC. In 2003, Peoples established Peoples Bank Foundation, Inc. as an independent charitable foundation to provide financial assistance and grants to local organizations within Peoples’ market area.
Mailing
On or about March 16, 2023, we began mailing a notice of internet availability of proxy materials (the “Notice of Internet Availability”) to all registered shareholders entitled to vote their common shares at the Annual Meeting. The Notice of Internet Availability contains instructions on how to access the Notice of Annual Meeting of Shareholders, this Proxy Statement, the form of proxy and Peoples’ 2022 Annual Report to Shareholders, which includes the Annual Report of Peoples on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”), over the internet.
Copies of the 2022 Annual Report may be obtained, without charge, by sending a written request to: M. Ryan Kirkham, Corporate Secretary, Peoples Bancorp Inc., 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738. A copy of the 2022 Annual Report can be obtained through the “SEC Filings – Annual Reports” section of the “Investor Relations” page of Peoples’ website at www.peoplesbancorp.com and is also on file with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.
SHAREHOLDER PROPOSALS FOR 2024 ANNUAL MEETING
Proposals by shareholders intended to be presented at the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”) must be received by the Corporate Secretary of Peoples no later than November 17, 2023 to be eligible for inclusion in Peoples’ form of proxy, Notice of Annual Meeting of Shareholders, Proxy Statement and Notice of Internet Availability, as applicable, relating to the 2024 Annual Meeting. Peoples will not be required to include in its form of

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proxy, Notice of Annual Meeting of Shareholders, Proxy Statement or Notice of Internet Availability, as applicable, a shareholder proposal that is received after that date or that otherwise fails to meet the requirements for shareholder proposals established by the applicable SEC rules. In addition, in order to comply with the universal proxy rules, shareholders who intend to solicit proxies for the 2024 Annual Meeting in support of director nominees other than Peoples' nominees must provide notice to Peoples that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no later than February 28, 2024.
The SEC has promulgated rules relating to the exercise of discretionary voting authority under proxies solicited by the Board. If a shareholder intends to present a proposal at the 2024 Annual Meeting without inclusion of that proposal in Peoples’ proxy materials, and does not notify the Corporate Secretary of Peoples of the proposal by January 31, 2024, or if Peoples meets other requirements of the applicable SEC rules, the proxies solicited by the Board for use at the 2024 Annual Meeting will confer discretionary authority to vote on the proposal should it then be raised at the 2024 Annual Meeting.
In each case, written notice must be given to Peoples’ Corporate Secretary, at the following address: Peoples Bancorp Inc., 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738, Attention: Corporate Secretary.
Shareholders desiring to nominate candidates for election as directors at the 2023 Annual Meeting must follow the procedures described in the section captioned “CORPORATE GOVERNANCE AND BOARD MATTERS - Nominating Procedures.”
VOTING INFORMATION
Who can vote at the Annual Meeting?
Only holders of common shares of record at the close of business on February 27, 2023, are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on February 27, 2023, there were 28,471,767 common shares outstanding and entitled to vote. Other than the common shares, there are no voting securities of Peoples outstanding. All voting at the Annual Meeting will be governed by our Amended Articles of Incorporation, our Code of Regulations and the General Corporation Law of the State of Ohio.
Each common share entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting. There is no cumulative voting with respect to the election of directors.
How do I attend and participate in the Annual Meeting?
We will be hosting the Annual Meeting live via the internet. You will not be able to attend the Annual Meeting in person. Any shareholder can listen to and participate in the Annual Meeting live via the internet at www.proxydocs.com/pebo. The webcast will start at 10:00 a.m., Eastern Daylight Saving Time, on April 27, 2023. Shareholders of record (also known as registered shareholders) may vote and submit questions while connected to the Annual Meeting on the internet.
Instructions on how to register for and participate in the Annual Meeting, including how to demonstrate proof of ownership of Peoples common shares, are posted at www.proxydocs.com/pebo.
We recommend that you register at least one hour before the Annual Meeting to ensure ample time to complete the registration procedures and receive your unique link to the virtual meeting via confirmation e-mail. A replay of the Annual Meeting audio webcast will be available on our website for approximately one year following the Annual Meeting.
You do not need to attend the Annual Meeting to vote. Even if you plan to attend the Annual Meeting, please submit your vote in advance as instructed in this Proxy Statement.
What is a Notice of Internet Availability?
In accordance with rules adopted by the SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record, we are permitted to furnish our proxy materials, including the Notice of Annual Meeting of Shareholders, this Proxy Statement, the form of proxy and our 2023 Annual Report, by providing access to such

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documents over the internet. Generally, shareholders will not receive printed copies of the proxy materials unless they request them.
A Notice of Internet Availability that provides instructions for accessing our proxy materials over the internet was mailed directly to registered shareholders. The Notice of Internet Availability also provides instructions regarding how registered shareholders may vote their common shares over the internet. Registered shareholders who prefer to receive a paper or e-mail copy of our proxy materials must follow the instructions provided in the Notice of Internet Availability for requesting such materials.
The Notice of Internet Availability only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Internet Availability and returning it. The Notice of Internet Availability provides instructions on how to cast your vote.
A notice that directs beneficial owners of our common shares to the website where they can access our proxy materials will be forwarded to each beneficial shareholder by the brokerage firm, bank or other shareholder of record that is considered the registered shareholder with respect to the common shares of the beneficial shareholder. Such brokerage firm, bank or other shareholder of record will also provide each beneficial owner of our common shares with instructions on how the beneficial shareholder may request a paper or e-mail copy of our proxy materials.
What is the difference between holding common shares as a registered shareholder and as a beneficial owner?
If, at the close of business on February 27, 2023, your common shares were registered directly in your name with our transfer agent, Shareowner Services, you are considered a registered shareholder with respect to those common shares, and the Notice of Internet Availability or proxy materials were sent directly to you. As a registered shareholder, you may vote your common shares electronically at the Annual Meeting or by proxy.
If, at the close of business on February 27, 2023, your common shares were held in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of common shares held in “street name” and a notice directing you to the website where you can access our proxy materials is being forwarded to you by that organization. The organization holding your account is considered the registered shareholder for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization how to vote the common shares in your account. If that organization is not given specific direction, common shares held in the name of that organization may not be voted and will not be considered as present and entitled to vote on any matter to be considered at the Annual Meeting other than the ratification of the appointment of Peoples’ independent registered public accounting firm. Please direct your broker how to vote your common shares following the instructions provided by your broker.
How do I vote my common shares?
If you are a registered shareholder (i.e., you hold your common shares of record), you may vote your common shares using one of the following methods (please also see the information provided above and below concerning the difference in how to vote if you hold common shares beneficially through a brokerage firm, bank or other nominee, instead of as the registered shareholder ‒ beneficial holders should follow the voting instructions provided by their respective nominees):
•Vote over the internet.
◦Before the Date of the Annual Meeting: Go to www.proxypush.com/pebo.
◦You can use the internet 24 hours a day, seven days a week, to transmit your voting instructions and for electronic delivery of information until the polls close during the Annual Meeting. Have your Notice of Internet Availability or your Proxy Card (if you requested a printed copy of our proxy materials) in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.
•During the Annual Meeting: Go to www.proxydocs.com/pebo.

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◦You may attend the Annual Meeting via the internet and vote during the Annual Meeting. Have the information printed in the designated box at the top of your Notice of Internet Availability or your Proxy Card (if you requested a printed copy of our proxy materials) available and follow the instructions.
•Vote by Telephone. Call 1-866-883-3382.
◦You can use any touch-tone telephone to transmit your voting instructions until the polls close during the Annual Meeting. Have your Notice of Internet Availability or your Proxy Card (if you requested a printed copy of our proxy materials) available when you call and follow the instructions.
•By mail. If you received a printed copy of our proxy materials, you may submit your vote by completing, signing and dating your Proxy Card and returning it in the postage-paid envelope to Shareowner Services, P.O. Box 64945, St. Paul, Minnesota 55164-0945. Sign your name exactly as it appears on the Proxy Card. Proxy Cards submitted by mail must be received no later than April 26, 2023 to be voted at the Annual Meeting.
If, prior to the Annual Meeting, you vote via the internet or by telephone, your electronic vote authorizes the named proxy holders in the same manner as if you signed, dated and returned a Proxy Card. If, prior to the Annual Meeting, you vote via the internet or by telephone, do not return a Proxy Card unless you intend to revoke your previously submitted proxy.
If I am a shareholder holding common shares in “street name,” how do I vote?
If you hold your common shares in “street name,” you should have received a notice of internet availability of proxy materials or voting instructions from the brokerage firm, bank or other nominee holding your common shares. You should follow the instructions in the notice of internet availability of proxy materials or voting instructions provided by your broker or other nominee in order to instruct your broker or other nominee on how to vote your common shares. The availability of telephone and internet voting will depend on the voting process of your broker or other nominee.
How do I vote if my common shares are held through the Peoples Bancorp Inc. Retirement Savings Plan?
If you participate in the Peoples Bancorp Inc. Retirement Savings Plan (the “Retirement Savings Plan”), you will be entitled to instruct the trustee of the Retirement Savings Plan how to vote common shares that have been allocated to your account. If you are such a participant, you will receive a Notice of Internet Availability that provides instructions for accessing our proxy materials over the internet for the common shares allocated to your account in the Retirement Savings Plan. The Notice of Internet Availability also provides instructions on how you may request a paper or e-mail copy of our proxy materials. You may vote the common shares allocated to your account by following the instructions stated on your Notice of Internet Availability or on your Proxy Card (if you requested a paper copy of our proxy materials). If you do not provide voting instructions to the trustee of the Retirement Savings Plan by 11:59 p.m., Central Saving Time, on April 23, 2023, the trustee will not vote the common shares allocated to your account.
How will my common shares be voted?
Those common shares represented by properly-authenticated internet or telephone voting instructions that are submitted prior to the deadline for doing so or a properly-executed Proxy Card (if you requested a paper copy of our proxy materials) that is received no later than April 26, 2023, and not subsequently revoked, will be voted in accordance with your instructions by your “proxies” (the individuals named in the voting instructions or on your Proxy Card). If you timely submit a valid Proxy Card prior to the Annual Meeting, or timely submit your voting instructions via the internet or by telephone, but do not complete the Proxy Card or voting instructions, your proxies will vote your common shares as recommended by the Board, except in the case of broker non-votes, where applicable, as follows:
•“FOR” the election as Peoples directors of the nominees listed on pages 22 through 26 under “PROPOSAL NUMBER 1: ELECTION OF DIRECTORS”;

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•“FOR” the approval of the non-binding advisory resolution to approve the compensation of Peoples’ named executive officers as disclosed in this Proxy Statement;
•“FOR” the approval of the Peoples Bancorp Inc. Fourth Amended and Restated 2006 Equity Plan; and
•“FOR” the ratification of the appointment of Ernst & Young LLP as Peoples’ independent registered public accounting firm for the fiscal year ending December 31, 2023.
No appraisal or dissenters’ rights exist for any action proposed to be taken at the Annual Meeting. If any other matters are properly presented for voting at the Annual Meeting, the individuals appointed as proxies will vote on those matters, to the extent permitted by applicable law, in accordance with their best judgment.
How do I revoke or change my vote after submitting my proxy?
Registered shareholders who submit proxies retain the right to revoke them at any time before they are exercised. Unless revoked, the common shares represented by such proxies will be voted at the Annual Meeting. If you are a registered shareholder, you may revoke or change your vote at any time before the closing of the polls during the Annual Meeting by:
•filing a written notice of revocation with the Corporate Secretary of Peoples at 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738, which must be received no later than April 26, 2023;
•executing and returning a new Proxy Card (if you requested a paper copy of our proxy materials) with a later date – only your latest completed, signed and dated Proxy Card received prior to April 26, 2023, will be counted;
•submitting a later-dated vote by telephone or via the internet ‒ only your latest telephone or internet voting instructions received prior to the closing of the polls during the Annual Meeting, will be counted; or
•participating in the Annual Meeting live via the internet and voting again.
Participation in the virtual Annual Meeting will not, by itself, revoke your proxy. The last-dated form of proxy or Proxy Card or voting instructions you submit (by any means) will supersede all previously-submitted proxies and voting instructions. If you hold your common shares in “street name” and instructed your brokerage firm, bank or other nominee to vote your common shares and you would like to revoke or change your vote, then you must follow the instructions received from your nominee to revoke or change your vote.
If I vote in advance, can I still participate in the Annual Meeting?
Yes. You are encouraged to vote promptly, by submitting your voting instructions via the internet before or during the Annual Meeting, or by telephone, or by returning your Proxy Card (if you requested a paper copy of our proxy materials), so that your common shares will be represented at the Annual Meeting. However, appointing a proxy or submitting voting instructions does not affect your right to participate in the Annual Meeting and vote your common shares if you are a shareholder of record.
What constitutes a quorum and what is the vote required with respect to the proposals to be considered at the Annual Meeting?
Under Peoples’ Code of Regulations, a quorum is a majority of the voting shares of Peoples then outstanding and entitled to vote at the Annual Meeting. Other than the common shares, there are no voting shares outstanding. Common shares may be voted online during the Annual Meeting or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as being present for purposes of determining the presence of a quorum. There were 28,471,767 common shares outstanding and entitled to vote on February 27, 2023, the record date for the Annual Meeting. A majority of the outstanding common shares, or 14,235,884 common shares, voted online before or during the Annual Meeting or represented by proxy, will constitute a quorum. A quorum must exist to conduct business at the Annual Meeting.
If a proposal is routine, a broker holding common shares for a beneficial owner in street name may vote on the proposal without receiving instructions from the beneficial owner. If a proposal is non-routine, a broker may vote on the proposal only if the beneficial owner has provided voting instructions. A “broker non-vote” occurs when a broker

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holding common shares for a beneficial owner is unable to vote on a proposal because the proposal is non-routine and the beneficial owner has not provided any voting instructions.
The ratification of the appointment of Peoples’ independent registered public accounting firm is the only routine proposal. Each of the other proposals is a non-routine proposal on which a broker may vote only if the beneficial owner has provided voting instructions.
The following table sets forth the votes required, and the impact of abstentions and broker non-votes, if any, on the three proposals:

Item	Vote Required	Impact of Abstentions and Broker Non-Votes, if any

Election of Directors
Under Ohio law and Peoples’ Code of
Regulations, the twelve nominees for
election as directors of Peoples receiving the greatest number of votes “FOR” their election will be elected as directors of Peoples.

•Common shares as to which the
authority to vote is withheld will be
counted for quorum purposes, but will not affect whether a nominee has received sufficient votes to be elected as a director. However, common shares to which the authority to vote is withheld will be treated as a vote against the nominee for the purpose of the majority vote standard provisions in our Corporate Governance Guidelines.

•Broker non-votes will not count as a vote on the proposal and will not affect the outcome of the vote.

Approval of Non-Binding Advisory Resolution to Approve Compensation of Peoples’ Named Executive Officers	The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal, is required to approve the non-binding advisory resolution to approve the compensation of Peoples’ named executive officers as disclosed in this Proxy Statement.	•Abstentions have the same effect as a vote “AGAINST” the proposal. •Broker non-votes will not be counted in determining whether the proposal has been approved.

Approval of the Peoples Bancorp Inc. Fourth Amended and Restated 2006 Equity Plan	The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal, is required to approve the Peoples Bancorp Inc. Fourth Amended and Restated 2006 Equity Plan.	•Abstentions have the same effect as a vote “AGAINST” the proposal. •Broker non-votes will not be counted in determining whether the proposal has been approved.

Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal, is required to ratify the appointment of Ernst & Young LLP as Peoples’ independent registered public accounting firm for the fiscal year ending December 31, 2023.	•Abstentions have the same effect as a vote “AGAINST” the proposal.
Peoples’ policy is to maintain confidentiality with respect to Proxy Cards, ballots, voting instructions submitted electronically and telephonically and voting tabulations that identify individual shareholders. However, exceptions to this policy may be necessary in some instances to comply with applicable legal requirements and, in the case of any

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contested proxy solicitation, to verify the validity of proxies presented by any person and the results of the voting. Inspectors of election and any employees associated with processing Proxy Cards or ballots, reviewing voting instructions submitted electronically and telephonically and tabulating the vote must acknowledge their responsibility to comply with this policy of confidentiality.
Who pays the costs of proxy solicitation?
This solicitation of proxies is being made on behalf of the Board. Peoples will pay the costs of soliciting proxies on behalf of the Board, other than the internet access or telephone usage fees, which may be charged to shareholders when voting electronically or by telephone. In addition to mailing the Notice of Internet Availability (or, if applicable, paper copies of the proxy materials) to registered shareholders as of the close of business on February 27, 2023, the brokerage firms, banks and other nominees holding our common shares for beneficial owners of such common shares must provide a notice as to where the beneficial owners can access our proxy materials in order that such common shares may be voted. Solicitation may also be made by directors, officers and employees of Peoples and our subsidiaries by further mailings, telephone, electronic mail, facsimile, or personal contact. Directors, officers and employees who help us in the solicitation will not be specifically compensated for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation. Peoples will reimburse its transfer agent, as well as brokerage firms, banks and other nominees, for their reasonable out-of-pocket expenses in forwarding the proxy materials to the beneficial owners.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of February 27, 2023 (except as otherwise noted), information concerning the beneficial ownership of common shares by the only persons known by Peoples to be the beneficial owners of more than 5% of Peoples’ outstanding common shares:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	2,288,855	(2)	8.04%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	2,238,767	(3)	7.86%
Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078	1,534,762	(4)	5.39%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	1,426,216	(5)	5.01%
(1)The “Percent of Class” computation is based on 28,471,767 common shares outstanding and entitled to vote on February 27, 2023.
(2)Based on information contained in a Schedule 13G/A, dated February 14, 2023 and filed with the SEC on February 10, 2023, on behalf of Dimensional Fund Advisors LP, a registered investment adviser, to report its beneficial ownership of common shares of Peoples as of December 30, 2022, and consequently, the beneficial ownership of Dimensional Fund Advisors LP may have changed prior to the printing of this Proxy Statement. The Schedule 13G/A reported that Dimensional Fund Advisors LP had sole voting power as to 2,251,825 common shares and sole investment power as to 2,288,855 common shares, all of which common shares were held in portfolios of four registered investment companies to which Dimensional Fund Advisors LP or one of its subsidiaries furnishes investment advice and of certain other commingled funds, group trusts and separate accounts for which Dimensional Fund Advisors LP or one of its subsidiaries serves as investment manager or sub-adviser. The common shares reported were owned by the investment companies, commingled funds, group trusts and separate accounts. Dimensional Fund Advisors LP disclaimed beneficial ownership of the reported common shares.

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(3)Based on information contained in a Schedule 13G/A, dated February 3, 2023 and filed with the SEC on the same date, on behalf of BlackRock, Inc., to report the beneficial ownership by its subsidiaries (BlackRock Advisors, LLC; Aperio Group, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock (Netherlands) B.V.; BlackRock Fund Advisors; BlackRock Asset Management Ireland Limited; BlackRock Institutional Trust Company, National Association; BlackRock Financial Management, Inc.; BlackRock Fund Managers Ltd; BlackRock Asset Management Schweiz AG; and BlackRock Investment Management, LLC) of common shares of Peoples as of December 31, 2022, and, consequently, the beneficial ownership of BlackRock, Inc. may have changed prior to the printing of this Proxy Statement. The Schedule 13G/A reported that BlackRock, Inc., through its subsidiaries, had sole voting power as to 2,173,217 common shares and sole investment power as to 2,238,767 common shares.
(4)Based on information contained in a Schedule 13G/A, dated January 24, 2023 and filed with the SEC on January 31, 2023, on behalf of Franklin Mutual Advisers, LLC, a registered investment adviser, to report its beneficial ownership of common shares of Peoples as of December 31, 2022, and, consequently, the beneficial ownership of Franklin Mutual Advisers, LLC may have changed prior to the printing of this Proxy Statement. The Schedule 13G/A reported that Franklin Mutual Advisers, LLC had sole voting power as to 1,453,961 common shares and sole investment power as to 1,534,762 common shares. The common shares reported were beneficially owned by one or more open-end investment companies or other managed accounts that are investment management clients of Franklin Mutual Advisers, LLC.
(5)Based on information contained in a Schedule 13G, dated February 9, 2023 and filed with the SEC on the same date, on behalf of The Vanguard Group, to report its beneficial ownership of common shares of Peoples as of December 30, 2022, and consequently, the beneficial ownership of The Vanguard Group may have changed prior to the printing of this Proxy Statement. The Schedule 13G reported that The Vanguard Group had shared voting power as to 30,927 common shares, sole investment power as to 1,371,152 common shares, and shared investment power as to 55,064 common shares.
The table below sets forth, as of February 27, 2023, certain information with respect to the common shares beneficially owned by each current director of Peoples (each of whom is also a nominee for election as a director at the Annual Meeting), by each executive officer named in the “SUMMARY COMPENSATION TABLE FOR 2022” on page 65 and by all current executive officers and directors of Peoples as a group. The table also sets forth additional share interests not reportable as beneficially owned.

Amount and Nature of Beneficial Ownership (1)
Name of Beneficial Owner	Common Shares Presently Held		Percent of Class (2)	Additional Share Interests (3)	Total Share Interests
Tara M. Abraham	25	(4)	(5)	21,899	21,924
Kathryn M. Bailey (6)	28,822	(7)	(5)	—	28,822
S. Craig Beam	24,820	(8)	(5)	—	24,820
George W. Broughton	123,033	(9)	(5)	2,260	125,293
David F. Dierker	16,874	(10)	(5)	18,936	35,810
Jason M. Eakle (6)	15,324	(11)	(5)	—	15,324
James S. Huggins	12,690	(12)	(5)	8,059	20,749
Brooke W. James	232,386	(13)	(5)	—	232,386
Susan D. Rector	19,238	(14)	(5)	10,814	30,052
Kevin R. Reeves	6,516	(15)	(5)	—	6,516
Carol A. Schneeberger	52,039	(16)	(5)	—	52,039
Frances A. Skinner	2,434	(17)	(5)	4,006	6,440
Dwight E. Smith	200	(18)	(5)	—	200
Charles W. Sulerzyski (6)	85,632	(19)	(5)	—	85,632
Michael N. Vittorio	4,966	(20)	(5)	—	4,966
Tyler J. Wilcox (6)	24,002	(21)	(5)	—	24,002
Douglas V. Wyatt (6)	16,631	(22)	(5)	—	16,631
All current directors and executive officers as a group (numbering 18)	672,268	(23)	2.36%	65,974	738,242
(1)Unless otherwise indicated in the footnotes to this table, the beneficial owner has sole voting and investment power with respect to all of the common shares reflected in the table. All fractional common shares have been rounded down to the nearest whole common share. The mailing address of each of the current executive officers and directors of Peoples is 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738.

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(2)The “Percent of Class” computation is based on 28,471,767 common shares outstanding and entitled to vote on February 27, 2023.
(3)Represents common shares accrued to the bookkeeping accounts of directors participating in the Third Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries (the “Deferred Compensation Plan for Directors”). The participating directors have vested ownership interests but do not have voting power or investment power with respect to such common shares, or the right to acquire such common shares within 60 days of February 27, 2023.
(4)Does not include 21,899 common shares accrued to Tara M. Abraham’s bookkeeping account under the Deferred Compensation Plan for Directors, as to which Ms. Abraham has no voting or investment power, or the right to acquire such common shares within 60 days of February 27, 2023.
(5)Reflects beneficial ownership of less than 1% of the outstanding common shares.
(6)Executive officer of Peoples during the 2022 fiscal year and named in the “SUMMARY COMPENSATION TABLE FOR 2022” on page 65.
(7)Includes 3,252 common shares held by Kathryn M. Bailey in the Peoples Bancorp Inc. Employee Stock Purchase Plan (the “ESPP”), as to which Ms. Bailey exercises sole voting and investment power. Also includes (i) 10,000 unvested restricted common shares which were granted to Ms. Bailey on October 1, 2020 and will vest as described in footnote (5) to the table under “OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022;” (ii) 952 unvested restricted common shares which were granted to Ms. Bailey on February 9, 2021 and will vest as described in footnote (2) to the table under “OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022;” (iii) 3,104 unvested restricted common shares which were granted to Ms. Bailey on February 9, 2022 and will vest as described in footnote (3) to the table under “OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022;" and (iv) 3,795 unvested restricted common shares which were granted to Ms. Bailey on February 8, 2023 and will vest as described in footnote (4) to the table under “OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022." Ms. Bailey has voting power with respect to all of the reported restricted common shares and the right to receive dividends paid with respect to the underlying common shares at the same level as dividends paid to other shareholders of Peoples; however, the dividends will be accrued and paid to Ms. Bailey at the same time as the underlying restricted common shares vest, if at all.
(8)Includes 7,391 common shares held in an investment account by S. Craig Beam, as to which Mr. Beam exercises sole voting and investment power. Also includes 8,709 common shares held jointly by Mr. Beam and his wife, as to which Mr. Beam exercises shared voting and investment power. Does not include 1,997 common shares held of record and beneficially owned by Mr. Beam’s wife, as to which Mr. Beam has no voting or investment power and disclaims beneficial ownership.
(9)Includes 2,475 common shares held in an investment account by Peoples Bank as custodian, as to which George W. Broughton exercises sole voting and investment power. Does not include 13,553 common shares held of record and beneficially owned by Mr. Broughton’s wife, as to which Mr. Broughton has no voting or investment power and disclaims beneficial ownership. Does not include 2,260 common shares accrued to Mr. Broughton’s bookkeeping account under the Deferred Compensation Plan for Directors, as to which Mr. Broughton has no voting or investment power, or the right to acquire such common shares within 60 days of February 27, 2023.
(10)Includes 12,500 common shares held in an investment account by David F. Dierker, as to which Mr. Dierker exercises sole voting and investment power. Does not include 18,936 common shares accrued to Mr. Dierker’s bookkeeping account under the Deferred Compensation Plan for Directors, as to which Mr. Dierker has no voting or investment power, or the right to acquire such common shares within 60 days of February 27, 2023.
(11)Includes 108 common shares held by Jason M. Eakle in the ESPP, as to which Mr. Eakle exercises sole voting and investment power. Also includes (i) 5,000 unvested restricted common shares which were granted to Mr. Eakle on October 1, 2020 and will vest as described in footnote (5) to the table under “OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022;” (ii) 952 unvested restricted common shares which were granted to Mr. Eakle on February 9, 2021 and will vest as described in footnote (2) to the table under “OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022;” (iii) 2,281 unvested restricted common shares which were granted to Mr. Eakle on February 9, 2022 and will vest as described in footnote (3) to the table under "OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022;” and (iv) 2,970 unvested restricted common shares which were granted to Mr. Eakle on February 8, 2023 and will vest as described in footnote (4) to the table under "OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022.” Mr. Eakle has voting power with respect to all of the reported restricted common shares and the right to receive dividends paid with respect to the underlying common shares at the same level as dividends paid to other shareholders of Peoples; however, the dividends will be accrued and paid to Mr. Eakle at the same time as the underlying restricted common shares vest, if at all.
(12)Includes 144 common shares held jointly by James S. Huggins and his wife, as to which Mr. Huggins exercises shared voting and investment power. Also includes 1,306 common shares held jointly in an investment account by Mr. Huggins and his wife, as to which Mr. Huggins exercises shared voting and investment power. Does not include 8,059 common shares accrued to Mr. Huggins’ bookkeeping account under the Deferred Compensation Plan for Directors, as to which Mr. Huggins has no voting or investment power, or the right to acquire such common shares within 60 days of February 27, 2023.

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(13)Includes 16,886 common shares held by Brooke W. James as custodian, as to which Ms. James exercises sole voting and investment power.
(14)Includes 4,189 common shares held in an investment account by Susan D. Rector, as to which Ms. Rector exercises sole voting and investment power. Does not include 10,814 common shares accrued to Ms. Rector’s bookkeeping account under the Deferred Compensation Plan for Directors, as to which Ms. Rector has no voting or investment power, or the right to acquire such common shares within 60 days of February 27, 2023.
(15)Includes 5,000 common shares held in an investment account by Kevin R. Reeves, as to which Mr. Reeves exercises sole voting and investment power.
(16)Includes 32,736 common shares held by Carol A. Schneeberger as co-trustee of a trust account, as to which Ms. Schneeberger exercises shared voting and investment power.
(17)Includes 2,366 shares held in an investment account by Frances A. Skinner, as to which Ms. Skinner exercises sole voting and investment power. Does not include 4,006 common shares accrued to Ms. Skinner's bookkeeping account under the Deferred Compensation Plan for Directors, as to which Ms. Skinner has no voting or investment power, or the right to acquire such common shares within 60 days of February 27, 2023.
(18)Includes 200 shares held in an investment account by Dwight E. Smith, as to which Mr. Smith exercises sole voting and investment power.
(19)Includes 32,501 common shares held in an investment account by Charles W. Sulerzyski, as to which Mr. Sulerzyski exercises sole voting and investment power. Includes 8,171 common shares held by Mr. Sulerzyski in the ESPP. Also includes (i) 7,210 unvested restricted common shares which were granted to Mr. Sulerzyski on February 9, 2021 and will vest as described in footnote (2) to the table under “OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022;” (ii) 14,576 unvested restricted common shares which were granted to Mr. Sulerzyski on February 9, 2022 and will vest as described in footnote (3) to the table under "OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022;” and (iii) 18,943 unvested restricted common shares which were granted to Mr. Sulerzyski on February 8, 2023 and will vest as described in footnote (4) to the table under "OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022.” Mr. Sulerzyski has voting power with respect to all of the reported restricted common shares and the right to receive dividends paid with respect to the underlying common shares at the same level as dividends paid to other shareholders of Peoples; however, the dividends will be accrued and paid to Mr. Sulerzyski at the same time as the underlying restricted common shares vest, if at all.
(20)Includes 2,010 common shares held in an investment account by Michael J. Vittorio, as to which Mr. Vittorio exercises sole voting and investment power.
(21)Includes 900 common shares held by Tyler J. Wilcox in the ESPP as to which Mr. Wilcox exercises sole voting and investment power. Also includes (i) 5,000 unvested restricted common shares which were granted to Mr. Wilcox on October 1, 2020 and will vest as described in footnote (5) to the table under “OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022;” (ii) 1,270 unvested restricted common shares which were granted to Mr. Wilcox on February 9, 2021 and will vest as described in footnote (2) to the table under “OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022;” (iii) 3,104 unvested restricted common shares which were granted to Mr. Wilcox on February 9, 2022 and will vest as described in footnote (3) to the table under "OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022;” and (iv) 3,630 unvested restricted common shares which were granted to Mr. Sulerzyski on February 8, 2023 and will vest as described in footnote (4) to the table under "OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022.” Mr. Wilcox has voting power with respect to all of the reported restricted common shares and the right to receive dividends paid with respect to the underlying common shares at the same level as dividends paid to other shareholders of Peoples; however, the dividends will be accrued and paid to Mr. Wilcox at the same time as the underlying restricted common shares vest, if at all.
(22)Includes (i) 1,588 unvested restricted common shares which were granted to Mr. Wyatt on February 9, 2021 and will vest as described in footnote (2) to the table under “OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022;” (ii) 2,949 unvested restricted common shares which were granted to Mr. Wyatt on February 9, 2022 and will vest as described in footnote (3) to the table under "OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022;” (iii) 3,630 unvested restricted common shares which were granted to Mr. Wyatt on February 8, 2023 and will vest as described in footnote (4) to the table under "OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022.” Mr. Wyatt has voting power with respect to all of the reported restricted common shares and the right to receive dividends paid with respect to the underlying common shares at the same level as dividends paid to other shareholders of Peoples; however, the dividends will be accrued and paid to Mr. Wyatt at the same time as the underlying restricted common shares vest, if at all.
(23)Includes common shares held jointly by current directors and executive officers with other persons. See notes (4) and (7) through (22) above.

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DELINQUENT SECTION 16(a) REPORTS
(Section 16(a) Beneficial Ownership Reporting Compliance)
Section 16(a) of the Exchange Act requires that Peoples’ directors and executive officers, and any persons beneficially owning more than 10 percent of Peoples’ outstanding common shares, file statements (also referred to as reports) with the SEC reporting their initial beneficial ownership of common shares and any subsequent changes in their beneficial ownership. Peoples is required to disclose in this Proxy Statement any late reports, if any reports were not filed within the time periods mandated by the SEC. Based solely on Peoples’ review of (i) Section 16(a) reports filed electronically with the SEC on behalf of these persons for their transactions during Peoples’ 2022 fiscal year and (ii) written representations received from these persons that no other Section 16(a) reports were required to be filed by them for transactions during Peoples’ 2022 fiscal year (including no Form 5), Peoples believes that all Section 16(a) filing requirements applicable to Peoples’ executive officers and directors, and persons holding more than 10 percent of Peoples’ outstanding common shares, were complied with, except:
•Tara M. Abraham, a Peoples director, filed late a Form 4 reporting the transfer of an aggregate of 6,190 common shares in a series of 25 transactions (reflecting different prices), all of which occurred May 5, 2022 pursuant to a divorce decree, and was reported on June 29, 2022.
TRANSACTIONS WITH RELATED PERSONS
During the 2022 fiscal year, Peoples Bank entered into banking transactions (including deposit, trust or other banking services and/or loans and loan commitments) with certain executive officers and directors of Peoples, with members of their respective immediate families and with corporations or organizations as to which directors of Peoples serve as executive officers or beneficially own more than 10% of the equity securities. These transactions were in the ordinary course of their respective businesses and in compliance with applicable federal and state laws and regulations. It is expected that similar banking transactions will be entered into in the future. Any loans to these persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates charged and collateral required, as those prevailing at the time for comparable loans with persons not related to Peoples or Peoples Bank, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features to Peoples or Peoples Bank. As of the date of this Proxy Statement, none of the loans described in this paragraph is or would be disclosed as past due, nonaccrual or a troubled debt restructuring in Peoples’ consolidated financial statements and each loan was performing in accordance with its original terms.
The loans described in the immediately preceding paragraph were subject to Peoples Bank’s written policies, procedures and standard underwriting criteria applicable to loans generally, and were made in accordance with the Federal Reserve Board’s Regulation O (“Regulation O”) requiring loans to executive officers and directors of Peoples Bank in excess of $500,000 to be approved by the full Board of Directors of Peoples Bank.
The Board has adopted the Peoples Bancorp Inc. Related Person Transaction Policy (the “Related Person Transaction Policy”), a copy of which is posted under the “Corporate Overview – Governance Documents” tab on the “Investor Relations” page of Peoples’ website at www.peoplesbancorp.com. The purpose of the Related Person Transaction Policy is to set forth the guidelines and procedures under which certain related person transactions must be reviewed and approved or ratified by the Audit Committee, as appropriate.
A “related person transaction” is any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which: (1) Peoples or one of our subsidiaries was, is or will be a party or participant, or had, has or will have a direct or indirect interest; (2) the amount involved exceeds or is expected to exceed $120,000, or if the limitations prescribed by Regulation O apply, such lesser amount, if any, as may be prescribed by Regulation O; and (3) a related person had, has or will have a direct or indirect interest. A “related person” is a person who is or was a director, an executive officer, or a nominee for election as a director at any time since the beginning of Peoples’ last fiscal year or a five percent shareholder of Peoples at the time of the occurrence or at any time during the existence of the transaction, and their respective immediate family members. Related person transactions deemed pre-approved or ratified, as appropriate, include:
•any transaction where the related person’s interest arises solely from the ownership of common shares if all shareholders receive the same benefit;

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•any transaction involving compensation to an executive officer of Peoples if the executive officer is not an immediate family member of another executive officer or of a director of Peoples and the compensation has been approved by the Compensation Committee or the Board;
•any transaction involving compensation to Peoples’ directors if the compensation is required to be reported pursuant to Item 402(k) of SEC Regulation S-K;
•any extension of credit by Peoples Bank to an immediate family member of a related person, or extension of credit in respect of which an immediate family member of a related person has an interest, if the extension of credit is not subject to Regulation O and meets certain terms specified in the Related Person Transaction Policy;
•any transaction where the related person’s interest derives solely from the related person’s position as a director of another corporation or organization that is a party to the transaction;
•any transaction where the related person’s interest derives solely from the related person’s direct or indirect ownership of less than 10% of the equity interest in another person (other than a partnership) which is a party to the transaction or ownership of a limited partner interest of less than 10% of the partnership and the related person is not a general partner and does not hold another position in the partnership, with the determination of whether the ownership threshold is exceeded made in accordance with the terms of the Related Person Transaction Policy;
•any transaction involving a related person where the rates or charges involved in the transaction are determined by competitive bids; and
•any transaction with a related person involving services by Peoples Bank as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar services provided in the ordinary course of the business of Peoples Bank and on substantially the same terms as then prevailing for comparable services provided to persons not related to Peoples Bank.
Under the Related Person Transaction Policy, all related person transactions not otherwise pre-approved are referred to the Audit Committee for review and approval or disapproval. The Audit Committee may approve or ratify a related person transaction only if the Audit Committee determines that the related person transaction is in the best interest of Peoples and our subsidiaries. In making this determination, the Audit Committee will review and consider all information available to it, which the Audit Committee deems relevant, including:
•the related person’s interest in the transaction;
•the approximate dollar value of the amount involved in the transaction;
•the approximate dollar value of the amount of the related person’s interest in the transaction computed without regard to the amount of any profit or loss;
•whether the transaction was undertaken in the ordinary course of business of Peoples or the applicable subsidiary of Peoples;
•whether the transaction is on terms no less favorable to Peoples or the applicable subsidiary of Peoples than terms that could have been reached with an unrelated third party;
•the purpose of, and the potential benefits to Peoples or the applicable subsidiary of Peoples of, the transaction;
•the impact of the transaction on the related person’s independence; and
•any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.
CORPORATE GOVERNANCE AND BOARD MATTERS
Independence of Directors
The rules (the “Nasdaq Rules”) of The Nasdaq Stock Market (“Nasdaq”) require that a majority of the members of the Board be independent directors. The definition of an independent director for purposes of the Nasdaq Rules includes a series of objective criteria, which the Board has used in determining whether its members are independent.

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Peoples is led by Charles W. Sulerzyski, who serves as President and Chief Executive Officer and as a director, and Susan D. Rector, an independent director who serves as non-executive Chairman of the Board, a position she has held since October 2020. George W. Broughton, an independent director, serves as non-executive Vice Chairman of the Board, a position he has held since July 2013. The Board is comprised of Mr. Sulerzyski and twelve non-management directors, all of whom are independent as of the date of this Proxy Statement except Carol A. Schneeberger, who will become independent as of March 31, 2023, three years after her retirement as an executive officer and employee of Peoples and Peoples Bank. Peoples believes that the independent directors provide objective oversight of management performance as a key component of efficient corporate governance and overall risk management. The Board has determined that the most effective leadership structure for Peoples is for a different person to serve as each of the Chief Executive Officer and the Chairman of the Board, coupled with independent chairs of each of the Audit Committee, the Compensation Committee, the Governance and Nominating Committee and the Risk Committee. The Board regularly deliberates and discusses what it believes is the appropriate leadership structure based upon the needs of Peoples in order to provide effective oversight of management.
In addition to considering the objective criteria, as required by the Nasdaq Rules, the Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out the responsibilities of a director. In making these independence determinations, the Board has reviewed, considered and discussed each director’s business and personal relationships, both direct and indirect, if any, with Peoples and our subsidiaries, and the compensation and other payments each director and such director’s immediate family members have, both directly and indirectly, received from or made to Peoples and our subsidiaries and presently expect to receive from or make to Peoples and our subsidiaries. Based on that review, consideration and discussion, the Board has determined that at least a majority of its members qualify as independent directors.
The Board has further determined that each of the following current directors has no financial or personal ties, either directly or indirectly, with Peoples or our subsidiaries (other than compensation received in the individual’s capacity as a director of Peoples and our subsidiaries, non-preferential banking relationships in the ordinary course of business with Peoples Bank and ownership of common shares of Peoples as described in this Proxy Statement) and thus qualifies as independent: Tara M. Abraham; S. Craig Beam; George W. Broughton; David F. Dierker; James S. Huggins; Brooke W. James; Susan D. Rector; Kevin R. Reeves; Frances A. Skinner; Dwight E. Smith; and Michael N. Vittorio. The Board has also determined that, during his period of service with Peoples and Peoples Bank as director, Douglas V. Reynolds had no financial or personal ties, either directly or indirectly, with Peoples or our subsidiaries (other than compensation received in his capacity as a director of Peoples and our subsidiaries, non-preferential banking relationships in the original course of business with Peoples Bank and ownership of common shares of Peoples and described in this Proxy Statement) and thus qualified as independent during his period of service.
Charles W. Sulerzyski does not qualify as an independent director, because he serves as an executive officer of Peoples and Peoples Bank. Carol A. Schneeberger will not qualify as an independent director until March 31, 2023, three years after she retired as an executive officer and employee of Peoples and Peoples Bank.
Executive Sessions
In accordance with applicable Nasdaq Rules, the independent directors were given the opportunity to meet in executive session during each meeting of the Board and at such other times as the independent directors deemed necessary. Each executive session is presided over by the Chairman of the Board.
Meetings of the Board and Attendance at Annual Meetings of Shareholders
The Board held 11 meetings during the 2022 fiscal year. Each incumbent director attended 94% or more of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which he or she served, in each case during his or her period of service during the 2022 fiscal year.
Peoples encourages all director nominees to attend each annual meeting of shareholders. All of the then incumbent directors participated in Peoples’ last annual meeting of shareholders held virtually on April 28,2022.

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Environmental, Social and Governance Matters
Our vision at Peoples is to be the "Best Community Bank in America." We are committed to conducting our business in a way that ensures that Peoples will be around for many years to come. Our actions are guided by our core values represented by the Promise Circle, which embodies how we do business, and our never-ending pursuit of creating value for our employees, or as we also often refer to them, our associates, our communities, our clients and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth.

The Board’s Governance and Nominating Committee provides oversight of Peoples’ practices and reporting with respect to environmental, social and governance (“ESG”) matters, and the Board’s Risk Committee is responsible for oversight of ESG-related risks. In 2022, we continued to build upon and improve our ESG oversight framework and to further evolve our sustainability strategy. Our executive leadership team and the Board recognize the importance of these responsibilities, and we have an established internal cross-functional working group tasked with driving additional progress in the initiatives to promote sustainability and further transparency. We believe in focusing our efforts where we can have the most impact. Our ESG areas of focus are organized around our associates, our communities, our clients and our shareholders.

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✓ 2nd Consecutive Year: American Banker “Best Banks to Work For”
✓ Commitment to culture of diversity and inclusion
✓ Comprehensive and competitive compensation and benefits package, including $15/hour minimum wage
✓ Scholarship program for children of our associates, offering four scholarships per year
✓ Over $1 million contributed in 2022 in donations and sponsorships to charitable causes
✓ Each associate provided 8 hours of paid time off to be used for community service
✓ CRA rating of “Outstanding” for meeting the credit needs of our communities
✓ Associates have contributed over $336,000 from their own pockets to local area food banks since April 2020
✓ Newsweek "America’s Best Banks 2023, Best Small Bank in Ohio”
✓ Culture of only delivering to clients what they want and need – we are not product pushers
✓ Effective Risk Committee and risk management framework
✓ Strong dedication to information security and data privacy
✓ Pay-for-performance alignment
✓ Executive Incentive Compensation Clawback Policy
✓ Commitment to a fair, ethical and responsible corporate governance program
✓ 92% of Board comprised of independent directors
✓ 58% of Board is diverse in terms of gender or race/ethnicity
✓ Directors elected annually to be more responsive to shareholders

Furthermore, at Peoples, our culture places a very high importance on our operating model and investment rationale:
•Unique community banking model
•Strong, diverse businesses earning non-interest income
•Capacity to grow our franchise
•Commitment to disciplined execution
•Attractive dividend opportunity
In 2023 and beyond, we are committed to continuing to conduct our business in a manner that aligns with our values, our ESG areas of focus, and our investment rationale.o Sustainability
Associates
Colleagues
We are devoted to fostering the physical and mental well-being of our workforce and are proud to have been recognized by American Banker as one of the top 90 banks to work for in the United States in 2022. We provide a comprehensive and competitive benefits package that supports the health and financial wellness of our people. Some common features offered to our associates include the following:
•Medical, dental and vision benefits for associates, spouse and dependents
•Flexible spending and health savings accounts for both healthcare and dependent care
•Wellness program with incentives for participants who meet certain criteria
•Company-paid life insurance for associates
•Short-term and long-term disability insurance for associates

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•Paid time off for full-time and part-time associates
•Paid maternity and parental leave
•401(k) retirement savings program with company matching contributions of up to 6%
•Employee stock purchase program allowing for the purchase of Peoples common shares at a 15% discount
•Student loan pay down program that pays up to $200 per month towards the associate’s student loan
•Tuition assistance program for associates
•Scholarship program for children of our associates, for college, community college or trade school
•Associate hardship and disaster relief fund to provide financial support to associates in need
•Employee Assistance Program providing free counseling services
We are also committed to pay equity, and we regularly review our compensation model to ensure fair and inclusive pay practices across our businesses. Some of our recent workforce investment highlights include establishing a company-wide minimum wage of $15 per hour and adding parental leave in 2022. We also added two additional scholarships - bringing the total to four scholarships offered to children of associates - with a focus on technical or trade training for the two new scholarships, which we will begin to award in 2023. We provide educational offerings to colleagues believed to be suited for leadership roles within Peoples. We survey our associates twice per year to gauge their satisfaction and to solicit feedback, and management thoroughly reviews the results. Management addresses issues raised by the surveys in a timely manner and provides regular progress updates as the survey results are used to continually improve the workplace for associates. In addition, the Peoples Professional Development Associate Program provides a unique opportunity for recent college graduates to immerse themselves in the financial industry and gain valuable real-world experience.
Diversity & Inclusion
We are committed to providing equal employment opportunities for training, compensation, transfer, promotion and other aspects of employment for all qualified applicants and associates without regard to sex, race, color, religion, national origin, age, disability, sexual orientation or veteran status. A diverse and inclusive workplace begins with our core value of “Respect for All” – treating all associates and clients with respect. Our goal is to attract, retain and develop a workforce that is diverse in background, knowledge, skill and experience. As of December 31, 2022, women represented 71% of Peoples’ workforce.
Communities
At Peoples, we continually strive to use our knowledge, talents and resources to improve the quality of life in our communities. We are committed to making a positive and meaningful difference in the neighborhoods where we work and live. Therefore, we measure success not only in financial terms, but also in our ongoing actions such as fundraising efforts, educational sponsorship, community development, food drives, and partnerships with local universities. Our charitable giving occurs in two distinct areas: financial contributions and volunteerism, both of which are of equal importance and emphasis within our organization.
Financial Contributions
Peoples and our foundation, Peoples Bank Foundation, Inc. (the "Foundation"), collectively contributed over $1 million in 2022 in sponsorships and donations to charitable causes and organizations within the communities we serve. Contributions were made in the areas of economic development, youth and education, human services for low to moderate income individuals, arts and culture, and environmental stewardship. Specifically, Peoples Bank Foundation awarded over $700,000 in grants and scholarships to non-profit organizations and local students in 2022. Peoples Bank made several donations in 2022, including $100,000 to Junior Achievement and fulfilling annual pledges of $200,000 to Marietta College and $50,000 to Ohio Valley Museum of Discovery. Since the pandemic began, we are extremely proud that our associates have donated over $336,000 from their own pockets to local area food banks. And, in the third quarter of 2022, Peoples, Peoples Bank Foundation, our associates and various business partners collectively raised over $50,000 to support affected families of Floyd County, Kentucky’s fallen

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heroes - three law enforcement officers killed in the line of duty. Peoples Bank Foundation and Peoples Bank also collectively donated $20,000 in 2022 to eastern Kentucky flood relief efforts. Additionally, Peoples, Peoples Bank and Peoples Bank Foundation, our associates and various business partners delivered $28,000 to the Joe Burrow Hunger Relief Fund in the first quarter of 2022 in recognition of the Cincinnati Bengals' unexpected post-season success.
Volunteerism
Peoples associates are encouraged to volunteer in their communities. We provide every associate with eight hours of paid time off to use for community service each year. Peoples Bank is proud to be able to support many events and organizations across our footprint including youth sports and education programs, as well as community development organizations. There are Peoples associates with backgrounds in residential lending on affordable housing non-profit boards of directors in Cincinnati and Columbus. And there are Peoples associates serving as treasurers on local food banks and pantries that serve multiple states. Our associates regularly volunteer their time with local United Way organizations and serve on boards of other local non-profit institutions. In 2022, we partnered with Cristo Rey High School in Columbus, Ohio to provide three internships to low-income high school students. Supporting our communities is core to our mission, and we will continue to partner with, and strengthen our relationships with, organizations that share our values.
Environmentally Friendly and Sustainable Business Practices
We strive to operate our business in a sustainable manner and to be good stewards of the environment. With a view to increasing efficiency and reducing waste, we are continuing to digitize manual back office and financial center functions. We also offer digital delivery of banking services and electronic bank statements to reduce the amount of paper used in our business. In addition, we employ recycling collection bins for aluminum, plastic and paper, and we recycle toner cartridges and electronic equipment. We are also in the process of converting the lighting in our facilities to energy efficient LED light bulbs, having converted to LED light bulbs in 57 branches, with 15 additional branches scheduled to have LED light bulb conversions in 2023. We are adding solar panels to our branch in Spencer, West Virginia, which will produce at least 90% of the average energy used at that branch, and we plan to install solar panels to additional branch locations in 2023. Beginning in August 2022, Peoples began to purchase renewable energy credits to offset 100% of its electricity usage in its Ohio locations. Going forward, we will continue to focus on reducing paper usage through digitization, waste reduction and energy and resource efficiency in our facilities.
Clients
One of our core values is Clients First. This means doing what is in the best interest and meets the needs of the client, not pushing products. We are committed to meeting the financial needs of those in the communities we serve, including all low and moderate income and minority areas within our communities. We have consumer lending products such as our Dreams2Keys program, which helps borrowers in a low to moderate-income census tract or located in a majority-minority census tract gain homeownership. We offer many ways to avoid the maintenance fee on our checking and savings products. As a Preferred Small Business Administration Lender, Peoples Bank assisted 41 small businesses in 2022 with SBA 7(a) loans totaling $14.7 million. Most importantly, we are proud that Peoples Bank received a Community Reinvestment Act (“CRA”) rating of “Outstanding” on its most recent performance evaluation by the Federal Reserve Bank of Cleveland. This rating is reflective of our record of meeting the credit needs of the communities we serve, including low-income and moderate-income neighborhoods.
In 2022, Peoples Bank received the following accolades:
•Recognized by Newsweek as one of America’s Best Banks 2023, winning the award for Best Small Bank in Ohio
•Finished in the top 15% in the United States in terms of SBA 7(a) approved loans
•Best Bank award by Marietta Times (Ohio) for the third consecutive year
•Best Bank, Best Insurance Agency award by Floyd County Chronicle (Kentucky) readers
•Recognized by The Herald-Dispatch Readers as the Best Bank in Boyd County, Kentucky for the fourth year in a row and in Lawrence County, Ohio for the third year in a row.
•Best Insurance Agency and Best Mortgage Company award by Paintsville Herald (Kentucky) readers

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•Best Insurance Agency and Best Loan Company by Appalachian News-Express readers in Pikeville, Kentucky and Herald-Dispatch Readers in Boyd County, Kentucky
•Best Insurance Agency for second consecutive year by Herald-Dispatch Readers in Boyd County, Kentucky
Security of client information is also a top priority for Peoples, and we have established strong governance measures to protect the privacy and security of client information to ensure compliance with all privacy and cybersecurity laws and regulations through physical, electronic and procedural safeguards. We evaluate our cybersecurity readiness through internal reviews and external audits, as well as through regulatory oversight by the Federal Reserve Bank of Cleveland and the Ohio Department of Commerce Division of Financial Institutions.
Shareholders
We believe that strong governance and sustainability oversight is essential to providing long-term value for our shareholders. We are proud that our stock dividend payout ratio is in the top 25% of our peer group, and are committed to continuing practices that allow for this level of stock dividend. Our corporate governance program provides a foundation for operating our business in a manner that is fair, ethical and responsible. Our Corporate Governance Guidelines reflect our Board’s commitment to sound and effective governance and serve as a framework for the governance of our company. Our Code of Ethics outlines our principles that help each of us make the right decisions when conducting business.
As of the date of our Annual Meeting, twelve of our 13 directors are independent, which allows for our Board to provide objective oversight of management performance and overall risk management. Our Board is also diverse, with 54% of directors being diverse in terms of gender or race/ethnicity. Our leadership structure consists of a different person serving as each of the Chief Executive Officer and non-executive Chairman of the Board, with the Chairman of the Board being an independent director. We believe this leadership structure allows the Board to provide effective oversight of management.
Peoples utilizes a comprehensive enterprise risk management framework to identify, assess, measure, monitor, report and control risks throughout the company, including ESG risks. The Risk Committee is comprised of all of the independent directors of the Board and is responsible for oversight of our risk management processes. Our management level risk committee, which consists of senior leaders at Peoples and reports directly to the Risk Committee, develops our risk appetite, monitors key risk indicators and assesses and monitors current and emerging risks. Peoples’ Director of Risk Management oversees our enterprise risk management framework and reports directly to the Risk Committee and administratively to our Chief Executive Officer ("CEO").
We believe our compensation programs and philosophy are appropriately designed to reward performance, protect the interests of our shareholders, and provide appropriate incentives to executive management, while not encouraging excessive risk taking. We believe that tying compensation to the results achieved is vital to the long-term sustainability of Peoples. For more on our executive compensation practices, see “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS” beginning on page 42 of this Proxy Statement.
While we are pleased to share our ESG story, we do, however, remain conscious of the need to continuously improve our ability to create value for our associates, our communities, our clients and our shareholders. Doing so is essential to achieving our goal of being the "Best Community Bank in America". In 2023 and beyond, we will remain vigilant to maintain rigorous ESG standards, enhance our sustainability efforts and focus on implementing a best-in-class program.
For more information on our ESG areas of focus, please visit our corporate website: https://www.peoplesbancorp.com/about-us/about-peoplesenvironmental-social-and-governance-esg/
Majority Vote Standard
We have adopted provisions in our Corporate Governance Guidelines providing that, in an election where the only nominees are those recommended by the Board, any nominee for election as a director who receives a greater number of votes “against” his or her election than votes “for” his or her election (a “Majority Withheld Vote”) is to promptly tender his or her resignation to the Chairman of the Board following certification of the shareholder vote. The Governance and Nominating Committee will promptly consider the tendered resignation and will recommend to the

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full Board whether to accept or reject the tendered resignation no later than 60 days following the date of the shareholders’ meeting at which the election occurred (the “Shareholder Meeting Date”). In considering whether to accept or reject the tendered resignation, the Governance and Nominating Committee will consider factors deemed relevant by the Governance and Nominating Committee members, including, without limitation, the director’s length of service, the director’s particular qualifications and contributions to Peoples, the reasons underlying the Majority Withheld Vote (if known) and whether these reasons can be cured, and compliance with stock exchange listing standards and our Corporate Governance Guidelines.
The Board will act on the Governance and Nominating Committee’s recommendation no later than 90 days following the Shareholder Meeting Date. In considering the Governance and Nominating Committee’s recommendation, the Board will consider the factors considered by the Governance and Nominating Committee and such additional information and factors the Board believes to be relevant. Following the Board’s decision on the Governance and Nominating Committee’s recommendation, Peoples will promptly disclose publicly the Board’s decision whether to accept the resignation as tendered (providing an explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation) in a Current Report on Form 8-K filed with the SEC.
If one or more directors’ resignations are accepted by the Board, the Governance and Nominating Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board.
Any director who tenders his or her resignation pursuant to the Majority Withheld Vote provision is not to participate in the Governance and Nominating Committee recommendation, or the Board consideration, regarding whether to accept or reject the tendered resignation. If a majority of the members of the Governance and Nominating Committee were to receive a Majority Withheld Vote at the same election, then the independent directors who are then members of the Board and did not receive a Majority Withheld Vote will automatically be appointed to a special Board committee solely for the purpose of considering the tendered resignations and will recommend to the Board whether to accept or reject the tendered resignations.
Shareholder Communications with the Board
Any communication to the Board or to individual directors may be sent to the Board or one or more individual directors in one of two ways. It may be mailed, in care of Peoples’ Corporate Secretary, to Peoples’ headquarters in Marietta, Ohio, and the mailing envelope must contain a clear notation indicating that the enclosed correspondence is a “Shareholder-Board Communication” or a “Shareholder-Director Communication” as appropriate. In addition, shareholders may communicate with the Board or individual directors by utilizing the “Feedback” function on the “Investor Relations” page of Peoples’ website that is monitored by the Corporate Secretary. All such communications, whether via mail or Peoples’ website, must identify the author as a shareholder of Peoples and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Corporate Secretary will make copies of all such communications and circulate them to the appropriate director or directors without any screening. Any correspondence marked “personal and confidential” will be delivered by the Corporate Secretary to the intended recipient(s) without opening.
Nominating Procedures
As described above, Peoples has a standing Governance and Nominating Committee that has the responsibility to identify and recommend to the full Board individuals qualified to become directors. Each candidate must satisfy the eligibility requirements set forth in Peoples’ Code of Regulations. To be eligible for election as a director, an individual must be a shareholder of Peoples. Peoples’ Corporate Governance Guidelines require that each director establish a financial stake in Peoples by developing a meaningful ownership position in Peoples over time as is appropriate given the director’s personal financial circumstances. However, within five years after the date of his or her initial election to the Board, each director must own at least 10,000 common shares of Peoples or common shares of Peoples having a market value of $200,000, whichever is less.
Beyond the above qualifications, the Governance and Nominating Committee will consider such factors as it deems appropriate in evaluating potential individuals for Board membership, including a consideration of the individual’s contribution to the diversity of the Board. When considering potential candidates for the Board, the Governance and Nominating Committee strives to assure that the composition of the Board, as well as its practices and operation, contribute to value creation and to the effective representation of Peoples’ shareholders.

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In considering candidates for the Board, the Governance and Nominating Committee evaluates the entirety of each candidate’s credentials. The Governance and Nominating Committee believes that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflict of interest that would interfere with performance as a director. When identifying nominees to serve as directors, the Governance and Nominating Committee will consider candidates in light of Peoples’ strategic plan and the current composition and needs of the Board. Factors that will be given weight in the consideration may include diversity in business and professional experience, skills, gender, ethnic background, as well as experience and/or residence in Peoples’ diverse market areas. Each of these factors will be considered in order to provide the greatest benefit to the shareholders of Peoples by selecting directors with the most exemplary credentials relative to Peoples’ business and markets.
As shown in the director biographical information included in the section captioned “PROPOSAL NUMBER 1: ELECTION OF DIRECTORS – Nominees,” our directors represent a well-rounded variety of experience, background, knowledge and skills. The Board also gains from directors having a range of tenures as this provides continuity and experience as well as fresh perspective. The average tenure of our directors is six years. The directors range in age from 50 to 71 years.
Because of the importance placed on the directors’ business and professional experience and skills, a director who changes his or her principal occupation from that held when elected to the Board is expected to volunteer to resign from the Board. Although Peoples does not believe that it will be necessary in every instance that a director who makes such a change should leave the Board, the Governance and Nominating Committee is afforded the opportunity to review the appropriateness of continued Board service under the new circumstances and make a recommendation to the full Board.
If a loan from Peoples Bank to a director or to an entity controlled by a director becomes categorized as special mention, substandard or doubtful, such director must promptly resign from the Board.
A director must advise the Chairman of the Board and the Chair of the Governance and Nominating Committee in advance of accepting an invitation to serve as a director of another public company. The Governance and Nominating Committee will then review whether such other board membership may unduly impact the ability of the director to fulfill his or her responsibilities as a director of Peoples and, if so, must make a recommendation to the full Board. Generally, the Board believes that a director of Peoples should not serve on more than three public company boards of directors (including Peoples’ Board).
The Governance and Nominating Committee considers candidates for the Board from any reasonable source, including shareholder recommendations, and does not evaluate candidates differently based on who has made the recommendation. The Governance and Nominating Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating director candidates.
Shareholders may recommend director candidates for consideration by the Governance and Nominating Committee by writing to the Corporate Secretary of Peoples at Peoples’ executive offices in Marietta, Ohio. Such recommendation must provide the candidate’s name, age, business address, residence address, principal occupation or employment, and number of common shares beneficially owned. The recommendation must also describe the qualifications, attributes, skills or other qualities of the recommended director candidate. A written statement from the candidate consenting to be named as a director candidate and, if nominated and elected, to serve as a director must accompany any such recommendation.
Shareholders who wish to nominate an individual for election as a director at an annual meeting of the shareholders of Peoples must comply with the provisions of Peoples’ Code of Regulations regarding shareholder nominations. Shareholder nominations must be made in writing and delivered or mailed to the Corporate Secretary of Peoples not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors. However, if less than 21 days’ notice of the meeting is given to the shareholders, the nomination must be mailed or delivered to the Corporate Secretary no later than the close of business on the seventh day following the day on which the notice of the meeting was mailed to the shareholders. Nominations for the Annual Meeting must be received by April 13, 2023. Each nomination must contain the following information to the extent known by the nominating shareholder:

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•the name, age, business address and residence address of each proposed nominee;
•the principal occupation or employment of each proposed nominee;
•the number of shares of capital stock of Peoples beneficially owned by each proposed nominee and by the nominating shareholder; and
•any other information required to be disclosed with respect to a nominee for election as a director under the SEC’s proxy rules.
Each nomination must be accompanied by the written consent of the proposed nominee to serve as a director of Peoples if elected. Nominations not made in accordance with the above requirements and Peoples’ Code of Regulations will not be considered.
PROPOSAL NUMBER 1: ELECTION OF DIRECTORS
As of the date of this Proxy Statement, there were 13 members of the Board.
Two members have been added to the Board since the 2022 Annual Meeting of Shareholders. Upon the recommendation of the Governance and Nominating Committee, at the January 26, 2023 Board meeting, the Board increased the number of directors to 13 and elected Carol A. Schneeberger to fill the then newly-created vacancy. On February 21, 2023, Douglas V. Reynolds notified Peoples of his decision to resign from the Board effective February 21, 2023. At the February 23, 2023 Board meeting, Dwight E. Smith was elected to fill the then newly-created vacancy. Each of Ms. Schneeberger and Mr. Smith was elected as a director for a term expiring at the 2023 Annual Meeting. Ms. Schneeberger and Mr. Smith were identified by the Governance and Nominating Committee through search processes led by the Chair of the Governance and Nominating Committee.
On February 1, 2023, George W. Broughton notified Peoples of his decision to retire from the Board effective at the end of his current term. Accordingly, Mr. Broughton is not standing for re-election at the Annual Meeting.
Upon the recommendation of the Governance and Nominating Committee, the Board has fixed the number of directors at 12, effective upon the expiration of the term of Mr. Broughton, immediately prior to the Annual Meeting.
Each of the current directors, except Mr. Broughton, is standing for re-election at the Annual Meeting for a one-year term expiring at the 2024 Annual Meeting.
Recommendation and Vote Required
The Board proposes that each of the nominees identified below be re-elected for a new one-year term and until the nominee’s successor is duly elected and qualified, or until the nominee’s earlier resignation, removal from office or death. The Governance and Nominating Committee recommended each nominee for re-election.
Peoples' Code of Regulations provides that the nominees for election as directors receiving the greatest number of votes “FOR” election as a director of Peoples will be elected. Except in the case of broker non-votes, common shares represented by properly-authenticated internet or telephone voting instructions, that are submitted prior to the deadline for doing so, or by properly-executed and returned Proxy Cards, that are received prior to the deadline for such receipt, will be voted as specified or, if no instructions are given, “FOR” the election of the Board’s nominees. Common shares as to which the authority to vote is withheld will not be counted toward the election of directors, or toward the election of the individual nominees specified on the Proxy Card and in the voting instructions. However, common shares as to which the authority to vote is withheld will be treated as a vote against the nominee for the purpose of the majority vote standard provisions in our Corporate Governance Guidelines. Broker non-votes will not

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be counted toward the election of directors, toward the election of the individual nominees specified on the Proxy Card and in the voting instructions, or for purposes of the majority vote standard provisions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT PEOPLES' SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES LISTED BELOW.
Nominees
The following table gives certain information, as of the date of this Proxy Statement, concerning each nominee for re-election as a director of Peoples. Unless otherwise indicated, each individual has had the same principal occupation for more than five years. Each individual also serves as a director of Peoples Bank.

Tara M. Abraham

Age: 56 Director Continuously Since: 2012	Chairwoman and Co-CEO of Accel Inc., a contract manufacturing and assembly company. Co-owner of TaDa Holdings LLC, a holding company for eight businesses in the areas of real estate and business investment, product development and temporary staffing. Co-owner of Accel Business Solutions LLC, a company that sells and distributes technology. Co-owner of TMA Licensing LLC, a company that licenses retail products and consumer packaged goods. Co-owner of TMA Consulting LLC, a business consulting firm. All of these entities are based in New Albany, Ohio. Board Member of the Women’s Business Enterprise National Council since 2007 and a former Board member of the National Women's Business Council (2011 to 2014).
Ms. Abraham brings to the Board the perspective of an accomplished entrepreneur, business investor and strategist, with an in-depth knowledge of the retail industry. Ms. Abraham is a successful business operator in a market served by Peoples. She is also a dedicated supporter and advocate of women-owned businesses and is actively involved with a variety of philanthropic boards and organizations serving central Ohio. In 2018, she earned a CERT Certification in Cyber Security Oversight from Carnegie Mellon University.

S. Craig Beam

Age: 71 Director Continuously Since: 2015	Co-Owner of Thorobeam Farm, LLC, a thoroughbred horse business headquartered in Sabina, Ohio, since 2006, and private investor since his retirement in 1999. Mr. Beam sold his sand, gravel and stone production business in 1999 after 28 years of ownership and operation. He was a member of the Board of Directors of NB&T Financial Group, Inc., a bank holding company headquartered in Wilmington, Ohio (“NB&T”), from 1990 until March 6, 2015, when NB&T merged into Peoples. During that time, he served on and chaired both NB&T’s Compensation Committee, and NB&T's Nominating and Corporate Governance Committee. Mr. Beam was one of the two former NB&T directors selected by Peoples to join the Board as required by the merger agreement between Peoples and NB&T.
Mr. Beam brings to the Board many years of experience as a board member of a publicly-traded bank holding company and an in-depth knowledge of the southwest Ohio markets served by Peoples.

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David F. Dierker

Age: 65 Director Continuously Since: 2014	Retired banking executive with SunTrust Banks, Inc., a financial services company headquartered in Atlanta, Georgia. Mr. Dierker held various senior level positions with SunTrust Banks, Inc. from 1996 until his retirement in 2013, including serving as Chief Administrative Officer from 2006 to 2013.
Mr. Dierker brings to the Board more than 36 years of experience working with financial institutions, including roles in finance and administration. In his role as Chief Administrative Officer of SunTrust Banks, Inc., he directed a variety of corporate functions, including human resources, internal audit, business strategy, supplier management, corporate real estate, regulatory reform and corporate communications. His extensive industry experience and financial expertise make him a valuable asset to the Board and, in particular, the Audit Committee and the Risk Committee.

James S. Huggins

Age: 66 Director Continuously Since: 2012	Attorney-At-Law. Of Counsel, Theisen Brock, a Legal Professional Association, a law firm located in Marietta, Ohio (“Theisen Brock”) where he has practiced law since 1981. The status of Mr. Huggins with Theisen Brock changed from “partner” to “of counsel” on January 1, 2017, at which time he no longer owned a partnership interest in the firm. Director of Peoples Bank Foundation, Inc. since June 2016.
Mr. Huggins has over 39 years of experience as a practicing attorney in the areas of commercial law, creditor’s rights, and oil and gas law. In addition to his expertise in these areas, he brings to the Board a wealth of knowledge of the Marietta, Ohio and Parkersburg, West Virginia market areas, having lived and worked in Marietta, Ohio since 1981.

Brooke W. James

Age: 50 Director Continuously Since: 2015	Partner and co-business administrator for WMSALL Farms, her family’s farming operation in Wilmington, Ohio, since 1999. Teacher at the Columbus School for Girls in Columbus, Ohio, from 2001 to 2005. She was a member of the Board of Directors of NB&T from 2005 until March 6, 2015, when NB&T merged into Peoples. During that time, she served on NB&T’s Audit Committee. Ms. James was one of the two former NB&T directors selected by Peoples to join the Board as required by the merger agreement between Peoples and NB&T.
Ms. James brings to the Board many years of experience as a board member of a publicly-traded bank holding company and knowledge of the southwest Ohio markets served by Peoples. As a significant shareholder of Peoples, she also provides the Board with insight into the expectations of Peoples’ shareholders.

Susan D. Rector

Age: 64 Director Continuously Since: 2011	Attorney-At-Law. Partner in the law firm of Peterson Connors LLP in Columbus, Ohio since April 2017. Partner in the law firm of Ice Miller LLP (formerly Schottenstein, Zox & Dunn Co., LPA) in Columbus, Ohio from 1987 until April 2017. Ms. Rector has served as Chairwoman of the Board of Peoples and Peoples Bank since October 2020.
Ms. Rector brings to the Board valuable experience as an attorney, practicing primarily in the areas of intellectual property law, information technology law and business transactions, including business formations, restructurings, and mergers and acquisitions. Her extensive experience in assisting both start-up and established businesses with complex technology, information technology and e-commerce issues provides significant value to the Board as the internet and mobile operations of Peoples Bank continue to grow. Her practice with regulated entities provides experience with compliance issues and governmental oversight. She also has over 30 years of experience serving on nonprofit boards where she has focused on trustee nominations, board governance and oversight.

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Kevin R. Reeves

Age: 56 Director Continuously Since: 2022
Head of US Markets in Zero Carbon Energy for BP’s Gas & Low Carbon Energy Group since January 2022. Mr. Reeves has worked for BP PLC, one of the world’s leading integrated oil and gas companies, since June 2014. Prior to assuming his current responsibilities, Mr. Reeves led BP’s energy marketing efforts in the Midwest and Northeast United States as Vice President, Natural Gas & Power Origination. Mr. Reeves previously worked for American Electric Power Energy Partners from August 2002 to May 2014 in energy marketing roles; for Reliant Energy’s Wholesale Group from October 1999 to June 2002 as director of wholesale energy sales in the southwestern United States; and for Enron North America from August 1995 to October 1999 as manager for industrial and energy marketing. Prior to embarking on his career in the private sector, Mr. Reeves served as a PATRIOT missile battery launcher platoon leader in Germany and Saudi Arabia during the First Gulf War, serving from May 1988 to May 1993.

Mr. Reeves brings to the Board more than 25 years of experience in commodity risk management within the highly regulated energy industry. Mr. Reeves also has experience serving on nonprofit boards, where he has held leadership positions and served as a member of audit and finance committees.

Carol A. Schneeberger

Age: 66 Director Continuously Since: 2023	Retired bank executive who served as Executive Vice President and Chief Administrative Officer of Peoples and Peoples Bank from July 2011 to March 31, 2020. Prior to July 2011, Ms. Schneeberger, a Certified Public Accountant (retired), held a variety of different leadership positions with Peoples, including serving as interim Chief Financial Officer from April 2007 to May 2008. During her tenure at Peoples, she also served as Auditor and as Director of Human Resources. Ms. Schneeberger joined Peoples in 1977 as a bank teller, and retired on March 31, 2020 after more than 42 years of service.
Ms. Schneeberger’s previous role as Executive Vice President and Chief Administrative Officer of Peoples and Peoples Bank provides her with substantial knowledge of the organization and its operations, especially in the areas of internal controls, information security and technology, regulatory compliance, risk management and operations. Ms. Schneeberger has been involved with several community and charitable organizations. She currently serves on the boards of Marietta Community Foundation and Marietta Area Health Care, Inc.

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Frances A. Skinner

Age: 58 Director Continuously Since: 2021
Partner and co-founder of AUM Partners, LLC, a consulting firm specializing in leadership development at financial services firms, where she worked from its founding in September 2009 to April 2018 and then since 2019. Ms. Skinner also currently serves as an independent corporate director for Fenimore Asset Management, a privately-held investment advisory firm, a position she has held since August 2019. She has also served as the Vice-President of Women Investment Professionals since April 2020, a non-profit supporting women in the financial services industry. A Certified Public Accountant and Chartered Financial Analyst, Ms. Skinner served as Chief Administrative Officer – Investments, for Diamond Hill Investment Group, Inc., a publicly-traded independent active asset manager, from April 2018 to July 2019 after serving as an independent member of the Board of Directors of Diamond Hill Investment Group, Inc. from May 2010 to May 2018. While serving on the Diamond Hill Investment Group, Inc. Board of Directors, Ms. Skinner was chair of the Compensation Committee from 2011 to 2018, an audit committee financial expert on the Audit Committee from 2010 to 2018, and a member of the Nominating/Governance Committee.

Ms. Skinner has over 35 years of experience in the areas of investment management, finance, leadership and consulting. Ms. Skinner’s work on past and current boards as well as her work as an executive and consultant with AUM Partners, LLC allow her to contribute to the Board not only her strong quantitative perspective, but also her equally strong non-quantitative experience working with leaders and their teams.

Dwight E. Smith

Age: 65 Director Continuously Since: 2023	Founder, President and Chief Executive Officer of Sophisticated Systems, Inc. (“SSI”), a Columbus, Ohio company that provides businesses with a comprehensive set of information technology solutions ranging from technology deployments and assessments to fully outsourced managed services in areas including cloud computing and cyber security. In February 2023, SSI was acquired by IP Pathways, LLC, a leading technology solutions provider in the Midwest, and Mr. Smith has moved into the role of Founder Emeritus, to assist in the transition after the acquisition. In March 2022, Smith concluded seventeen years of board service at State Auto Mutual Company. Mr. Smith also served as a director for the Federal Reserve Bank of Cleveland from 2017 to 2022.
Mr. Smith’s board experience is significant, including serving on boards of private equity-backed companies, an ESOP organization, and publicly-traded firms. In addition to company board service, Smith serves as a Director at Nationwide Children’s Hospital, Online Computer Library Center, and Highlights Foundation. Mr. Smith’s board service has included experience with audit, compensation, nominating and governance committees.

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Charles W. Sulerzyski

Age: 65 Director Continuously Since: 2011	President and Chief Executive Officer of Peoples and Peoples Bank since April 2011. Member of the Board of Managers of Peoples Insurance Agency, LLC since 2011, serving as President from April 2011 to April 2012, and from June 2015 until October 2015. Member of the Board of Managers of Vantage Financial, LLC since March 2022. Formerly Regional President of the Great Lakes Region for KeyBank, National Association., a national bank located in Cleveland, Ohio, from 2005 to 2010; Managing Director at Marsh & McClennan, Inc., a company located in New York, New York, which provides risk and insurance services and solutions, from 2000 to 2005; and Executive Vice President, Community Banking Group, at The Provident Bank, Cincinnati, Ohio, from 1996 to 2000. Director of Peoples Bank Foundation, Inc. since May 2011.
Mr. Sulerzyski’s role as President and Chief Executive Officer of Peoples and Peoples Bank provides him with intimate knowledge of the organization and its operations through his day-to-day management responsibilities. In addition, Mr. Sulerzyski’s service as a director allows him to share this valuable day-to-day perspective with the full Board. Mr. Sulerzyski’s many years of experience as a financial services executive also allow him to bring extensive industry knowledge in banking, insurance and investment organizations to the Board.

Michael N. Vittorio

Age: 70 Director Continuously Since: 2021	Former President and Chief Executive Officer of The First of Long Island Corporation and its national bank subsidiary, The First National Bank of Long Island, a full-service commercial bank headquartered in Long Island, New York. Mr. Vittorio was appointed President of both entities in 2002 and was appointed Chief Executive Officer of both entities in 2003. He retired from those positions on December 31, 2019. He also served on the boards of directors of both entities from February 2003 until April 2020.
Mr. Vittorio brings to the Board more than 45 years of experience in banking, including 17 years as the Chief Executive Officer of a successful community bank whose holding company was publicly-traded. Mr. Vittorio has extensive experience in commercial and real estate credit, strategic planning and execution, profitability, branch distribution, marketing, branding, corporate finance, mergers and acquisitions, relationship building, risk management, and team building.
While it is contemplated that all nominees will stand for re-election at the Annual Meeting, if one or more nominees at the time of the Annual Meeting should be unable to serve or for good cause will not serve as a candidate for re-election as a director, the individuals designated as proxy holders on the Proxy Card or in the voting instructions will have full discretion to vote the common shares represented by the proxies they hold for the re-election of the remaining nominees and for the election of any substitute nominee or nominees designated by the Board following recommendation by the Governance and Nominating Committee, unless the Board reduces the number of directors to be elected. If any substitute nominees are designated, Peoples will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by SEC rules. The Board knows of no reason why any of the nominees named above would be unavailable or unable to serve if re-elected to the Board.
There are no family relationships among any of the directors, nominees for election as a director and executive officers of Peoples.
None of the directors of Peoples is or has been involved in any legal proceedings required to be reported or disclosed in this Proxy Statement.

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Board Highlights
If all of the Board’s nominees are re-elected at the Annual Meeting, the Board will have the following characteristics:
Board Skills
The matrix below, as well as the descriptions following the matrix, summarize the skills and experience of the Board's nominees for election at the Annual Meeting. The Governance and Nominating Committee utilizes a matrix approach that tracks each director’s and director nominee’s experience and qualifications in a tabular format to assist the committee in maintaining a well-rounded, diverse and effective Board. The matrix does not encompass all of the knowledge, skills, or experiences of our directors, and the fact that a particular qualification, skill, or experience is not listed does not mean that a director does not possess it. In addition, the absence of a particular qualification, skill, or experience with respect to any of our directors does not mean the director in question is unable to contribute to the decision-making process in that area, taking into consideration the qualifications for membership on each of the standing committees of the Board. The type and degree of qualification, skill and experience listed below may vary among members of the Board.

Board Skills Matrix
	Abraham	Beam	Dierker	Huggins	James	Rector	Reeves	Schneeberger	Skinner	Smith	Sulerzyski	Vittorio
Current/Former Business Owner	x	x		x	x	x			x	x
Audit/Financial Reporting			x					x	x			x
Mergers & Acquisitions			x					x			x	x
Certified Public Accountant or Chartered Financial Analyst ®								x	x
Banking Industry			x					x			x	x
Insurance Industry									x	x	x	x
Investment/brokerage Industry									x		x
Risk Management			x				x	x				x
Compensation/Human Capital		x	x					x	x
Corporate Governance		x				x		x		x
Legal				x		x
Information Technology/Cybersecurity	x					x		x		x
Financial Regulatory			x					x			x	x
Business Analytics			x						x		x	x
Marketing - Digital & Retail	x										x
The following are descriptions of the skills that the Board believes are important in effective oversight of Peoples:
•Current/Former Business Owner - Prior or current experience owning and managing a business serves as valuable insight for Peoples.
•Audit/Financial Reporting - Prior experience working in finance, accounting, and/or audit, in an internal or external setting.
•Merger & Acquisition - Prior experience leading complex mergers or acquisitions and direct involvement in the integration of associates, systems, data and operations.
•Certified Public Accountant or Chartered Financial Analyst ® - Valuable certifications and knowledge for the organization.

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•Banking Industry - Experience in one or more of Peoples' specific financial service areas.
•Insurance Industry - Experience in one or more of Peoples' specific insurance products.
•Investment/brokerage Industry - Experience in investment or brokerage industry or management of those offering these products.
•Risk Management - Significant experience with enterprise risk management principles and concepts as well as experience managing risk at a large, complex organization.
•Compensation/Human Capital - Experience aligning compensation with strategy and performance and ensuring compensation plans do not encourage excessive risk taking. Experience developing a strong corporate culture and focusing on colleague engagement.
•Corporate Governance - Experience in governance matters, principles and administration.
•Legal - Significant experience working as a lawyer with a track record of assessing risk, implementing appropriate mitigation measures, and advising business clients.
•Information Technology/Cybersecurity - Expertise in cybersecurity and information technology systems and developments, either through coursework or industry experience. Experience managing technology risks at a large organization.
•Financial Regulatory - Experience working closely with financial regulators and regulatory issues.
•Business Analytics - Experience analyzing company performance and trends, providing valuable insight for the future of Peoples.
•Marketing - Digital & Retail - Experience leveraging technology to improve the customer experience online and inside retail locations. Customer marketing and branding experience with a digital mindset.
Board Diversity
Peoples provided information on the self-identified gender and demographic background attributes of the 13 then members of the Board in the section captioned "PROPOSAL NUMBER 1: ELECTION OF DIRECTORS - Board Diversity" of Peoples' Proxy Statement for the 2022 Annual Meeting of Shareholders. The matrix below summarizes the self-identified gender and demographic background attributes of the members of the Board, effective as of February 27, 2023:

Board Diversity Matrix as of February 27, 2023

Board Size:
Total Number of Directors	13
Gender:	Male	Female	Non-Binary	Did Not Disclose Gender
Number of directors based on gender identity	8	5	—	—
Number of directors who self-identify in any of the demographic background categories below:
African American or Black	2	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	6	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	None

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THE BOARD AND COMMITTEES OF THE BOARD
The Board has adopted the Peoples Bancorp Inc. Corporate Governance Guidelines, a copy of which is posted under the “Corporate Overview – Governance Documents” tab on the “Investor Relations” page of Peoples’ website at www.peoplesbancorp.com. The Board has also adopted the Code of Ethics for Directors, Officers and Employees of Peoples Bancorp Inc. and our Subsidiaries (the “Code of Ethics”), a copy of which is posted under the “Corporate Overview – Governance Documents” tab on the “Investor Relations” page of Peoples’ website at www.peoplesbancorp.com.
Committees of the Board
The Board has five standing committees: Audit, Compensation, Executive, Governance and Nominating, and Risk. Each of the standing committees is chaired by a separate independent director. The Audit Committee and the Risk Committee are charged with the majority of the risk oversight responsibilities of the Board. The Compensation Committee evaluates, with Peoples’ senior risk officer, all risks posed by Peoples’ executive compensation programs and makes all reasonable efforts required to limit any unnecessary risks these programs may pose to Peoples and to ensure that the programs do not encourage participants to take unnecessary or excessive risks that threaten the value of Peoples. These evaluations are conducted in accordance with guidance from applicable federal regulators. The Audit Committee, the Compensation Committee and the Risk Committee are focused on maintaining our key risks within acceptable tolerances and work in concert to provide enterprise-wide oversight. Each committee’s role and its interaction with the full Board regarding the committee’s oversight responsibilities are described more fully below. Through these committees and effective working relationships with management, the Board is able to effectively monitor and maintain an active role in the oversight of the key aspects of the risks to which Peoples is exposed. Peoples believes that this risk oversight structure, coupled with Peoples’ leadership structure of having an independent director serve as Chairman of the Board, maximizes the independence and objectivity of the Board in carrying out its functions.
Audit Committee
The Audit Committee is currently comprised of seven directors: S. Craig Beam; George W. Broughton; David F. Dierker (Chair); James S. Huggins; Kevin R. Reeves; Frances A. Skinner; and Michael N. Vittorio. Each of these directors, with the exception of Mr. Reeves, served as a member of the Audit Committee throughout the entire 2022 fiscal year. Mr. Reeves was appointed as a member of the Audit Committee on April 28, 2022. The Board has determined that each of the current members of the Audit Committee qualifies as an independent director for purposes of Rule 10A-3 under the Exchange Act and under the applicable Nasdaq Rules.
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act and conducts its business pursuant to a written charter adopted by the Board. A copy of the current charter of the Audit Committee is posted under the “Corporate Overview – Governance Documents” tab on the “Investor Relations” page of Peoples’ website at www.peoplesbancorp.com. At least annually, the Audit Committee reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices. Among other duties set forth in its charter, the Audit Committee is responsible for:
•appointing, terminating, compensating and overseeing the work of Peoples’ independent registered public accounting firm, including resolving any disagreements between Peoples’ management and Peoples’ independent registered public accounting firm regarding financial reporting;
•pre-approving all audit and non-audit services provided by Peoples’ independent registered public accounting firm;
•discussing with Peoples’ independent registered public accounting firm the matters required to be communicated to the Audit Committee under applicable auditing standards and reviewing all relationships between Peoples’ independent registered public accounting firm and Peoples and our subsidiaries;

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•reviewing and discussing with Peoples’ management, the auditors performing Peoples’ internal audit function (the “Internal Auditors”) and Peoples’ independent registered public accounting firm the adequacy and effectiveness of Peoples’ internal control over financial reporting and related accounting and financial controls;
•reviewing with the Internal Auditors and Peoples’ independent registered accounting firm annually, before each audit begins, the overall scope and plans for their respective audits, including the adequacy of staffing and compensation;
•reviewing and approving an internal audit contingency plan addressing how internal audits will be completed if the Internal Auditors cannot complete their audit plan;
•appointing, terminating, compensating, and overseeing the Internal Auditors, including approving the scope of the internal audit, and overseeing the operation and performance of the Internal Auditors;
•naming, defining the overall roles and responsibilities of and assessing the effectiveness of, an individual within management to act as a liaison between the Internal Auditors, the Board and Peoples’ management;
•reviewing all transactions with related persons required to be reported to the Audit Committee under the Related Person Transaction Policy for potential conflict of interest situations, and approving or ratifying such transactions as appropriate;
•reviewing Peoples’ earnings press releases, earnings conference call scripts, and financial statements and related disclosures in Peoples’ periodic reports, and any other public disclosures containing material non-public financial information;
•setting hiring policies for employees or former employees of Peoples’ independent registered public accounting firm;
•establishing and reviewing the procedures for the receipt, retention and treatment of complaints received by Peoples regarding accounting, internal accounting controls or auditing matters;
•receiving from Peoples’ General Counsel reports of evidence of a material violation of securities laws, breaches of fiduciary duty, a material violation of similar laws and asserted and unasserted claims and liabilities that may have a material impact on Peoples’ consolidated financial statements;
•reviewing with the Internal Auditors and Peoples’ counsel, legal and regulatory matters that may have a material impact on Peoples’ consolidated financial statements, related compliance policies of Peoples and compliance with Peoples’ Code of Ethics and programs and reports received from regulatory agencies;
•assisting the Board in the oversight of the performance of Peoples’ independent registered public accounting firm, and the independent registered public accounting firm’s qualifications and independence;
•preparing the report of the Audit Committee required to be included in Peoples’ annual Proxy Statement;
•performing the duties required by applicable laws and regulations to be performed by the audit committee for Peoples Bank, in its capacity as an Ohio state-chartered bank;
•performing the duties required by applicable laws and regulations to be performed by the fiduciary audit committee for Peoples Bank, in its capacity as a bank exercising fiduciary powers;
•performing an evaluation of the Audit Committee’s performance at least annually to determine whether the Audit Committee is functioning effectively; and
•other duties and responsibilities as may be delegated to the Audit Committee by the full Board.
The Audit Committee held 28 meetings during the 2022 fiscal year. The “AUDIT COMMITTEE REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022” appears beginning on page 96.
The Board has concluded that each member of the Audit Committee is able to read and understand fundamental financial statements, including Peoples’ balance sheet, income statement and cash flow statement. Based upon their respective backgrounds, knowledge, qualifications, experience and professions, the Board has determined that David F. Dierker, Frances A. Skinner and Michael N. Vittorio qualify as “audit committee financial experts” under applicable SEC rules, and as “financially sophisticated” for purposes of the applicable Nasdaq Rules.

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Compensation Committee
The Compensation Committee is currently comprised of six directors: Tara M. Abraham; S. Craig Beam (Chair); Brooke W. James; Susan D. Rector; Frances A. Skinner; and Michael N. Vittorio. Each of these directors served as a member of the Compensation Committee throughout the entire 2022 fiscal year. The Board has determined that each of the current members of the Compensation Committee qualifies as (i) an “independent director” under the applicable Nasdaq Rules, including those specifically applicable to members of a compensation committee, and (ii) a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.
The Compensation Committee is organized and conducts its business pursuant to a written charter adopted by the Board. A copy of the current charter of the Compensation Committee is posted under the “Corporate Overview – Governance Documents” tab on the “Investor Relations” page of Peoples’ website at www.peoplesbancorp.com. At least annually, the Compensation Committee reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board for approval as necessary.
The Compensation Committee is primarily responsible for:
•developing and implementing the compensation philosophy for the Chief Executive Officer, the other executive officers, and such other designated officers and employees of Peoples and our subsidiaries as directed by the Board that strengthens the relationship between pay levels and corporate performance and returns to shareholders;
•reviewing and approving corporate and individual goals and objectives relevant to evaluating the Chief Executive Officer, evaluating the performance of the Chief Executive Officer in light of those goals and objectives and determining the compensation of the Chief Executive Officer based on this evaluation;
•reviewing and approving corporate and individual goals and objectives relevant to evaluating the performance of the executive officers other than the Chief Executive Officer and other designated officers and employees as may be determined from time to time by the Compensation Committee and determining the compensation of the executive officers and such other designated officers and employees, with input from the Chief Executive Officer;
•reviewing with Peoples’ management and approving all forms of compensation to be provided to Peoples’ Chief Executive Officer, the executive officers and other designated officers and employees, as determined from time to time by the Compensation Committee;
•approving amendments to any of Peoples’ incentive-based compensation, equity-based compensation, bonus compensation, perquisites, employee benefit plans and salary programs;
•acting as the administrator of each of Peoples’ equity-based compensation plans and each of Peoples’ incentive compensation plans;
•reviewing and making recommendations to the full Board with respect to amendments to Peoples’ equity-based compensation plans and incentive compensation plans;
•recommending changes in the number of common shares reserved for issuance under any equity-based compensation plan;
•approving any award as may be required to comply with applicable provisions of the Internal Revenue Code and the Treasury regulations promulgated thereunder;
•evaluating the need for, and provisions of, employment contracts, including severance arrangements and change in control agreements, for the Chief Executive Officer and other executive officers, as well as for other designated officers and employees;
•reviewing with Peoples’ management and approving recommendations with regard to an aggregate salary budget for employees of Peoples and our subsidiaries;
•reviewing and approving the plan design and structure of insurance benefits coverage for officers, directors and employees of Peoples and our subsidiaries;
•reviewing and monitoring incentive compensation arrangements to confirm that incentive pay policies and practices do not encourage unnecessary risk taking, and reviewing and discussing, at least annually, the

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relationship among Peoples’ risk management policies and practices, corporate strategy and executive compensation;
•reviewing Peoples’ management succession and development activities at least annually;
•performing an evaluation of the Compensation Committee’s performance at least annually to determine whether the Compensation Committee is functioning effectively;
•recommending to the full Board the compensation and benefits for directors of Peoples and our subsidiaries;
•acting as the administrator of Peoples’ Deferred Compensation Plan for Directors and reviewing and making recommendations to the full Board with respect to amendments to the same;
•reviewing and discussing the Compensation Discussion and Analysis with Peoples’ management and recommending to the full Board that the same be included in Peoples’ annual proxy statement;
•producing the annual report of the Compensation Committee on executive compensation to be included in Peoples’ annual proxy statement;
•reviewing and discussing with Peoples’ management any disclosures required by applicable SEC rules related to Peoples’ compensation risk management;
•monitoring summary data on the employee population of Peoples and our subsidiaries;
•approving material changes to Peoples’ human resources policies; and
•providing recommendations to the full Board on Peoples-sponsored compensation-related proposals to be considered at Peoples’ annual meeting of shareholders, including “Say-on-Pay” and “Say-on-Frequency” proposals; and reviewing and considering with Peoples management the results of such votes.
The Compensation Committee administers Peoples’ Third Amended and Restated 2006 Equity Plan (the “2006 Plan”), Peoples’ Employee Stock Purchase Plan (“ESPP”) and Peoples’ incentive programs, and approves grants of awards under the 2006 Plan and Peoples' incentive compensation programs in compliance with applicable securities and tax laws. The Compensation Committee also undertakes such other responsibilities as the full Board may from time to time prescribe.
The Compensation Committee held six meetings during the 2022 fiscal year. Its Chair determines the agenda for the meetings with the assistance of Peoples’ Chief Human Resources Officer, who serves as Secretary to the Compensation Committee.
The Compensation Committee has the authority to retain one or more compensation consultants or advisors to assist in the evaluation of director and executive officer compensation. The Compensation Committee has sole authority to retain and terminate any such compensation consultant or advisor, including sole authority to approve the fees and other retention terms of any consultant or advisor. The Compensation Committee engaged Pay Governance, LLC (“Pay Governance”) as the Compensation Committee’s compensation and benefits consultant for the 2022 fiscal year. The Compensation Committee has direct access to its compensation and benefits consultant and may engage the consultant on an as needed basis for advice with respect to the amount and form of executive and director compensation. Pay Governance does not provide services to Peoples or our subsidiaries other than those provided to or at the request of the Compensation Committee. Please see the discussion of the consulting services provided to the Compensation Committee by Pay Governance in the section captioned “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS - Setting Executive Compensation” beginning on page 50 of this Proxy Statement.
The Compensation Committee determined that the work of Pay Governance during the 2022 fiscal year did not raise any actual conflict of interest. Additionally, the Compensation Committee determined that Pay Governance was independent of management after considering several factors, including (1) whether Pay Governance provided any other services to Peoples; (2) the amount of fees received from Peoples by Pay Governance as a percentage of the firm’s total revenue; (3) Pay Governance’s policies and procedures that are designed to prevent conflicts of interest; (4) any business or personal relationship of the individual compensation consultants providing services to Peoples with a member of the Compensation Committee; (5) the number of Peoples common shares owned by the individual compensation consultants providing services to Peoples; and (6) any business or personal relationships between the

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executive officers of Peoples and Pay Governance or the individual compensation consultants providing services to Peoples.
The section captioned “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS” regarding executive compensation for the 2022 fiscal year appears beginning on page 42, and the “COMPENSATION COMMITTEE REPORT” for the 2022 fiscal year appears beginning on page 63 of this Proxy Statement.
Executive Committee
The Executive Committee is currently comprised of seven directors: S. Craig Beam; George W. Broughton; David F. Dierker; James S. Huggins; Brooke W. James; Susan D. Rector (Chair); and Charles W. Sulerzyski. Each of these directors served as a member of the Executive Committee throughout the entire 2022 fiscal year. The Executive Committee is organized and conducts its business pursuant to a written charter adopted by the Board. A copy of the current charter of the Executive Committee is posted under the “Corporate Overview – Governance Documents” tab on the “Investor Relations” page of Peoples’ website at www.peoplesbancorp.com. The Executive Committee did not meet during the 2022 fiscal year.
The responsibilities of the Executive Committee include exercising, during the intervals between the meetings of the full Board, all the powers of the Board in the management of the business, properties and affairs of Peoples, including authority to take all action provided in Peoples’ Code of Regulations to be taken by the Board, to the extent not delegated to another Board committee. However, the foregoing is subject to the applicable provisions of law and the limitations contained in the Executive Committee’s charter.
Governance and Nominating Committee
The Governance and Nominating Committee is currently comprised of six directors: Tara M. Abraham; George W. Broughton; David F. Dierker; Brooke W. James (Chair); Susan D. Rector; and Kevin R. Reeves. Each of these directors, with the exception of Mr. Reeves, served as a member of the Governance and Nominating Committee throughout the entire 2022 fiscal year. Mr. Reeves was appointed as a member of the Governance and Nominating Committee Committee on April 28, 2022. The Board has determined that each of the current members of the Governance and Nominating Committee qualifies as an independent director under applicable Nasdaq Rules.
The Governance and Nominating Committee is organized and conducts its business pursuant to a written charter adopted by the Board, a copy of which is posted under the “Corporate Overview – Governance Documents” tab on the “Investor Relations” page of Peoples’ website at www.peoplesbancorp.com. At least annually, the Governance and Nominating Committee reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board for approval as necessary. The Governance and Nominating Committee held seven meetings during the 2022 fiscal year.
The Governance and Nominating Committee is primarily responsible for:
•establishing and articulating qualifications, desired background and selection criteria for members of the Board consistent with any eligibility requirements set forth in Peoples’ Code of Regulations, considering such factors as the Governance and Nominating Committee deems appropriate;
•identifying and evaluating Board candidates and periodically reviewing the procedures used by the Governance and Nominating Committee in such identification and evaluation processes;
•screening and making recommendations to the full Board of qualified and diverse candidates for election, nomination or appointment to the Board, including nominees for re-election as directors and candidates to fill vacancies;
•evaluating and recommending to the full Board determinations of Board member independence and of financial expertise and financial sophistication with respect to Audit Committee members;
•recommending assignments to committees of the Board and chairs of Board committees for consideration by the full Board;
•reviewing with the Chairman of the Board, or another director designated by the Board, issues involving potential conflicts of interest and/or any change of status of directors pursuant to applicable law and the applicable

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provisions of Peoples’ Code of Ethics, Peoples’ Code of Regulations or Peoples’ Corporate Governance Guidelines;
•periodically administering and reviewing with the Chairman of the Board, or another director designated by the Board, an evaluation of the processes and performance of the Board and the Board’s committees, and reporting such review to the Board;
•recommending to the full Board for its consideration the number of members to serve on the Board;
•periodically reviewing Peoples’ Code of Ethics and the Related Person Transaction Policy and recommending changes, as deemed necessary or appropriate by the Governance and Nominating Committee, to the full Board for approval;
•overseeing Peoples’ practices and reporting with respect to ESG matters;
•reviewing and reporting to the full Board on board education opportunities and additional corporate governance matters as necessary or as directed by the Chairman of the Board or the Board as a whole;
•overseeing the orientation and education of new and continuing members of the Board;
•developing and recommending to the Board a set of Corporate Governance Guidelines applicable to Peoples and periodically reviewing the same;
•performing an evaluation of the Governance and Nominating Committee’s performance at least annually to determine whether the Governance and Nominating Committee is functioning effectively; and
•reviewing the appropriateness of continued Board service by a Board member who changes his or her principal occupation from that held when elected to the Board and has volunteered to resign from the Board for such reason.
Risk Committee
The Risk Committee is currently comprised of eleven directors: Tara M. Abraham; S. Craig Beam; George W. Broughton; David F. Dierker; James S. Huggins (Chair); Brooke W. James; Susan D. Rector; Kevin R. Reeves, Frances A. Skinner; Charles W. Sulerzyski; and Michael N. Vittorio. Each of these directors served as members of the Risk Committee throughout the entire 2022 fiscal year with the exception of Mr. Reeves and Mr. Sulerzyski. Mr. Reeves was appointed as a member of the Risk Committee on April 28, 2022; Mr. Sulerzyski was appointed as a member of the Risk Committee on May 2, 2022. Former director Douglas V. Reynolds served as a member of the Risk Committee throughout the entire 2022 fiscal year and during the 2023 fiscal year until his resignation effective February 21, 2023. The Board has determined that, with the exception of Mr. Sulerzyski, each of the current members of the Risk Committee qualifies, and during his period of service in each of the 2022 fiscal year and the 2023 fiscal year, Mr. Reynolds qualified, as an independent director under applicable Nasdaq Rules.
The Risk Committee is organized and conducts its business pursuant to a written charter adopted by the Board, which is posted under the “Corporate Overview – Governance Documents” tab on the “Investor Relations” page of Peoples’ website at www.peoplesbancorp.com. At least annually, the Risk Committee reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices. The Risk Committee held seven meetings during the 2022 fiscal year.
The primary responsibilities of the Risk Committee are:
•reviewing and annually approving Peoples’ enterprise risk management framework and policy;
•reviewing and approving Peoples’ risk appetite, risk tolerances, risk targets and risk limits on an annual basis;
•reviewing and monitoring management of credit, liquidity, market, compliance and legal, operational, IT operational, strategic, and reputation risks through the enterprise risk management framework, with ESG risks being considered within each of the risk areas;
•reviewing management’s analysis of potential scenarios and future emerging risks that would have a material impact on the earnings, capital and/or dividends of Peoples, and ensuring that residual risk exposures are within desired levels, and when they are not, that management’s responses and any plans of action are reasonable;

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•approving limits and/or operating guidelines for Peoples’ material risks, including credit, market and operational risks, on at least an annual basis, and reviewing the trend and current risk levels of Peoples to monitor compliance with established limits;
•reviewing the structure, operation and effectiveness of Peoples Bank’s Compliance Department at least annually, including whether such Compliance Department has adequate resources and authority to perform its responsibilities;
•reviewing and approving Peoples Bank’s major compliance policies;
•receiving and reviewing reports on the results of compliance risk assessments and the results of compliance testing and audits performed by Peoples Bank’s Compliance Department, the Internal Auditors and/or consultants;
•receiving and reviewing reports from Peoples Bank’s Compliance Officer concerning Peoples Bank’s compliance with applicable laws, regulations and policies, including reports of critical compliance metrics;
•reviewing and approving the charter of Peoples Bank’s management compliance committee annually and receiving periodic reports on such committee’s activities;
•being consulted in the appointment and dismissal of Peoples Bank’s Compliance Officer;
•receiving periodic reports from Peoples Bank’s Bank Secrecy Act Officer concerning Peoples Bank’s compliance with the Bank Secrecy Act, anti-money laundering laws and regulations, and the USA Patriot Act;
•reviewing and approving Peoples Bank’s lending policies and lending concentration limits;
•overseeing credit management’s compliance with Peoples Bank’s lending policies;
•establishing lending authorities for Peoples Bank’s loan officers and reviewing and approving such lending authorities no less frequently than annually;
•reviewing and discussing with credit management the structure and performance of Peoples Bank’s loan portfolio, including loan activity, loan charge-offs, concentrations, quality and risk;
•reviewing Peoples Bank’s loan review procedures and allowance for credit losses;
•assessing, at least annually, the effectiveness of the Director of Risk Management;
•performing an evaluation of the Risk Committee’s performance at least annually to determine whether the Risk Committee is functioning effectively; and
•carrying out such other duties and responsibilities as may be delegated to the Risk Committee by the full Board.
DIRECTOR COMPENSATION
Peoples uses a combination of cash and equity-based compensation to attract and retain qualified directors to serve on the Board. Director compensation elements are designed to:
•Ensure alignment with long-term shareholder interests;
•Ensure Peoples can attract and retain outstanding director candidates;
•Approximate the market median director compensation of members of the peer group used for executive compensation benchmarking purposes;
•Recognize the substantial time commitments necessary to oversee the affairs of Peoples; and
•Support the independence of thought and action expected of directors.
Compensation Paid to Board Members
2022 Fiscal Year
The Compensation Committee believes the combination of cash and equity-based compensation (in the form of unrestricted common shares) in Peoples' director compensation model promotes independent decision-making on the

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part of directors as the common shares have immediate value, unlike stock options or similar forms of equity-based awards. During 2022, each director of Peoples, other than Mr. Sulerzyski, received a retainer at an annual rate of $92,500, paid in quarterly installments. Each installment of the annual retainer was paid 50% in cash and 50% in the form of the number of unrestricted common shares with an equivalent fair market value at the time of payment. The common shares issued for director compensation are reported in the “Stock Awards” column of the “Director Compensation for 2022” table found on page 38 of this Proxy Statement.
In 2022, the Chairs of the Compensation Committee, the Governance and Nominating Committee, and the Risk Committee each received an additional retainer at an annual rate of $7,500, paid in quarterly installments. In 2022, the Chair of the Audit Committee received an additional retainer at an annual rate of $12,500, paid in quarterly installments. Each installment of these additional annual retainers was paid 100% in cash.
In 2022, the Chairman of the Board received an additional retainer at an annual rate of $50,000, paid in quarterly installments. Each installment of the additional annual retainer was paid 100% in cash.
All directors of Peoples are also directors of Peoples Bank. The aforementioned compensation was for service as a director of both Peoples and Peoples Bank.
The director compensation described above is reflected in the “Director Compensation for 2022” table found on page 38 of this Proxy Statement. The Compensation Committee believes the compensation paid to directors is commensurate with the level of responsibility and accountability of each director and is appropriate to maintain the caliber of directors necessary to promote long-term shareholder value based upon periodic review of director compensation data from the Peer Group described in the section captioned “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS” beginning on page 42 of this Proxy Statement.
Mr. Sulerzyski received no compensation as a director of Peoples or of Peoples Bank during the 2022 fiscal year.
Directors who travel a distance of 50 miles or more to attend a Board or Board committee meeting of Peoples or Peoples Bank receive a $150 travel fee. A single travel fee of $150 is paid for multiple meetings occurring on the same day or consecutive days. Directors who travel a distance of 500 miles or more (round trip) to attend a Board or Board committee meeting are reimbursed for the actual cost of reasonable travel expenses including coach class airfare, car rental and other usual and customary travel expense in lieu of the $150 fee. Directors who stay overnight to attend a meeting are reimbursed for the actual cost of their overnight accommodations. Peoples believes these fees and reimbursements are reasonable and partially offset travel expenses incurred by those directors living outside the Marietta, Ohio area, where Board and Board committee meetings are typically held.
2023 Fiscal Year
As of the date of this Proxy Statement, the Board has not made any changes for the 2023 fiscal year to the director compensation arrangements discussed above, with the exception of an additional one-time special cash retainer of $12,500 paid to the Chair of the Audit Committee in the first quarter of 2023.
Other Information Regarding Equity-Based Compensation
Under the Peoples Bancorp Inc. Third Amended and Restated 2006 Equity Plan (the “Third A&R 2006 Plan”), the maximum aggregate dollar value with respect to equity-based award(s) that may be granted to any one non-employee director in any one fiscal year is $150,000. The full Board approves all equity-based awards made to individuals serving as non-employee directors of both Peoples and Peoples Bank. The grant date for equity-based awards (other than the annual retainer) made to non-employee directors of Peoples and Peoples Bank is typically the date of the approval by the Board or the second business day following the date on which any material information has been publicly disclosed, whichever is later. The price by which the value of equity-based awards is measured is the closing price of Peoples common shares on The Nasdaq Global Select Market® on the grant date.
Deferred Compensation Plan for Directors
Peoples maintains the Third Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries (the “Deferred Compensation Plan for Directors”). Voluntary participation in the Deferred Compensation Plan for Directors allows a non-employee director of Peoples or of any of our subsidiaries to defer all or part of the compensation (including compensation in the form of common shares), and the federal income tax thereon, received for services provided as a director of Peoples or of one of our subsidiaries. Since 1998, directors

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participating in the Deferred Compensation Plan for Directors have been permitted to allocate their deferrals within their respective bookkeeping accounts under the Deferred Compensation Plan for Directors between a cash account and a stock account. Deferrals with respect to compensation in the form of common shares are automatically deferred to the stock account. The cash account earns interest equal to Peoples Bank’s three-year certificate of deposit interest rate. The stock account receives allocations to a bookkeeping account of Peoples common shares on the first business day of each calendar quarter based upon the cash portion of amounts deferred during the previous calendar quarter and the fair market value of Peoples common shares on the allocation date and is credited with subsequent cash dividends on the common shares previously allocated to the stock account (which will be similarly credited to the bookkeeping account as Peoples common shares). If a participant fails to make an election, 100% of the participant’s deferrals will be allocated to the cash account. The only right a participant in the Deferred Compensation Plan for Directors has with respect to his or her cash account and/or stock account is to receive distributions upon termination of service as a director. Distribution of the deferred amounts is made in a lump sum or substantially equal annual installments over a period of up to five years, at the election of the director, beginning (i) on the first business day of the calendar month following the date of the director’s termination of service due to resignation, retirement, death or otherwise for the portion of the account, if any, that was earned and vested before January 1, 2005, and any additions attributable to such portion of the account; and (ii) on the first business day of the calendar month following the earlier of the director’s death or separation from service as a director for the remaining portion of the account. For a director who is also a “specified employee” for purpose of Section 409A on the date of the director’s separation from service, the distribution of the portion of the account that was earned and vested on or after January 1, 2005, will be delayed until the first business day of the seventh month following the date of separation of service. The stock account is distributed only in common shares of Peoples, and the cash account is distributed only in cash.
All Other Compensation
The non-employee directors are eligible, at their own cost, to participate in the medical and dental insurance plans maintained by Peoples for employees. In addition, the non-employee directors automatically receive a group term life insurance benefit, the premiums for which are paid by Peoples. This benefit is also provided for directors after their retirement from Peoples. The maximum benefit under the group term life insurance is $50,000 for directors age 65 or younger. The maximum benefit decreases by a percentage for each year beyond age 65 until it reaches a maximum payout of $5,000 at age 90.
During 2016, the Board approved the purchase of split-dollar bank-owned life insurance ("BOLI"), and all of the directors serving at the time were offered the opportunity to participate in this benefit. Those directors who elected to participate each receive a $50,000 life insurance death benefit while serving as a director of Peoples and a $25,000 life insurance death benefit after retiring from service as a director of Peoples at no cost to the director. As the owner of the policies, Peoples can elect to terminate this coverage at any time. Directors who joined the Board after the 2016 approval of the purchase of BOLI do not participate in this benefit. During 2022, the Board approved the purchase of more BOLI, but directors did not participate in the 2022 BOLI purchase.
Stock Ownership Guidelines
Peoples’ Corporate Governance Guidelines require that directors establish a financial stake in Peoples by developing a meaningful ownership position in Peoples over time as is appropriate given the director’s personal financial circumstances. However, within five years after the date of his or her election to the Board, each director must own at least 10,000 common shares of Peoples or common shares having a market value of $200,000, whichever is less. In addition, under Peoples’ Insider Trading Policy, all directors, officers and employees of Peoples and any of our subsidiaries are prohibited from holding Peoples’ securities in a margin account or otherwise pledging Peoples’ securities as collateral for a loan or other financial obligation. Such individuals are also prohibited from engaging in short sales, publicly-traded options, and hedging or monetization transactions involving Peoples’ securities through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds.

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Director Compensation for 2022
Compensation paid to directors for service during the 2022 fiscal year as directors of Peoples and Peoples Bank is summarized below.

(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)
Name (1) (2)	Fees Earned or Paid in Cash ($) (4)	Stock Awards ($) (5)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (6)	All Other Compensation ($) (7)	Total ($)
Tara M. Abraham	$46,550	$46,250	—	—		$28,837	$72	$121,709
S. Craig Beam	$54,050	$46,250	—	—		—	$36	$100,336
George W. Broughton	$46,700	$46,250	—	—		$3,281	$72	$96,303
David F. Dierker	$58,750	$46,250	—	—		$27,488	$72	$132,560
James S. Huggins	$54,200	$46,250	—	—		$11,700	$72	$112,222
Brooke W. James	$54,050	$46,250	—	—		—	$72	$100,372
Susan D. Rector	$96,550	$46,250	—	—		$11,017	$72	$153,889
Kevin R. Reeves (3)	$43,445	$43,295	—	—	$—	—	—	$86,740
Douglas V. Reynolds	$46,400	$46,250	—	—		$2,351	—	$95,001
Frances A. Skinner	$46,250	$46,250	—	—		$2,862	$72	$95,434
Michael N. Vittorio	$46,250	$46,250	—	—		—	—	$92,500
(1)Charles W. Sulerzyski, who serves as President and Chief Executive Officer of both Peoples and Peoples Bank, is not included in this table. Mr. Sulerzyski receives no compensation in his capacity as a director of Peoples and Peoples Bank. The compensation received by Mr. Sulerzyski as an executive officer of Peoples and of Peoples Bank is shown in the table under the section captioned “SUMMARY COMPENSATION TABLE FOR 2022” beginning on page 65 of this Proxy Statement.
(2)Carol A. Schneeberger and Dwight E. Smith are not included in this table as their respective elections as directors of Peoples and Peoples Bank did not occur until January 26, 2023 and February 23, 2023, respectively.
(3)Mr. Reeves was elected as a director of Peoples and Peoples Bank on January 24, 2022.
(4)Pursuant to the 2022 compensation structure for directors, the portion of quarterly retainer and travel fees earned or paid in cash is detailed in column (b). The amount reported represents the aggregate cash quarterly retainers and travel fees earned by each director for 2022. Included in the amounts reported are voluntary elective deferrals of retainer made by participating directors pursuant to the Deferred Compensation Plan for Directors. Deferrals of their retainer for 2022 were: $46,250 for Ms. Abraham;$96,250 for Ms. Rector; $46,250 for Mr. Reynolds; and $46,250 for Ms. Skinner. All directors identified in this table are non-employee directors of both Peoples and Peoples Bank and were compensated through retainers paid quarterly for their service to both boards.
(5)Pursuant to the 2022 compensation structure for directors, the portion of quarterly retainers paid in unrestricted common shares is detailed in column (c). The amount reported represents the sum of the grant date fair values at the time of payment of the unrestricted common shares delivered to the director as the equity portion of the quarterly retainers for services rendered as a director of Peoples and of Peoples Bank. The grant date fair value related to each issuance of common shares represented the closing price of Peoples common shares on The Nasdaq Global Select Market® on the date of issuance times the number of common shares issued. Included in the amounts reported are voluntary elective deferrals of the equity portion of their retainer made by participating directors pursuant to the Deferred Compensation Plan for Directors. Deferrals of their retainer for 2022 were: $46,250 for Ms. Abraham; $46,250 for Ms. Rector; $46,250 for Mr. Reynolds; and $46,250 for Ms. Skinner. All directors identified in this table are non-employee directors of both Peoples and Peoples Bank and were compensated through retainers paid quarterly for their service to both boards.
(6)The amount reported represents 2022 earnings, which are not "above market" for the purposes of applicable SEC rules, on each participating director’s bookkeeping account under the Deferred Compensation Plan for Directors.
(7)The amount reported represents the amount of Peoples’ 2022 annual premium payment for group term life insurance covering each of the directors.

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EXECUTIVE OFFICERS
The following individuals serve as the executive officers of Peoples as of the date of this Proxy Statement. Each executive officer is elected annually and serves at the pleasure of the Board. The age of each executive officer as of the date of this Proxy Statement, the positions presently held by each executive officer with Peoples and our principal subsidiaries, and each executive officer’s individual business experience are set forth below.

Name	Age	Position

Charles W. Sulerzyski	65	President and Chief Executive Officer
Kathryn M. Bailey	40	Executive Vice President, Chief Financial Officer and Treasurer
Mark J. Augenstein	49	Executive Vice President, Operations
Jason M. Eakle	40	Executive Vice President, Chief Credit Officer
Matthew M. Edgell	40	Executive Vice President, Chief of Staff
M. Ryan Kirkham	48	Executive Vice President, General Counsel and Corporate Secretary
Tyler J. Wilcox	44	Executive Vice President, Community Banking
Douglas V. Wyatt	61	Executive Vice President, Chief Commercial Banking Officer
Mr. Sulerzyski serves as President and Chief Executive Officer of both Peoples and Peoples Bank, positions he has held since April 2011. Mr. Sulerzyski has served as a member of the boards of directors of Peoples and Peoples Bank since April 2011; as a member of the Board of Managers of Peoples Insurance Agency, LLC since April 2011; and as a Director for Peoples Bank Foundation, Inc. since May 2011. From April 2011 to April 2012, and from June 2015 to October 2015, he served as President of Peoples Insurance Agency, LLC. Mr. Sulerzyski has also served as a member of the Board of Managers of Vantage Financial, LLC since March 2022. Prior to joining Peoples, he served as Regional President of the Great Lakes Region for KeyBank, National Association, a national bank located in Cleveland, Ohio, from 2005 to 2010. From 2000 to 2005, Mr. Sulerzyski was a Managing Director at Marsh & McClennan, Inc., a company located in New York, New York, which provides risk and insurance services and solutions; and from 1996 to 2000, he served as Executive Vice President, Community Banking Group, at The Provident Bank, in Cincinnati, Ohio.
Ms. Bailey serves as Executive Vice President, Chief Financial Officer and Treasurer of both Peoples and Peoples Bank, positions she has held since October 2020. Ms. Bailey serves as a member of the Board of Managers and Treasurer of Peoples Insurance Agency, LLC, positions she has held since October 2020. Ms. Bailey has served as a member of the Board of Managers of Vantage Financial, LLC since March 2022. Ms. Bailey also serves as a Director and Vice President of Peoples Bank Foundation, Inc., which she undertook in October 2018, and as a Director of Peoples Investment Company since April 2018. She joined Peoples in May 2011 as SEC Reporting Manager for Peoples Bank, a position she held until June 2012 when she was promoted by Peoples to Controller and Vice President, Controller for Peoples Bank. She was further promoted to Senior Vice President, Controller for Peoples Bank in October 2015, and to Senior Vice President, Director of Finance for Peoples Bank and Director of Finance for Peoples in January 2019. Prior to joining Peoples, Ms. Bailey worked for PricewaterhouseCoopers LLP, in Cleveland, Ohio from September 2006 to May 2011. Ms. Bailey is a Certified Public Accountant.
Mr. Augenstein serves as Executive Vice President, Operations of both Peoples and Peoples Bank, positions he has held since October 2020. From July 2012 to September 2020, Mr. Augenstein served as Senior Vice President, Operations, for Peoples Bank. From May 2007 to June 2012, he served as Vice President, Operations for Peoples Bank. Mr. Augenstein has been employed by Peoples Bank since September 2001.
Mr. Eakle serves as Executive Vice President, Chief Credit Officer of both Peoples and Peoples Bank, positions he has held since April 2020. From August 2016 until March 2020, he served as Senior Vice President, Senior Commercial Underwriter of Peoples Bank, managing the commercial credit underwriting function. From 2009 to August 2016, Mr. Eakle held progressively more responsible positions with Peoples Bank, including Vice President, Commercial Credit Portfolio Manager, a position he held from January 2015 to August 2016. Prior to joining Peoples, Mr. Eakle worked for Eramet Marietta, Inc, a large multinational mining and metallurgy company in Marietta, Ohio.
Mr. Edgell serves as Executive Vice President, Chief of Staff of both Peoples and Peoples Bank, positions he has held since January 2023. Mr. Edgell has also served as director, President and Treasurer of Peoples Investment Company since August 2021 and as a director and President of Peoples Investment Company since August 2016.

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From October 2020 until December 2022, Mr. Edgell served as Senior Vice President, Director of Finance of Peoples Bank, managing the treasury team. From August 2018 to September 2020, Mr. Edgell served as Senior Vice President, Credit Administration Officer of Peoples Bank. From October 2015 to July 2018, Mr. Edgell served as Senior Vice President, Director of Human Resources of Peoples Bank. From September 2010 to September 2015, Mr. Edgell served as Senior Vice President, Director of Treasury of Peoples Bank. From December 2008 to September 2010, Mr. Edgell served as a Treasury Analyst with Peoples Bank. From September 2006 to December 2008, Mr. Edgell served as a Professional Development Associate with Peoples Bank. Prior to joining Peoples, Mr. Edgell was an Infantry Rifleman with the United States Marine Corps from 2000 to 2004.
Mr. Kirkham serves as Executive Vice President, General Counsel of both Peoples and Peoples Bank, positions he has held since January 2019. Mr. Kirkham has also served as Corporate Secretary of Peoples since November 2011, Secretary of Peoples Insurance Agency, LLC since December 2011, Secretary of Peoples Bank Foundation, Inc. since October 2013, a director and Secretary of Peoples Investment Company since April 2018 and Secretary of Vantage Financial, LLC since March 2022. Mr. Kirkham served as General Counsel of Peoples from January 2015 to January 2019 and as Corporate Counsel for Peoples from November 2011 to January 2015. He served as Senior Vice President, General Counsel of Peoples Bank from January 2015 to January 2019, and as Senior Vice President, Corporate Counsel of Peoples Bank from January 2013 to January 2015. From November 2011 to January 2013, Mr. Kirkham served as Vice President, Corporate Counsel of Peoples Bank. Mr. Kirkham joined Peoples Bank as Associate Counsel in June 2010, and served in that role until November 2011. Prior to joining Peoples, Mr. Kirkham practiced law from 2005 to 2008 with the law firm Strauss & Troy LPA, and with the law firm Graydon Head & Ritchey LLP from 2008 to 2010, each in Cincinnati, Ohio. From 1996 to 2005, Mr. Kirkham worked for First Financial Bank in Hamilton, Ohio.
Mr. Wilcox serves as Executive Vice President, Community Banking of both Peoples and Peoples Bank, positions he has held since October 2020. He has served as a member of the Board of Managers of Peoples Insurance Agency, LLC since October 2020 and as a member of the Board of Managers of Vantage Financial, LLC since March 2022. From January 2019 to September 2020, he served as Executive Vice President, Regional President of Peoples Bank’s South Region, and as President of Peoples Insurance Agency from October 2015 to December 2018. He served as Peoples Bank’s Senior Vice President, Director of Human Resources from April 2012 to October 2015, and as Peoples Bank’s Vice President, Director of Compensation and Benefits, from November 2011 to April 2012. Mr. Wilcox joined Peoples Bank in August 2008 as Associate Counsel, and served in that role until November 2011. Mr. Wilcox practiced law as an Assistant City Attorney for the City of Columbus, Ohio from January 2005 until August 2008.
Mr. Wyatt serves as Executive Vice President, Chief Commercial Banking Officer of both Peoples and Peoples Bank, positions he has held since April 2017. From April 2016 until April 2017, Mr. Wyatt served as Executive Vice President, Commercial Banking of Peoples Bank, where he led Peoples Bank’s commercial line of business efforts in the central and southeastern portions of Ohio, as well as in West Virginia and Kentucky. Mr. Wyatt has also served as a member of the Board of Managers of Vantage Financial, LLC since March 2022. Prior to joining Peoples, Mr. Wyatt worked for Fifth Third Bank in Cincinnati, Ohio from 2005 to April 2016. Mr. Wyatt served at Fifth Third Bank as Executive Vice President, Senior Commercial Banker, from 2006 to 2016, and as Vice President, Commercial Banking Division, from 2005 to 2006. Prior to 2006, Mr. Wyatt worked for 16 years at U.S. Bank, National Association, in Cincinnati, Ohio, serving in various roles including but not limited to President of the Central Ohio region and leader of Commercial Banking for Central Ohio.
None of the executive officers of Peoples is or has been involved in legal proceedings required to be reported or disclosed in this Proxy Statement.

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PROPOSAL NUMBER 2: VOTE ON ADVISORY RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICERS’ COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and corresponding SEC rules enable Peoples’ shareholders to vote to approve, on an advisory and non-binding basis, the compensation of Peoples’ named executive officers as disclosed in this Proxy Statement. Accordingly, the following resolution will be submitted for shareholder approval at the Annual Meeting:
“RESOLVED, that the shareholders of Peoples Bancorp Inc. (“Peoples”) approve, on an advisory basis, the compensation of Peoples’ named executive officers as disclosed in Peoples’ Proxy Statement for its 2023 Annual Meeting of Shareholders pursuant to Item 402 of SEC Regulation S-K, including in the section captioned “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS”, the section captioned “SUMMARY COMPENSATION TABLE FOR 2022”, and the related executive compensation tables, notes and narratives.”
The Board believes that Peoples’ compensation policies and procedures, which are reviewed and approved by the Compensation Committee, are effective in aligning the compensation and incentives paid to Peoples’ named executive officers with Peoples’ short-term goals and long-term success, and that such compensation and incentives are designed to attract, retain and motivate Peoples’ key executives who are directly responsible for Peoples’ continued success. The Board believes that Peoples’ compensation policies and practices do not threaten the value of Peoples or the investments of our shareholders, or create incentives to engage in behaviors or business activities that are reasonably likely to have a material adverse impact on Peoples. The Board further believes that Peoples’ culture focuses executives on sound risk management and appropriately rewards executives for performance. The Board also believes that Peoples’ compensation policies and procedures are reasonable in comparison both to Peoples’ peer financial services holding companies and to Peoples’ performance during the 2022 fiscal year.
Similar “Say on Pay” proposals were approved by a significant majority of the common shares voted at each of Peoples’ last fourteen annual meetings of shareholders.
Shareholders are encouraged to carefully review the information provided in this Proxy Statement regarding the compensation of Peoples’ named executive officers in the section captioned “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS” beginning on page 42 of this Proxy Statement.
The vote on the advisory resolution relates to the compensation of Peoples’ named executive officers as a whole. Because your vote is advisory, the outcome of the vote will not: (i) be binding upon the Board or the Compensation Committee with respect to future executive compensation decisions, including those relating to Peoples’ named executive officers, or otherwise; (ii) overrule any decision made by the Board or the Compensation Committee; or (iii) create or imply any additional fiduciary duty by the Board or the Compensation Committee. However, the Compensation Committee expects to take into account the outcome of the vote when considering future executive compensation arrangements. The current policy of the Board is to include an advisory resolution regarding approval of the compensation of Peoples’ named executive officers annually. Accordingly, unless the Board modifies its policy on the frequency of future votes, the next advisory vote to approve the compensation of Peoples’ named executive officers will occur at the 2024 Annual Meeting.
Recommendation and Vote Required

THE COMPENSATION COMMITTEE AND THE FULL BOARD UNANIMOUSLY RECOMMEND THAT PEOPLES’ SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF PEOPLES’ NAMED EXECUTIVE OFFICERS.

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The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal is required to approve the non-binding advisory resolution to approve the compensation paid to Peoples’ named executive officers as disclosed in this Proxy Statement. Except in the case of broker non-votes, a proxy received by Peoples and not revoked prior to or at the Annual Meeting will be voted in favor of this non-binding, advisory resolution unless otherwise instructed by the shareholder. The effect of an abstention is the same as a vote “AGAINST” the proposal. Broker non-votes will not be counted in determining whether the proposal has been approved.
EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary of 2022 Fiscal Year Performance and Compensation
The Compensation Committee has responsibility for establishing, implementing and continually monitoring our executive compensation program. In particular, the Compensation Committee determines the compensation of our named executive officers (“NEOs”), which included our CEO, our Chief Financial Officer and our three other most highly-compensated executive officers who were serving as executive officers at the end of 2022. The NEOs for 2022 were:
•Charles W. Sulerzyski, President and CEO
•Kathryn M. Bailey, Executive Vice President, Chief Financial Officer and Treasurer
•Douglas V. Wyatt, Executive Vice President, Chief Commercial Banking Officer
•Tyler J. Wilcox, Executive Vice President, Community Banking
•Jason M. Eakle, Executive Vice President, Chief Credit Officer
The Compensation Committee strives to ensure that the total compensation paid to the NEOs is reasonable, competitive and aligned with the best interests of our shareholders without encouraging excessive risk-taking.
2022 Business Highlights
While 2022 was a challenging year for investors, with inflation fears and world events like the war in Ukraine depressing overall stock market performance, it was a record year for Peoples in terms of our earnings. We benefited from increasing net interest margins, organic growth and prior acquisitions, resulting in net income of $101.3 million in 2022, more than double the $47.6 million of net income we reported for 2021.
Below is a list of other notable accomplishments for 2022:
•Earnings per diluted common share improved to $3.60 in 2022, compared to $2.15 in 2021.
•Net interest income grew $80.9 million for 2022, when compared to 2021.
•Total non-interest income, excluding net gains and losses, grew $10.3 million in 2022, when compared to 2021.
•Period-end total loans at the end of 2022 increased by 5%, compared to at December 31, 2021.
•Net charge-offs as a percent of average total loans were 16 basis points for 2022.
•Our efficiency ratio (defined below) improved to 59.6% for 2022, compared to 73.6% for 2021.
•We successfully completed the Vantage Financial, LLC (equipment leasing) acquisition in March 2022.
•We announced the pending Limestone Bancorp, Inc. merger, targeted to close during the second quarter of 2023, subject to the satisfaction of closing conditions.
Our improved performance in 2022 compared to 2021 allowed us to increase our quarterly cash dividend per common share from $0.36 for the fourth quarter of 2021 and to declare a quarterly cash dividend per common share of $0.38 for all four quarters of 2022.

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Goals for 2022 Incentive Awards
The performance goals for the incentive awards based on 2022 performance were designed so that the target level of awards would be paid if we met our budgetary and related financial goals. With respect to two of our traditional performance metrics, return on average assets and diluted earnings per share, we decided for 2022, as we did for 2020 and 2021, to use pre-tax/pre-provision earnings, which are earnings (net income) excluding income tax expense and the provision for credit losses and excluding all gains and losses. Use of pre-tax/pre-provision earnings removes the volatility that the current expected credit losses ("CECL") accounting standard can produce with more traditional approaches to calculating these metrics. We began using this approach to our key incentive metrics in 2020. Because pre-tax/pre-provision earnings do not capture credit losses, we also included the performance metric of net charge-offs as a percent of average total loans. The efficiency ratio is a key financial measure used to maintain focus on costs and expenses. It is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully-tax equivalent net interest income (based on a 21% statutory corporate federal income tax rate) plus total non-interest income excluding all gains and losses. The following table summarizes our 2022 performance goals compared to our 2021 and 2022 actual results.

	2021	2022	2022
Metric	Result	Target	Result
Pre-Tax/Pre-Provision Return on Average Assets	1.02%	1.74%	1.77%
Efficiency Ratio	73.60%	59.23%	59.59%
Pre-Tax/Pre-Provision Diluted Earnings Per Common Share	$2.63	$4.13	$4.48
Net Charge-Offs as a Percent of Average Total Loans	0.13%	0.27%	0.16%
Our performance goals for 2022 relative to 2021 actual results reflected our expectation that business operations and results would normalize following Peoples' acquisition of North Star Leasing and Peoples' merger with Premier Financial Bancorp, Inc., which both occurred in 2021. Consequently, the 2022 targets for the pre-tax/pre-provision return on average assets, pre-tax/pre-provision diluted earnings per common share and the efficiency ratio were set at levels meaningfully better than 2021 actual results, and the 2022 target for net charge-offs as a percent of average total loans was set at a slightly higher level (worse) than the 2021 actual result.
2022 Actual Results vs. Performance Goals
In determining whether the specific 2022 performance goals were met, the Compensation Committee exercised its discretion to exclude from actual results in determining the level of achievement with respect to the performance goals, $3.0 million of pre-tax acquisition-related expenses incurred in 2022 related to mergers and acquisitions. This practice is consistent with the approach the Compensation Committee has taken in prior years regarding mergers and acquisitions.
The Compensation Committee believes that the adjusted results reflect our core financial performance and that the adjustments were appropriate given the Compensation Committee’s desire not to penalize management for making appropriate strategic decisions, including appropriate mergers and acquisitions like those completed in 2022. The following table provides a comparison of our 2022 adjusted results versus our 2022 performance goals:

	2022			2022 Adjusted
Metric	Threshold	Target	Maximum	Result
Pre-Tax/Pre-Provision Return on Average Assets	1.39%	1.74%	2.09%	1.82%
Efficiency Ratio	61.01%	59.23%	57.45%	58.69%
Pre-Tax/Pre-Provision Diluted Earnings Per Common Share	$3.30	$4.13	$4.96	$4.58
Net Charge-Offs as a Percent of Average Total Loans	0.41%	0.27%	0.20%	0.16%
Highlights of 2022 adjusted results versus 2022 performance goals follow:
•We achieved between target and maximum levels of performance for three of the four corporate performance metrics applicable to our incentive awards and achieved the maximum result for the remaining corporate performance metric. Overall, we believe our performance supported incentive awards under our annual cash and equity-based incentive programs that were greater than target but less than maximum award opportunities.

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•Our adjusted pre-tax/pre-provision return on average assets was eight basis points better than the target level.
•Our adjusted efficiency ratio was 54 basis points better than the target level.
•Our adjusted pre-tax/pre-provision diluted earnings per common share was $0.45 better than the target level.
•Our net charge-offs as a percent of average total loans was 11 basis points better than the target level and four basis points better than the maximum level.
•Our NEOs achieved, to varying degrees, their respective individual performance objectives.
We believe our strong financial performance in 2022, especially as it relates to earnings growth, will continue in 2023 and will ultimately drive increased shareholder value over the long term.
2022 Compensation Actions
Our compensation philosophy is designed to provide incentives and recognition for Peoples’ execution of a strategy that increases shareholder value over the long term. Accordingly, and by design, the executive compensation received by the NEOs for 2022 generally reflected the achievement of results between target and maximum levels of performance for the year.
Mr. Sulerzyski’s total direct compensation for 2022 performance was $1,871,500, which was an increase of 16% compared to the total direct compensation he received for 2021 performance in the amount of $1,609,175. Annual cash incentive and equity-based awards comprised 62.6% of Mr. Sulerzyski’s total direct compensation for 2022, up from 59.1% for 2021. Mr. Sulerzyski's cash and equity-based incentives for 2022 reflected higher payout potentials for threshold, target and maximum levels of performance that took effect October 1, 2021. Total direct compensation is comprised of base salary and any cash and equity-based incentive payments earned for a given year’s performance.
A summary of our 2022 compensation actions follows:
•Cash incentive payments were awarded to the NEOs for 2022 results based on achieving between the target and maximum levels of performance for three of the four corporate performance metrics and the maximum level for the remaining corporate performance metric, and based on the NEOs achieving, to varying degrees, their respective individual performance objectives.
•The total cash incentive payout to Mr. Sulerzyski was 131% of target for 2022 compared to 136% of target for 2021. The total cash incentive payout to the other NEOs as a whole was 122% of target for 2022 compared to 138% of target for 2021.
•Equity-based incentive payments were awarded to the NEOs from a pool created using 2022 results based on achieving the levels of performance described above.
Notable Pay Practices
We believe our compensation programs and philosophy are appropriately designed to reward performance, protect the interests of our shareholders and provide appropriate incentives to executive management, while not encouraging excessive risk-taking. We believe in tying compensation to the results achieved. Below is an overview of our pay practices, which reflect these beliefs:
•We target market median pay levels, and we consider peer and market data in setting pay.
•We link pay to achieving financial performance objectives.
•We require a minimum level of corporate performance before any incentive compensation is paid to the NEOs (sometimes referred to as a circuit breaker or knockout), and we cap incentive payouts at what we believe are appropriately demanding levels of performance.
•We have a stock holding requirement with respect to equity-based compensation awarded to the NEOs, which requires that they hold at least 50% of their restricted common shares (net of common shares surrendered for tax withholding) after vesting.

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•We have an executive incentive compensation clawback policy to ensure that incentive compensation paid to our NEOs is based on accurate financial data.
•A double trigger (i.e., both a change in control and a termination of employment) is required for payment under our change in control agreements with our NEOs. Beginning in 2016, the change in control agreements entered into with our NEOs have defined compensation for the purpose of calculating the amount of severance to be the sum of the NEO’s annualized monthly base salary for the calendar year in which the change in control occurs plus the average of annual cash incentives paid to the NEO over the prior three years.
•We prohibit our NEOs from hedging or pledging their Peoples common shares, and we require that they obtain pre-clearance before trading in Peoples common shares.
•We conduct an annual risk assessment of our compensation programs.
•We hold an annual shareholder advisory “say-on-pay” vote.
•We engage an independent compensation advisor and annually review the compensation advisor’s independence.
•Our Compensation Committee is comprised entirely of independent directors.
Additional information about our annual results and our compensation decisions follows. We believe this information provides guidance on how our decisions, established programs and corporate results came together in the compensation decisions made by the Compensation Committee.
Total Shareholder Return
The value we return to our shareholders is an important component of our compensation philosophy. Peoples’ corporate performance is benchmarked against a variety of metrics in order to provide a view of the more specific performance components that combine to drive the total annual return for our shareholders. Long-term growth in total shareholder return is a tenet of our compensation strategy, as a large portion of our NEOs’ compensation is paid in the form of restricted common shares, the value of which is tied to the market price of our common shares. Peoples' total one-year shareholder return in 2022 was a -7% compared to 23% in 2021.
Pay for Performance
The Compensation Committee and management of Peoples believe that our executive compensation programs are appropriately designed to incentivize sound and fundamental growth and profitability of Peoples, which will lead to improved returns to our shareholders. In years where we achieve our strategic goals and where actual performance meets or exceeds performance goals, compensation in the form of incentive payouts will increase. When we do not meet the expectations and goals we set as a company, incentive payouts will be reduced or not made at all, reflecting the design of our incentive awards.
The table below shows incentive compensation payouts for the NEOs based upon 2021 and 2022 results. Performance for 2021 and 2022 was consistent with the objectives of our strategic plan, and, therefore, incentive compensation was paid to the NEOs for 2021 and 2022 results. Incentive compensation paid for 2021 and 2022 generally reflected Peoples’ performance between target and maximum levels of performance in each of those years. Note that Mr. Sulerzyski's payout potentials for threshold, target and maximum levels of performance for both cash and equity-based incentives were increased effective October 1, 2021, with his 2021 cash and equity-based incentives reflecting a prorated blend of his old and new payout potentials for that year. The payout potentials for the other NEOs were not changed. This explains why the payout percentages increased for Mr. Sulerzyski for 2022 compared to 2021, whereas the payout percentages did not increase for the other NEOs.

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Name	2021 Cash Incentive as % of 2021 Base Salary (1)	2022 Cash Incentive as % of 2022 Base Salary (2)	2021 Equity- Based Incentive as % of 2021 Base Salary (3)	2022 Equity- Based Incentive as % of 2022 Base Salary (4)
Charles W. Sulerzyski	73.0%	85.4%	71.3%	82.0%
Kathryn M. Bailey	49.5%	40.6%	38.1%	35.4%
Douglas V. Wyatt	45.2%	41.1%	33.0%	35.5%
Tyler J. Wilcox	49.5%	39.5%	38.1%	36.7%
Jason M. Eakle	49.4%	43.4%	33.0%	36.0%
(1)Amounts in this column reflect the percentage of 2021 base salary represented by cash incentive payments earned for 2021 performance and paid in 2022. Each percentage is based upon the actual base salary earned in 2021. Base salary is reported in the “Salary” column and the cash incentive payment earned is reported in the “Non-Equity Incentive Plan Compensation” column, in each case for 2021, in the “SUMMARY COMPENSATION TABLE FOR 2022” beginning on page 65 of this Proxy Statement.
(2)Amounts in this column reflect the percentage of 2022 base salary represented by cash incentive payments earned for 2022 performance and paid in 2023. Each percentage is based upon the actual base salary earned in 2022. Base salary is reported in the “Salary” column and the cash incentive payment earned is reported in the “Non-Equity Incentive Plan Compensation” column, in each case for 2022, in the “SUMMARY COMPENSATION TABLE FOR 2022” beginning on page 65 of this Proxy Statement.
(3)Amounts in this column reflect the percentage of 2021 base salary represented by awards of restricted common shares (valued using The Nasdaq Global Select Market® closing price of Peoples common shares on the grant date) which were granted in 2022 for 2021 performance. Base salary is reported in the “Salary” column for 2021 in the “SUMMARY COMPENSATION TABLE FOR 2022” beginning on page 65 of this Proxy Statement. The restricted common share awards are reported in the “Stock Awards” column for 2022 in the “SUMMARY COMPENSATION TABLE FOR 2022.”
(4)Amounts in this column reflect the percentage of 2022 base salary represented by awards of restricted common shares (valued using The Nasdaq Global Select Market® closing price of Peoples common shares on the grant date) which were granted in 2023 for 2022 performance. Base salary is reported in the “Salary” column for 2022 in the “SUMMARY COMPENSATION TABLE FOR 2022” beginning on page 65 of this Proxy Statement. The restricted common share awards will be reported in the “Stock Awards” column for 2023 in the “SUMMARY COMPENSATION TABLE FOR 2023” in the Proxy Statement for the 2024 Annual Meeting of Shareholders.
Pay for Performance – Realizable Pay Analysis
In assessing the alignment between pay and performance, the Compensation Committee engaged Pay Governance, LLC ("Pay Governance") to analyze the realizable pay of Peoples' President and CEO and Peoples' total shareholder return relative to the realizable pay of the CEO and the total shareholder returns of members of the 2022 Peer Group for the three-year period ended December 31, 2021. Realizable pay for Mr. Sulerzyski and peer CEOs was determined by adding: (1) aggregate base salary over the three-year period; (2) total annual cash incentives earned over the three-year period; (3) the vesting date value (as opposed to the grant date fair value disclosed in the Summary Compensation Table) of time-based long-term incentive awards granted during the three-year period (different from Peoples' stock awards which are tied to performance requirements during the vesti; (4) any gains realized on the exercise of options granted during the three-year period (recognizing that Peoples did not award options but some members of the 2022 Peer Group did award options) and (5) the vesting date value of any performance-based long-term incentive awards granted and earned in the three-year period. In addition, realizable pay included the value of any outstanding (unvested, unexercised or unearned) long-term incentives awarded during the three-year period based on Peoples' common share price as of December 31, 2021. Pay Governance used the same approach to calculate the realizable pay of the CEOs for members of the 2022 Peer Group. This enabled the Compensation Committee to compare the realizable pay of Mr. Sulerzyski with the realizable pay of the CEOs of members of the 2022 Peer Group. Because realizable pay relies on information reported in the proxy statements of the members of the 2022 Peer Group, the latest year for which realizable pay could be calculated was 2021.

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The Compensation Committee also examined Peoples' total shareholder return relative to members of the 2022 Peer Group. This reflects the Compensation Committee's goal for the compensation program - to drive the creation of long-term value for our shareholders. As shown in the graph to the right, the realizable pay for Mr. Sulerzyski for the three-year period ended December 31, 2021, ranked at the 28th percentile when compared to the 2022 Peer Group members (the individual members of which are identified as diamonds in the graph). The total shareholder return for Peoples over the three-year period ended December 31, 2021, ranked at the 23rd percentile when compared to the 2022 Peer Group members.

CEO PAY-PERFORMANCE ALIGNMENT (2019-21)
Realizable Pay Ranking vs. Total Shareholder Return Ranking
100%
75%
50%
25%
0%
Peoples' Realizable Pay %ile Ranking vs. 2022 Peer Group
Alignment
Zone
Peoples
0%
25%
50%
75%
100%
Peoples' TSR %ile Ranking vs. 2022 Peer Group

Based on these percentile rankings, both Pay Governance and the Compensation Committee concluded that the realizable pay for Mr. Sulerzyski and Peoples' performance as measured by total shareholder return were well aligned for the three-year period examined.
Pay for Performance – Our Key Compensation Decisions
Because we believe in tying compensation to performance, the Compensation Committee made the following decisions regarding the NEOs’ compensation as a result of the performance results for 2022, performance relative to our peers and to our goals, and the level of achievement of both annual and long-term goals described below. Additionally, the Compensation Committee considered Peoples’ objectives in attracting, rewarding and retaining talent within the organization and providing incentives to the NEOs to provide leadership in the execution of Peoples’ strategic plan.
•CEO Compensation: As described above, based upon the Compensation Committee’s review of corporate and individual performance and market pay data for the 2022 Peer Group, Mr. Sulerzyski’s base salary was increased from $700,000 to $735,000, effective January 1, 2023. The increase was in recognition of Mr. Sulerzyski’s exemplary leadership of Peoples and its employees and the Compensation Committee’s desire for Mr. Sulerzyski’s base salary to approximate the median base salary of similarly-situated officers serving with members of the 2022 Peer Group.
For 2022 performance, Mr. Sulerzyski earned a cash incentive payment of $597,500 (85.4% of his 2022 base salary, between target of 65.0% and maximum of 97.5%) and 18,943 restricted common shares under the equity-based long-term incentive plan. The restricted common shares were granted to Mr. Sulerzyski on February 8, 2023 (but were based on achievement of 2022 performance goals), and are subject to both time-based and performance-based vesting in that they will vest on the third anniversary of the grant date, provided that Peoples has maintained a well-capitalized status and had positive net income for each of the fiscal years comprising the vesting period. In the event the performance criteria are not met in a given year, then the number of common shares as to which restrictions will lapse at the end of the cliff-vesting period will be reduced by one-third. The grant date fair value of the restricted common shares was $574,000 (82.0% of 2022 base salary), based on the closing price of Peoples common shares on the grant date. Both the cash incentive payment and the restricted common shares grant were determined based on corporate and individual achievement of the target level or above with respect to the performance goals set by the Compensation Committee and the independent members of the full Board.

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	2023	2022				2021
NEO	Base Salary ($)	Base Salary ($)	Cash Incentive Paid in 2023 for 2022 Performance ($)	Long-Term Incentive Paid in 2023 for 2022 Performance ($)	Total Direct Compensation ($)	Base Salary ($)	Cash Incentive Paid in 2022 for 2021 Performance ($)	Long-Term Incentive Paid in 2022 for 2021 Performance ($)	Total Direct Compensation ($)

Charles W. Sulerzyski	$735,000	$700,000	$597,500	$574,000	$1,871,500	$658,750	$481,000	$469,493	$1,609,243
•Other NEO Compensation: Compensation decisions for the other NEOs are summarized in the table below. Based on the Compensation Committee’s review of corporate and individual performance and market pay data for the 2022 Peer Group and of other financial institutions of similar asset size:
◦Ms. Bailey's base salary was increased from $325,000 to $375,000, effective January 1, 2023;
◦Mr. Wyatt's base salary was increased from $310,000 to $325,000, effective January 1, 2023;
◦Mr. Wilcox's base salary was increased from $300,000 to $400,000, effective January 1, 2023; and
◦Mr. Eakle’s base salary was increased from $250,000 to $290,000, effective January 1, 2023.
The base salary of Ms. Bailey approximates the median base salary of similarly-situated officers serving with members of the 2022 Peer Group. The base salaries of the other NEOs approximates the median base salaries of similarly-situated officers of other financial institutions of similar asset size used in national survey data published by human resource consulting firms. Cash incentive awards were based on achievement of corporate and individual goals at varying levels from threshold to maximum. Restricted common shares were granted to each NEO on February 8, 2023, and are subject to both time-based and performance-based vesting in that they will vest on the third anniversary of the grant date, provided that Peoples has maintained a well-capitalized status and had positive net income for each of the fiscal years comprising the vesting period. In the event the performance criteria are not met in a given year, the number of common shares as to which restrictions will lapse at the end of the cliff-vesting period will be reduced by one-third.

	2023	2022				2021
NEO	Base Salary ($)	Base Salary ($)	Cash Incentive Paid in 2023 for 2022 Performance ($)	Long-Term Incentive Paid in 2023 for 2022 Performance ($)	Total Direct Compensation ($)	Base Salary ($)	Cash Incentive Paid in 2022 for 2021 Performance ($)	Long-Term Incentive Paid in 2022 for 2021 Performance ($)	Total Direct Compensation ($)
Kathryn M. Bailey	$375,000	$325,000	$132,000	$114,989	$571,989	$262,500	$130,000	$99,980	$492,480
Douglas V. Wyatt	$325,000	$310,000	$127,500	$109,989	$547,489	$287,500	$130,000	$94,987	$512,487
Tyler J. Wilcox	$400,000	$300,000	$118,500	$109,989	$528,489	$262,500	$130,000	$99,980	$492,480
Jason M. Eakle	$290,000	$250,000	$108,500	$89,991	$448,491	$222,500	$110,000	$73,471	$405,971
Advisory Vote of Shareholders
The Compensation Committee considered the non-binding advisory vote of shareholders (which approved the compensation of Peoples’ NEOs for the 2021 fiscal year as disclosed in the Proxy Statement for the 2022 Annual Meeting of Shareholders) and focused on continuing to design executive compensation programs intended to meet the best interests of Peoples’ shareholders. The result of the advisory vote in 2022 was 15,673,652 common shares voting in favor of the advisory resolution to approve the NEO compensation for 2021, an approval rate of 96% of the common shares voted, including abstentions. Considering this level of support, the Compensation Committee decided to generally maintain the structure of Peoples’ executive compensation program for 2022.
The discussion and analysis which follows is intended to provide shareholders with information about the results upon which the Compensation Committee relied in making compensation decisions relative to 2022 performance. The Compensation Committee believes that its actions were consistent with Peoples’ compensation philosophy and objectives, demonstrating that Peoples’ NEOs continue to be incentivized to achieve results in the best interests of our shareholders. The Compensation Committee has determined that Peoples’ compensation policies and practices do not threaten the value of Peoples or the investments of its shareholders or create incentives to engage in

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behaviors or business activities that are reasonably likely to have a material adverse impact on Peoples. See the discussion of the Compensation Committee’s review in the section captioned “COMPENSATION COMMITTEE REPORT – Discussion of Risk Review and Assessment,” beginning on page 63 of this Proxy Statement.
Compensation Philosophy and Objectives
The overall philosophy for Peoples is to provide a compensation program that balances market, shareholder and regulatory considerations. In designing our compensation plans, we take into account both the absolute performance of Peoples, as well as relative improvement in the performance of Peoples during any given time period. The current incentive compensation awards are focused on both short-term and long-term goal achievement by Peoples through the use of cash and equity-based compensation in combinations that are driven by both annual and long-term goals and objectives for Peoples and the individual NEOs.
The goal of the compensation program for Peoples’ NEOs is the same as our goal in the operation of Peoples’ business – to create long-term value for our shareholders. In an effort to achieve this goal, we have designed and implemented a compensation program for the NEOs that:
•rewards them for sustained positive financial and operating performance and leadership excellence;
•avoids encouraging them to take excessive or unwarranted risks;
•aligns their interests with those of our shareholders;
•attracts qualified talent; and
•encourages strong performers to remain with Peoples for long and productive careers.
The elements of our compensation program consist of base salary, cash and equity-based incentive compensation, retirement and other benefits, and perquisites and other personal benefits. We combine the compensation elements for each NEO in a manner we believe optimizes the NEO’s contributions to Peoples and our shareholders, motivates the NEO to attain the business goals set by Peoples, and rewards the NEO for attaining such goals without encouraging unnecessary and excessive risk-taking that could threaten the value of Peoples.
The primary focus of the Compensation Committee is the compensation for Peoples’ executive officers and other senior officers. The intent is to reward all employees for continuous improvement and identification and implementation of best practices and, specifically, to establish and maintain compensation plans for executive officers and senior officers to reward those employees for enhancing shareholder value through profitable revenue growth and responsible risk management. The compensation philosophy established by the Compensation Committee covers the direct forms of compensation and serves as a tool that the full Board and management use to ensure the compensation programs developed are both competitive with respect to officer compensation and reasonable within the marketplace.
•Base Salary: Base salaries for our CEO and CFO are benchmarked at the median of those of similarly-situated officers serving with members of Peoples’ Peer Group. Base salaries of our other executive officers are benchmarked at the median of those of similarly-situated officers serving at other financial institutions of similar asset size used in national survey data published by human resource consulting firms. Based upon individual circumstances, actual base salary levels may be higher or lower than this “market median.” For the purposes of the annual incentive program, and as used herein, “base salary” is defined as the base salary compensation paid during the calendar year.
•Total Cash Compensation: Total cash compensation represents base salary plus any cash incentive payout received for annual performance. The objective is for total cash compensation for our CEO and CFO to be consistent with the market median of that received by similarly-situated officers serving with members of Peoples’ Peer Group for achieving target performance. The objective is for total cash compensation for our other NEOs to be consistent with the market median of that received by similarly-situated officers serving with financial institutions of similar asset size used in national survey data published by human resource consulting firms, for achieving target performance. Likewise, the objective is for total cash compensation for our executive officers to be at or above the 75th percentile of that received by similarly-situated officers if performance is achieved at a level significantly above target performance. Conversely, if our performance is significantly worse than target, the

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objective is for total cash compensation for our executive officers to be at or below the 25th percentile of that received by similarly-situated officers.
•Total Direct Compensation: Total direct compensation is comprised of total cash compensation plus the grant date fair value of equity-based awards. The objective is to grant equity-based awards only after performance goals for a fiscal year have been attained. Equity-based awards are granted with a three-year “cliff-vesting period,” which enhances employee retention and reduces the sensitivity to short-term performance. Additionally, vesting of the restricted common shares granted under the program requires that Peoples meet performance criteria for each of the fiscal years comprising the vesting period. In the event the performance criteria are not met in a given year, the common shares as to which restrictions will lapse at the end of the cliff-vesting period are reduced by one-third. The long-term goal for total direct compensation is that the total direct compensation ranking for each NEO, compared to the total direct compensation of the similarly-situated officers will reflect a percentile similar to that resulting when Peoples’ performance, as measured by common performance measures used by the financial services industry, and especially community banks, is compared to that of the members of the Peer Group, in the case of our CEO and CFO, and of other financial institutions of similar asset size, in the case of our other NEOs. For example, if target performance is achieved at both the individual and the corporate level, it is expected that our CEO's total direct compensation will approximate the market median of CEOs serving with members of the Peer Group and that Peoples’ performance under the common performance measures will generally align with the median performance of members of the Peer Group.
No specific formula is used to determine the allocation between compensation elements, as decisions regarding individual pay elements and overall target compensation levels are based on market median pay levels. However, the portion of the total direct compensation that could have been earned in the form of cash and equity-based incentives at target levels of performance emphasized Peoples’ focus on pay-for-performance during 2022. At 2022 target levels of performance, 56.5% of Mr. Sulerzyski’s total direct compensation (split evenly between cash and equity-based incentives), and 37.5% of the other NEOs’ total direct compensation (comprised of 21.9% cash and 15.6% equity-based incentives), would have been in the form of performance-based compensation.
Role of Executive Officers in Compensation Decisions
The Compensation Committee makes all compensation decisions related to the NEOs of Peoples and recommends to the full Board any cash and equity-based compensation for the non-employee directors. Annually, the President and CEO of Peoples reviews the performance of each NEO (excluding his own) by comparing the results attained to Compensation Committee-approved goals, as well as the overall performance of Peoples as compared to Board-approved corporate performance goals. Both corporate and individual goals are defined for threshold, target and maximum levels of performance. This data forms the basis for the recommendations of the President and CEO to the Compensation Committee with respect to the compensation of the other NEOs, including base salary adjustments, and payout percentages (relative to base salary) for the annual cash incentive payments and equity-based incentive awards. The Compensation Committee considers the President and CEO’s recommendations and uses its own discretion to make the final compensation decisions with respect to the NEOs, which may differ from the recommendations of the President and CEO.
Setting Executive Compensation
The Compensation Committee has the sole authority to engage the services of any compensation consultant or advisor. The Compensation Committee from time to time engages the services of an independent compensation and benefits consultant in order to ensure that Peoples provides total direct compensation that is performance-based, consistent with Peoples' philosophy and competitive with Peoples' stated Peer Group, its geographic peers and the financial services industry in general. In 2022, the Compensation Committee engaged Pay Governance to serve in this role. Pay Governance provided market intelligence on industry compensation trends along with views on specific compensation programs. Pay Governance’s lead consultant reports directly to the Chair of the Compensation Committee. The Compensation Committee authorizes Pay Governance’s work. Pay Governance’s lead consultant also interacts with senior leadership of Peoples as needed to complete the work requested by the Compensation Committee. All work completed by Pay Governance was reported to the Compensation Committee. Communications between the Compensation Committee and the compensation consultant may occur through (i) direct conversations between the Chair of the Compensation Committee and the consultant, (ii) communications between the President and CEO, the Chief Human Resources Officer (who serves as the Secretary of the Compensation Committee) and/or

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the General Counsel and the consultant, or (iii) participation by the consultant in Compensation Committee meetings, including executive sessions with only non-employee directors present.
During 2022, Pay Governance provided information regarding market trends and practices for incentive plan design and executive compensation. At the request of the Compensation Committee, Pay Governance:
(1) provided simulations of the pay and performance tests used by proxy advisory firms to determine their support for Peoples' say-on-pay proposal;
(2) reviewed and confirmed the reasonableness of Peoples’ Peer Group used for pay benchmarking;
(3) provided information on market trends and regulatory developments, including the new Securities and Exchange Commission "Pay Versus Performance" disclosure rules;
(4) analyzed the realizable pay of Peoples' President and CEO and Peoples' total shareholder return relative to the the realizable pay of the CEOs and the total shareholder returns of members of Peoples' Peer Group used for pay benchmarking;
(5) reviewed competitive market data to assess and benchmark the target pay opportunities of the NEOs and their consistency with Peoples’ pay philosophy; and
(6) attended several of the Compensation Committee’s meetings during the year.
The Compensation Committee determined that the work of Pay Governance in 2022 did not raise any conflict of interest. Additionally, the Compensation Committee determined that Pay Governance was independent of management after considering several factors, including: (1) whether Pay Governance provided any other services to Peoples; (2) the amount of fees received from Peoples by Pay Governance as a percentage of Pay Governance’s total revenue; (3) Pay Governance’s policies and procedures that are designed to prevent conflicts of interest; (4) any business or personal relationship of the individual compensation consultants providing services to Peoples with one or more members of the Compensation Committee; (5) the number of Peoples common shares owned by the individual compensation consultants providing services to Peoples; and (6) any business or personal relationships between the executive officers of Peoples and Pay Governance or the individual compensation consultants providing services to Peoples.
As used in this Proxy Statement, the term "Peer Group" refers to the list of comparative companies selected by the Compensation Committee at any given time to serve as a market benchmark for evaluating executive pay levels and comparing pay design. The Compensation Committee used the following Peer Group (the "2022 Peer Group") to determine compensation for 2022.
The 2022 Peer Group was comprised of 24 publicly-traded financial services holding companies (formerly 25 companies, as TriState Capital Holdings, Inc. was acquired by Raymond James Financial, Inc. on June 1, 2022) with total asset sizes ranging from $4.1 billion to $17.9 billion. Asset sizes are provided based on public information available as of December 31, 2022. The members of the 2022 Peer Group are headquartered in Indiana, Kentucky, Maryland, New York, Ohio, Pennsylvania, Virginia and West Virginia and serve markets and/or geographic areas similar to those of Peoples. Financial and operating data were reviewed by the Compensation Committee to ensure that the companies in the 2022 Peer Group have similar performance characteristics to those of Peoples. Pay Governance reviewed the 2022 Peer Group during 2022 and indicated that the companies were appropriate for comparison purposes based upon the demographic and performance filters used by the Compensation Committee to make the 2022 Peer Group selection, particularly the size and location of each institution in the 2022 Peer Group.
The Compensation Committee used the 2022 Peer Group data to analyze the overall competitiveness of the compensation of Mr. Sulerzyski and Ms. Bailey. The Compensation Committee used national survey data of similarly-sized financial institutions published by human resources consulting firms to analyze the overall competitiveness of the compensation of the other NEOs. The analyses were done by comparing (i) the relative ranking of each NEO’s base salary and total direct compensation to the base salary and total direct compensation for similarly-situated officers for threshold, target and maximum levels of performance, and (ii) the level of performance achieved by Peoples compared to members of the 2022 Peer Group as defined by common performance measures used by the financial services industry and especially by community banks.
The institutions in the 2022 Peer Group have total assets roughly between one-half to two and one-half times the total asset size of Peoples. Overall, Peoples’ asset size approximates that of the median of the 2022 Peer Group.

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2022 Peer Group
Peer Group Member	Location	Total Assets ($ Billions)	Ticker Symbol
First Merchants Corp.	Muncie, IN	$17.9	FRME
First Financial Bancorp	Cincinnati, OH	$17.0	FFBC
TowneBank	Portsmouth, VA	$15.9	TOWN
Community Bank System, Inc.	Onondaga, NY	$15.8	CBU
Northwest Bancshares, Inc.	Warren, PA	$14.1	NWBI
Sandy Spring Bancorp, Inc.	Olney, MD	$13.2	SASR
NBT Bancorp Inc.	Norwich, NY	$11.7	NBTB
Eagle Bancorp, Inc.	Bethesda, MD	$11.2	EGBN
Park National Corporation	Newark, OH	$9.9	PRK
First Commonwealth Financial Corporation	Indiana, PA	$9.8	FCF
S&T Bancorp, Inc.	Indiana, PA	$9.1	STBA
Premier Financial Corp	Defiance, OH	$8.5	PFC
1st Source Corporation	South Bend, IN	$8.3	SRCE
Horizon Bancorp, Inc.	Michigan City, IN	$7.9	HBNC
Tompkins Financial Corporation	Ithaca, NY	$7.7	TMP
Stock Yards Bancorp, Inc.	Louisville, KY	$7.5	SYBT
Lakeland Financial Corporation	Warsaw, IN	$6.4	LKFN
City Holding Company	Charleston, WV	$5.9	CHCO
Financial Institutions, Inc.	Warsaw, NY	$5.8	FISI
German American Bancorp, Inc.	Jasper, IN	$5.6	GABC
CNB Financial Corporation	Clearfield, PA	$5.5	CCNE
Community Trust Bancorp, Inc.	Pikeville, KY	$5.4	CTBI
First Financial Corporation	Terre Haute, IN	$5.0	THFF
Farmers National Banc Corp.	Canfield, OH	$4.1	FMNB
In view of the current economic and financial environment, the Compensation Committee reviewed the design and operation of Peoples’ compensation arrangements for 2022, including the compensation arrangements of Peoples’ executive officers, with Peoples’ senior risk officer. This review included the mix of base salary and performance-based incentive compensation and the performance goals required to be attained for threshold, target and maximum levels of cash and equity-based incentive payments, along with the corresponding payout potentials. The Compensation Committee determined that these arrangements do not provide Peoples’ executive officers with the incentive to engage in business activities or other behavior that would materially threaten the value of Peoples or the investment of Peoples’ shareholders.
2022 Executive Compensation Components
For 2022, the principal components of compensation for the NEOs were:
•Base salary;
•Annual cash incentive compensation;
•Long-term equity-based incentive compensation;
•Retirement and other benefits; and
•Perquisites and other personal benefits.

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Peoples Bancorp Inc.

Base Salary
The Compensation Committee believes that base salaries for our CEO and CFO should be competitive with the median of the base salaries of similarly-situated officers of members of the Peer Group, and that the base salaries of our other NEOs should be competitive with the median base salaries of similarly-situated officers of other financial institutions of similar asset size used in national survey data published by human resource consulting firms. Depending on individual experience, job performance and competitive market requirements, the actual base salary for a particular NEO may be higher or lower than the median base salary for the similarly-situated officers (but still typically within plus or minus 10% of the median). Potential individual NEO base salary increases are reviewed annually by the Compensation Committee and are based on (i) the NEO’s overall contribution to Peoples’ performance, (ii) the NEO’s attainment of specific individual business objectives during the preceding year, and (iii) adjustments, if any occur, in the overall responsibilities of the individual.
As noted previously in the section “Executive Summary of 2022 Fiscal Year Performance and Compensation,” (i) based on Peoples’ 2022 financial performance, (ii) based on Peoples’ compensation philosophy and objective of rewarding NEOs for enhancing long-term shareholder value and meeting Peoples’ strategic objectives through their individual contributions, and (iii) based on market pay data of the 2022 Peer Group, in the case of Mr. Sulerzyski and Ms. Bailey, and of other financial institutions of similar asset size used in national survey data published by human resource consulting firms, in the case of the other NEOs:
•Mr. Sulerzyski’s base salary was increased from $700,000 to $735,000, effective January 1, 2023;
•Ms. Bailey's base salary was increased from $325,000 to $375,000, effective January 1, 2023;
•Mr. Wyatt's base salary was increased from $310,000 to $325,000, effective January 1, 2023;
•Mr. Wilcox's base salary was increased from $300,000 to $400,000, effective January 1, 2023; and
•Mr. Eakle’s base salary was increased from $250,000 to $290,000, effective January 1, 2023.
These base salaries approximate the median base salaries of similarly-situated officers serving with members of the 2022 Peer Group or other financial institutions of similar asset size.
Cash and Equity-Based Incentive Program
NEOs are eligible to earn additional compensation under the cash and equity-based incentive program. The incentive program was developed to reward performance by providing awards which increase as a percentage of base salary for relatively higher levels of performance and, conversely, by not paying awards if the absolute minimum performance goals are not met. The incentive program is designed to motivate and reward the NEOs for their contributions to business goals that the Compensation Committee believe drive earnings and create shareholder value without encouraging unnecessary and excessive risk-taking.
2022 Incentive Program Design
The 2022 incentive program design was comprised of the annual incentive awards and the long-term incentive program and was unchanged from the 2021 incentive program design. The annual incentive awards provide for cash awards calculated based upon corporate and individual performance using the annual incentive payout percentages assigned to each participant’s incentive tier. In order to participate in the incentive program for a given fiscal year, the NEO must have been employed by Peoples as of October 1st of the fiscal year and must also be employed by Peoples on either the date of the award, which occurs in February of the year following the fiscal year being measured, or on the last day of the performance measurement period in cases of retirement or termination without cause.
On February 23, 2022, the Compensation Committee approved the individual goals for Peoples’ NEOs. Also on January 27, 2022, the full Board established the 2022 corporate incentive performance goals. The Board adopted a scorecard approach with four corporate performance components: (1) pre-tax/pre-provision return on average assets; (2) efficiency ratio; (3) pre-tax/pre-provision diluted earnings per common share; and (4) net charge-offs as a percent of average total loans. This approach resembled the one used to determine annual incentive awards for 2020 and 2021.

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The Board set the corporate performance goals for 2022, and the Compensation Committee approved the weighting for each component applicable to each of the NEOs as shown below.
With respect to the 2022 incentive program, the corporate incentive goals for Mr. Wyatt were weighted at 50%, with line of business goals weighted at 25% and individual performance goals weighted at 25%. The corporate incentive goals for Mr. Wilcox were weighted at 35%, with line of business goals weighted at 35% and individual performance goals weighted at 30%. This approach held Mr. Wyatt and Mr. Wilcox accountable for results that were more immediately within their control and ability to influence. Mr. Sulerzyski's and the other NEO participants’ corporate incentive goals were weighted at 70% and their individual performance goals were weighted at 30%.

	Weighting for Mr. Wyatt	Weighting for Mr. Wilcox	Weighting for Other NEOs	Threshold	Target	Maximum	2022 Results (1)

Pre-Tax/Pre-Provision Return on Average Assets	10.0%	7.0%	14.0%	1.39%	1.74%	2.09%	1.82%
Efficiency Ratio	10.0%	7.0%	14.0%	61.01%	59.23%	57.45%	58.69%
Pre-Tax/Pre-Provision Diluted Earnings Per Common Share	20.0%	14.0%	28.0%	$3.30	$4.13	$4.96	$4.58
Net Charge-Offs as a Percent of Average Total Loans	10.0%	7.0%	14.0%	0.41%	0.27%	0.20%	0.16%
Line of Business Goals	25.0%	35.0%	—	—	—	—	Various
Discretionary (Individual Performance)	25.0%	30.0%	30.0%	—	—	—	Varies by NEO
(1)The 2022 results shown in this table reflect the Compensation Committee’s decision to exclude from the reported results for pre-tax/pre-provision return on average assets, pre-tax/pre-provision diluted earnings per common share and the efficiency ratio, $3.0 million of pre-tax acquisition-related expenses incurred in 2022.
The individual goals were unique to each NEO and consisted of quantitative and qualitative measures. The individual goals were designed to complement Peoples’ corporate goals and strategic plan for 2022, particularly the Board’s goals related to overall growth of Peoples. These individual goals, which are described below, were both quantitative and qualitative in nature and were designed to grow core earnings while managing risk, which is intended, in turn, to promote the long-term interests of Peoples’ shareholders. In addition, goals tied to the attainment of the long-term strategic plan were included in each NEO’s individual performance goals. The Compensation Committee believes that these goals properly incentivized the NEOs to implement and attain the long-term strategic objectives of Peoples, including overall growth and high performance in the key metrics noted in the table above.
The Compensation Committee set an absolute minimum level of corporate performance that had to be achieved in order for the NEOs to potentially receive any payout of annual cash incentives and long-term equity-based incentives for 2022 (sometimes referred to by other institutions as a circuit breaker or knockout factor). The absolute minimum level of corporate performance provided an additional level of protection for our shareholders and was defined as both a minimum level of pre-tax/pre-provision earnings available to common shareholders of $2.07 per common share for the fiscal year and a percentage of nonperforming assets to total assets of 2% or less at the end of the fiscal year, both determined on a US generally accepted accounting principals ("US GAAP") basis. Performance below either of these levels would have resulted in no incentives being awarded for 2022 regardless of the NEOs’ individual performance. We achieved these absolute minimum levels in 2022. Our pre-tax/pre-provision earnings per share (unadjusted) was $4.48, and our percentage of nonperforming assets to total assets was 0.63% for 2022, surpassing the levels required to pay out any incentives for the year.
As noted above, Mr. Wyatt was assigned line of business goals for commercial banking, and Mr. Wilcox was assigned line of business goals for community banking. For Mr. Wyatt, these goals consisted of quantitative measures related to commercial business performance, such as pre-tax, pre-provision net income for commercial banking, commercial portfolio loan growth and commercial portfolio asset quality. For Mr. Wilcox, these goals consisted of quantitative

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measures related to community banking performance, such as pre-tax, pre-provision net income for the several business lines comprising the community banking group. The commercial banking line of business and the community banking group generally achieved results that were between target and maximum levels of performance with respect to these measures.
Annual individual performance goals were established for each NEO, the nature of which differed depending upon the NEO’s job responsibilities. The individual performance goals were unique to each NEO and consisted of quantitative and qualitative measures such as:
(i)for Mr. Sulerzyski, setting, refining and executing the strategic direction of Peoples; hiring, retaining and developing the senior management team; building a client-focused culture; and promoting Peoples externally to shareholders, stock analysts and potential acquisition targets;
(ii)for Ms. Bailey, executing Peoples’ strategic plan, balancing acquisitions and organic growth; making effective and efficient changes related to processes and procedures within the accounting and finance areas; and ensuring an appropriate risk and control environment exists in areas of responsibility;
(iii)for Mr. Wilcox, establishing clear objectives in each line of business to improve performance; demonstrating improvement in sales results and overall market team performance; integrating specialty finance opportunities into the overall strategy of the Peoples organization; and ensuring integration of all acquired businesses into Peoples and coverage of all lines of business across Peoples' geography;
(iv)for Mr. Wyatt, recruiting, developing and retaining top performers, improving diversity and increasing the amount of coaching within the line of business; continuing to work with various areas of the Peoples organization to improve commercial lending processes; and continuing efforts to broaden client relationships and increasing trust and investment services, insurance, and treasury management penetration within the commercial banking portfolio; and
(v)for Mr. Eakle, continuing to improve service quality and productivity measures for the commercial underwriting group; developing and executing realignment of resources towards improvements in portfolio management, reporting and response actions; developing and implementing a more structured/formal credit training program for credit administration employees; and continuing to build and refine Peoples’ credit culture.
The goals assigned to the NEOs were intended to reflect positive results for shareholders while ensuring that the compensation arrangements did not encourage unnecessary and excessive risk-taking that could threaten the value of Peoples. Measurement of these goals was objective and/or subjective in nature, depending upon the respective goal. Payout percentages (expressed as a percentage of base salary) for various levels of performance are reviewed by the Compensation Committee on an annual basis.
2022 Annual Incentive (Cash)
There are three levels of payout potential for cash incentive awards based upon annual performance: threshold, target and maximum, with payouts for results in between these levels based on interpolation. The potential payout for target performance is intended to generally reflect market median cash incentive compensation as a percentage of base salary. The potential payouts for threshold and maximum levels of performance as a percentage of base salary are intended to generally reflect the practices of the Peer Group. The payout potentials for 2022, expressed as a percent of base salary, were as follows:

	Threshold Payout Potential	Target Payout Potential	Maximum Payout Potential

Chief Executive Officer	16.3%	65.0%	97.5%
Other Executive Officers	8.8%	35.0%	52.5%
The Compensation Committee retained the right to exercise discretion to increase or reduce the size of the payout of annual cash incentives based on the Compensation Committee’s consideration of all relevant facts and circumstances beyond the formulaic result. The Compensation Committee did not exercise this discretion for 2022 annual cash incentives.

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Incentive awards are paid after the results with respect to the corporate performance goals have been determined. As discussed above, no annual cash incentive payments were to be earned by the NEOs if the absolute minimum levels of corporate performance were not achieved.
In addition to the annual cash-based incentives, the Compensation Committee has in the past, and may in the future, award cash-based discretionary bonuses. The Compensation Committee did not award any cash-based discretionary bonuses for 2022.
2022 Long-Term Incentive (Equity)
The long-term incentive program draws from a pool for equity-based awards in the form of restricted common shares created by using corporate results and applying the long-term incentive payout percentages for each participant as described below. The pool is created based solely upon the level of achievement of corporate goals, which determines the percentage applied to the aggregate individual base salaries. No individual performance or business unit factors are used in creating the pool. These corporate goals are the same as those used in determining the annual cash incentive payments. This places an increased emphasis on achieving those objectives, which the Compensation Committee believes will create long-term shareholder value. Threshold, target and maximum payout potentials are used to create the pool and are determined annually by the Compensation Committee. Results falling in between threshold, target and maximum are interpolated. No equity-based incentives are awarded to NEOs if the threshold level of performance and the absolute minimum levels of corporate performance are not achieved. The restricted common shares awarded cannot exceed those in the pool as created by the corporate results and payout percentages. The pool of restricted common shares is distributed among participants by the Compensation Committee based on the Compensation Committee’s subjective determination of the participant’s contribution to Peoples’ future success and attainment of Peoples’ strategic plan. In making its decisions, the Compensation Committee also considers management’s recommendations.
The pool creation potentials for the 2022 long-term incentive program were as follows:

	Threshold Payout Potential	Target Payout Potential	Maximum Payout Potential

Chief Executive Officer	13.5%	65.0%	97.5%
Other Executive Officers	6.3%	25.0%	37.5%
Equity-based awards, if earned, are granted with a fair market value based on The Nasdaq Global Select Market® closing price of Peoples common shares on the date of the grant. The Compensation Committee approves equity-based grants to the NEOs and other senior officers. The annual equity-based awards are typically reviewed and approved by the Compensation Committee in January or February. The grant date for the annual equity-based awards is typically on or within a few days of the date of the Compensation Committee meeting at which they are approved. In certain cases, the Compensation Committee approves the use of equity-based grants to new hires or current NEOs as an incentive to attract or retain executive officers or other senior management. In the event of equity-based grants for new hires, the date of grant is typically the first business day of the month following the new employee’s date of hire. Peoples has no intention, plan or practice to select annual grant dates for equity-based awards in coordination with the release of material, non-public information or to time the release of such information because of award dates.
The 2022 long-term incentive program generally requires each NEO to remain employed by Peoples for the full vesting period of the restricted common shares granted, subject to the vesting requirements specific to disability and retirement from Peoples. This arrangement provides a valuable retention tool for the NEOs. Additionally, vesting of the restricted common shares granted under the program requires that Peoples meet the performance criteria of maintaining a well-capitalized status and reporting positive net income for each of the fiscal years comprising the vesting period. Both events need to occur each year in order for the NEOs to ultimately vest in that portion of an award based on service through the full three-year vesting period. In the event both performance criteria are not met in a given year, the restricted common shares as to which restrictions will lapse at the end of the cliff-vesting period will be reduced by one-third. Dividends which would otherwise be received during the restriction period are accrued and paid to the recipient in the same proportion and at the same time that the underlying restricted common shares vest, if at all.

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The following table shows the corporate, line of business and individual performance weightings, as well as the annual cash incentive earned and restricted common shares granted, under the 2022 incentive program for the NEOs.

NEO	Corporate Weighting	Line of Business Weighting	Individual Performance Weighting	2022 Annual Incentive Payout (% of 2022 Base Salary)	2022 Annual Incentive - Cash Incentive Earned ($)	2022 Long- Term Incentive Payout (% of 2022 Base Salary)	2022 Long- Term Incentive - Total Restricted Common Shares Granted (#)

Charles W. Sulerzyski	70.0%	—	30.0%	85.4%	$597,500	82.0%	18,943
Kathryn M. Bailey	70.0%	—	30.0%	40.6%	$132,000	35.4%	3,795
Douglas V. Wyatt	50.0%	25.0%	25.0%	41.1%	$127,500	35.5%	3,630
Tyler J. Wilcox	35.0%	35.0%	30.0%	39.5%	$118,500	36.7%	3,630
Jason M. Eakle	70.0%	—	30.0%	43.4%	$108,500	36.0%	2,970
2023 Incentive Program Design
On December 8, 2022, the Board established the 2023 corporate incentive performance goals, the structure of which did not change from that used for 2022. On February 22, 2023, the Compensation Committee approved individual goals for Peoples’ NEOs. The performance metrics for the 2023 goals, and their respective weightings for each of the NEOs, with the exception of Mr. Wyatt and Mr. Wilcox, are as follows:

Pre-Tax/Pre-Provision Return on Average Assets	14.0%
Efficiency Ratio	14.0%
Pre-Tax/Pre-Provision Diluted Earnings Per Common Share	28.0%
Net Charge-Offs as a Percentage of Average Total Loans	14.0%
Discretionary Individual Performance	30.0%
For Mr. Wyatt, the performance metrics for the 2023 goals and their respective weightings are as follows:

Pre-Tax/Pre-Provision Return on Average Assets	10.0%
Efficiency Ratio	10.0%
Pre-Tax/Pre-Provision Diluted Earnings Per Common Share	20.0%
Net Charge-Offs as a Percentage of Average Total Loans	10.0%
Commercial Banking Line of Business Results	25.0%
Discretionary Individual Performance	25.0%
For Mr. Wilcox, the performance metrics for the 2023 goals and their respective weightings are as follows:

Pre-Tax/Pre-Provision Return on Average Assets	7.0%
Efficiency Ratio	7.0%
Pre-Tax/Pre-Provision Diluted Earnings Per Common Share	14.0%
Net Charge-Offs as a Percentage of Average Total Loans	7.0%
Community Banking Line of Business Results	35.0%
Discretionary Individual Performance	30.0%
The payout potentials for threshold, target and maximum levels of performance for NEOs to earn cash and equity-based incentive compensation for 2023 performance remain the same as they were for 2022 performance.

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Retirement and Other Benefits
The NEOs participate in certain benefit programs available to all other employees of Peoples, subject to the same eligibility requirements that apply to all employees, including: (i) the Peoples Bancorp Inc. Retirement Plan and Trust (the “Retirement Plan”); (ii) the Peoples Bancorp Inc. Retirement Savings Plan (“Peoples’ 401(k) Plan”); (iii) the Peoples Bancorp Inc. Amended and Restated Nonqualified Deferred Compensation Plan (the “NQDC Plan”); (iv) the Peoples Bancorp Group Term Life Insurance Plan; (v) the medical and dental insurance plans provided by Peoples; (vi) Peoples’ Employee Stock Purchase Plan (the “ESPP”); and (vii) split-dollar bank-owned life insurance.
Retirement Plan
The Retirement Plan has a different benefit calculation for those individuals employed by Peoples before January 1, 2003, and those employed by Peoples on or after January 1, 2003 but before January 1, 2010. On December 17, 2009, the Retirement Plan was closed to new entrants hired on or after January 1, 2010. Messrs. Eakle and Wilcox were employed by Peoples after January 1, 2003, but before January 1, 2010. Ms. Bailey, Mr. Sulerzyski and Mr. Wyatt were employed by Peoples after January 1, 2010 and do not participate in the Retirement Plan.
On January 27, 2011, the Compensation Committee amended the Retirement Plan so that benefit accruals ceased as of March 1, 2011. For purposes of vesting and benefit eligibility, service continues to be credited in accordance with the terms of the Retirement Plan.
Compensation used to calculate the amount of pension benefit payable under the Retirement Plan includes base salary, incentive pay, overtime pay, bonuses and any pre-tax savings under Peoples’ 401(k) Plan, as well as Peoples’ Internal Revenue Code Section 125 cafeteria plan (collectively, “Retirement Plan annual compensation”). Benefit distribution options are identical for both groups of participants as is the vesting requirement in order to be eligible for a pension benefit under the Retirement Plan.
For those participants employed by Peoples on or after January 1, 2003, and prior to January 1, 2010, including Messrs. Eakle and Wilcox, normal retirement occurs at age 65. The pension benefit for normal retirees is calculated as follows:
(a)The Cash Balance Account (as such term is defined in the Retirement Plan) at the end of the prior plan year, plus
(b)Interest to the earlier of the end of the prior plan year or the end of the month containing the participant's date of termination of employment on the Cash Balance Account as of the end of the prior plan year based on the one-year constant maturity rate for the December preceding the determination year plus 50 basis points, plus
(c)An annual accrual equal to 2% of compensation for the plan year provided the participant earned a year of service during the plan year.
(d)The Cash Balance Account is converted at the date of termination of employment into a monthly life annuity benefit payable beginning at the participant’s normal retirement date. Conversion calculations are based on actuarial equivalence factors specified in the Retirement Plan.
For those participants employed by Peoples on or after January 1, 2003, and prior to January 1, 2010, including Messrs. Eakle and Wilcox, early retirement can occur at age 50 if the participant has at least ten years of service with Peoples. The pension benefit for early retirees is calculated as follows:
(a)The Cash Balance Account at the end of the prior plan year, plus
(b)Interest to the earlier of the end of the prior plan year or the end of the month containing the participant's date of termination of employment on the Cash Balance Account as of the end of the prior plan year based on the one-year constant maturity rate for the December preceding the determination year plus 50 basis points, plus
(c)An annual accrual equal to 2% of compensation for the plan year provided the participant earned a year of service during the plan year.
(d)The Cash Balance Account is converted at the date of termination of employment into a monthly life annuity benefit payable beginning at the participant’s early retirement date. Conversion calculations are based on actuarial equivalence factors specified in the Retirement Plan.

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(e)The benefit is reduced by one-fifteenth for each of the first five years and one-thirtieth for each of the next ten years by which the participant's early retirement date precedes the normal retirement date.
For both normal retirement and early retirement purposes, no compensation-related credits were added to any participant's account balance after March 1, 2011. However, interest credits, as described above, will continue to be added to a participant's account balance at the end of each plan year until the year in which the participant terminates employment with Peoples.
None of the NEOs participated in multiple defined benefit retirement plans. Under the terms of the Retirement Plan, participants are not granted extra years of credited service.
Peoples’ 401(k) Plan
The NEOs are also eligible to participate in Peoples’ 401(k) Plan, on the same basis as other employees. In 2022, the “company match” under Peoples’ 401(k) Plan was 100% of the first 6% of an employee’s contribution, the sum of which was subject to a maximum match of 6% of eligible compensation, which consists of base salary, other cash payments including non-equity incentive payments, over-time and bonus cash payments (excluding sign-on bonuses), commissions, referral fees, draws against commission in excess of commission earned, holiday, vacation, paid-time-off payments and payments made under the short-term disability plan.
Nonqualified Deferred Compensation Plan
On November 18, 2021, the Compensation Committee approved the NQDC Plan for continuation in 2022. Participation in the NQDC Plan is limited to a select group of management and highly-compensated employees designated annually by the Compensation Committee. The NQDC Plan is offered for the purpose of providing a vehicle for the deferral of compensation in excess of statutory limits under Peoples’ 401(k) Plan for those participating in the NQDC Plan. Participants may elect to defer base salary, other cash payments including non-equity incentive payments, over-time and bonus cash payments (excluding sign-on bonuses), commissions, referral fees, draws against commission in excess of commission earned, holiday, vacation, paid-time-off payments and payments made under the short-term disability plan. After the applicable deadline, a deferral election is irrevocable for that plan year unless otherwise permitted under the NQDC Plan. Generally, a participant must submit a deferral election by December 31 of the year before services are to be performed. The deferred compensation, if any, is credited to a bookkeeping account maintained on behalf of the participant. The participant is fully vested in the bookkeeping account, which will be credited with earnings and losses based on the performance of the deemed investment selections made by the participant for the bookkeeping account. The Compensation Committee determines the deemed investments with which participants may direct that their bookkeeping accounts be credited.
Peoples may make discretionary contributions to participants’ bookkeeping accounts in such amount that would have been made pursuant to Peoples’ 401(k) Plan as matching contributions if all amounts selected to be deferred under the NQDC Plan had been deferred under Peoples’ 401(k) Plan. Any such contributions will be credited to the participants’ bookkeeping accounts each pay period with respect to compensation deferred in that pay period and will vest in accordance with the vesting schedule under Peoples’ 401(k) Plan, provided that the portion of the participant’s account attributed to discretionary contributions and any deemed earnings on the investment of such discretionary contributions will become fully vested in the event of a participant’s retirement (as defined In the NQDC Plan), death, voluntary termination or involuntary termination without cause and will be forfeited if a participant is terminated for cause.
The amount reflected in a participant’s bookkeeping account attributable to a participant's contributions for services performed prior to December 31, 2022, will be distributed in a single lump-sum payment on the January 1 immediately following the participant’s separation from service unless the participant had made an initial deferral election under the NQDC Plan and elected to receive distribution of the participant’s account in up to ten substantially equal annual installments beginning on the January 1 immediately following the participant’s separation from service and on each January 1 thereafter. Effective September 1, 2022, a participant may elect the time and form of payment that will apply to a portion of the participant's bookkeeping account. The election must be made within the first 30 days of NQDC Plan eligibility for contributions to be credited for services performed during the first year of eligibility and by December 31 of each year in connection with contributions to be credited for services performed in the following year. Participants may elect the payment trigger, either separation from service, or a specified year that is at least three years after the year in which the services are performed (but, if the participant has a separation from

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service before the start of the specified year, the applicable portion of the participant's account will be paid beginning in January of the year following the year in which the separation from service occurs). Participants may also elect the payment form, either a lump sum or installments. The number of installments that can be elected depends on whether the payment trigger is a specified year (in which case the participant can elect for annual installments to be paid over two to five years) or termination of employment (in which case the participant can elect for annual installments to be paid over two to ten years). This means that different portions of a participant's bookkeeping account may be payable at different times and in different forms.

Notwithstanding the foregoing, if a participant is a “specified employee” under Internal Revenue Code Section 409A on the date of his or her separation from service, distributions that are payable in connection with a separation from service from the participant’s bookkeeping account will be delayed until the first business day of the seventh month following the date of the participant’s separation of service. The first payment to be made after such delay will include the cumulative amount, if any, of any amounts which would have otherwise been paid in accordance with the participant’s election. If a participant dies before distribution has begun of the amount reflected in the participant’s bookkeeping account or complete distribution has been made of the amount reflected in the participant’s bookkeeping account, then the amount reflected in the participant’s bookkeeping account will be distributed to the participant’s beneficiary within 90 days after the participant’s death.
The 2022 eligibility criteria for participation in the NQDC Plan required participants to have (i) either 2021 gross compensation of at least $200,000, or annualized 2022 current year base salary of at least $200,000, and (ii) an officer title of Vice President or higher at Peoples or any of its affiliates. Each of the NEOs met these criteria. Ms. Bailey and Messrs. Sulerzyski, Wilcox and Wyatt elected to participate in the NQDC Plan during 2022.
Insurance Plans
The NEOs participate in the Peoples Bancorp Group Term Life Insurance Plan on the same basis as other employees. Peoples pays the premiums for all employees under this plan. If an employee dies, his or her beneficiary will be paid an amount equal to two times the employee’s base salary at the time of death, up to a maximum amount of $600,000.
The NEOs are also eligible to participate in medical and dental insurance plans provided by Peoples on the same basis as other employees. The plans are contributory, and both the employees and Peoples pay for a portion of the cost of the health insurance premiums.
Employee Stock Purchase Plan
The NEOs are eligible to participate in the ESPP on the same basis as other employees. The ESPP is intended to comply with Sections 421 and 423 of the Internal Revenue Code. Employees are permitted to buy Peoples common shares through payroll deductions at a discount of up to 15% of the fair market value of the common shares on the last day of the applicable offering period. The Compensation Committee determines the establishment of any offering period and the dates on which any offering period will take place. The Compensation Committee established an offering period for each of the four calendar quarters in 2022. Each offering period was one calendar quarter in length. Mr. Sulerzyski, Ms. Bailey and Mr. Wilcox elected to participate in the ESPP during 2022.
Bank-Owned Life Insurance
During 2016 and 2022, the Board approved the purchase of split-dollar bank-owned life insurance ("BOLI"), and each of the NEOs was offered and accepted coverage under this benefit. Under the terms of the split-dollar agreement, each NEO receives a $50,000 life insurance benefit while employed by Peoples and a $25,000 life insurance benefit after retiring from Peoples at no cost to the NEO. As the owner of the policies, Peoples can elect to terminate this coverage at any time.
Perquisites and Other Personal Benefits
The Compensation Committee periodically reviews the level of perquisites and other personal benefits provided to the NEOs. Consistent with Peoples’ overall compensation program, the Compensation Committee believes the

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perquisites and other personal benefits provided to the NEOs are reasonable, modest in value and necessary to attract and retain employees for key positions, which, in turn, promotes the long-term interests of our shareholders.
Peoples maintains an Executive Health Program, which provides an opportunity for each NEO to participate, on a voluntary basis, in a comprehensive medical screening annually at the expense of Peoples. The objective of the Executive Health Program is the early identification of potential health problems and the prompt, expert treatment of any medical problems detected, thereby mitigating the negative potential impact on Peoples’ financial performance or current management succession plans. Some of the NEOs participate in a program under which Peoples offers a limited reimbursement for fitness club memberships. This program is available to all employees and is part of an overall wellness initiative at Peoples. In 2022, all of the NEOs with the exception of Ms. Bailey participated in a wellness incentive program, available to all Peoples medical plan participants, which provided up to a one-time $1,250 payment to a Health Savings or Flexible Spending Account, depending upon individual compliance with the program’s requirements, which included wellness-related activities.
Based on business needs, on a case-by-case basis, the Compensation Committee has granted the use of a company-paid automobile and/or country club membership to certain NEOs to further business development on behalf of Peoples and our shareholders. Personal use of a company-paid automobile is reported and taxed as income to the NEO. Expenses relating to personal use of the country club amenities are either reimbursed to Peoples by the NEO or paid directly by the NEO.
On a case-by-case basis, the Compensation Committee will approve the payment of or reimbursement to an NEO for moving expenses and temporary housing as part of the NEO’s executive recruitment package.
Change in Control Agreements
Peoples has entered into a change in control agreement with each of the NEOs. The change in control agreements are designed to motivate the NEOs to act in the best interests of the Peoples shareholders and to promote stability and continuity of the services of the NEOs during a change in control. The change in control agreements are “double trigger” agreements that provide severance payments to an NEO only if Peoples or its successor terminates the NEO’s employment without “cause” or the NEO terminates his or her employment with “good reason” after the change in control. A “double trigger” also applies to the restricted common shares awarded to the NEOs under our long-term incentive program if there is a change in control. The restricted common shares will immediately vest only if Peoples’ successor refuses to assume the restricted common shares or substitute equivalent equity awards or if Peoples’ successor terminates the NEO’s employment without “cause” or the NEO terminates his or her employment with “good reason” after the change in control.
The Compensation Committee chose the “double trigger” to forego extra costs to Peoples or its successor if an NEO continues in the same or a similar role after the change in control, while still motivating the NEO to act in the best interests of the Peoples shareholders by providing for the NEO even if he or she would not have the same or a similar role after the change in control. Beginning in 2016 with the change in control agreement entered into with Mr. Wyatt, and applicable to each of the NEOs except for Mr. Sulerzyski, whose change in control agreement was entered into prior to 2016, we have defined compensation for the purpose of calculating the amount of severance to be the sum of the NEO’s annualized monthly base salary for the calendar year in which the change in control occurs plus the average of annual cash incentives paid to the NEO over the prior three years. For Mr. Sulerzyski, compensation for the purpose of calculating the amount of severance is defined to be the average annualized compensation paid by Peoples which was includable in gross income, prior to any reductions for deferred arrangements, during the most recent five taxable years ending before the date of the change in control, subject to certain adjustments in the event that Section 280G of the Internal Revenue code is triggered.
The change in control agreements do not provide for payments to be “grossed up” for excise taxes. Additional information regarding the definition of a change in control, the additional event(s) that must occur in order for an NEO to receive severance compensation following a change in control and potential payments under such agreements for the NEOs is provided in “OTHER POTENTIAL POST-EMPLOYMENT PAYMENTS” beginning on page 76 of this Proxy Statement.

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Tax and Accounting Implications
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally prohibits Peoples from claiming a deduction on Peoples’ federal income tax return for compensation in excess of $1,000,000 paid in a given fiscal year to certain current and former executive officers. While the Compensation Committee carefully considers the net cost and value to Peoples of maintaining the deductibility of all compensation, the Compensation Committee also desires the flexibility to reward NEOs and other key employees in a manner that enhances Peoples’ ability to attract and retain individuals, as well as to create longer term value for shareholders. Thus, income tax deductibility is only one of several factors the Compensation Committee considers in making decisions regarding Peoples’ compensation program.
Non-Qualified Deferred Compensation
Section 409A of the Internal Revenue Code (“Section 409A”) imposes additional taxes, interest and penalties on non-qualified deferred compensation arrangements that do not satisfy the requirements of Section 409A. Peoples believes that it is administering its non-qualified deferred compensation arrangements in accordance with the requirements of Section 409A and that its non-qualified deferred compensation arrangements, including the change in control arrangements with the NEOs, comply with the regulations issued under Section 409A. We have not realized any material changes to our compensation program as a result of compliance with Section 409A.
Accounting for Equity-Based Compensation
Compensation costs for restricted common share awards, stock options and stock appreciation rights (“SARs”), if awarded, are measured at the fair value of these awards on their grant date. Compensation expense for time-vested awards is recognized over the required service period, generally the restriction period for restricted common share awards and the vesting period for stock options and SARs, if awarded. Compensation expense for time-vested awards granted to employees who are eligible for retirement is recognized through the date the employee is first eligible to retire or at the grant date, whichever is later. Compensation expense for performance-based restricted common share awards is recognized over the performance period, once management believes it is probable the performance requirements will be met. Compensation expense for performance-vested restricted common share awards granted to employees who are eligible for retirement is recognized through the date the employee is first eligible to retire or at the grant date, whichever is later. For all awards, only the expense for the portion of the awards expected to vest is recognized.
Other Information
Stock Holding Requirement
We have a stock holding requirement for the NEOs with respect to equity-based compensation awards. This stock holding requirement remains in effect during the entire time the individuals are employed by Peoples. The holding requirement is based upon a percentage of the “net shares” held by an individual NEO following vesting or exercise of an equity-based compensation award. Such “net shares” represent the number of common shares the NEO owns after paying for taxes through the withholding of common shares in the case of restricted common shares, or if granted in the future, after paying for the exercise price and taxes through the withholding of common shares in the case of the exercise of stock options, SARs or other similar forms of equity-based awards. Each NEO is required to maintain ownership of 50% of such net shares through the term of the NEO’s employment. Other than this stock holding requirement with respect to equity-based compensation awards, we have no equity or other security ownership requirements for NEOs.
CEO Pay Ratio
We determined our “median employee” for 2022 by: (1) calculating the annual total compensation for each of the part-time and full-time employees of Peoples or one of our subsidiaries who was employed as of December 31, 2022, except Mr. Sulerzyski, with annual total compensation for this purpose calculated by adding base salary and overtime pay, plus any cash incentive and equity-based incentive payments vested in 2022, plus the amount of any “company

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match” under Peoples’ 401(k) Plan, plus any wellness incentive payment; (2) ranking the annual total compensation of all employees except Mr. Sulerzyski from lowest to highest; and (3) identifying the middle employee in the list as the “median employee.” Once the median employee was identified, we used the annual total compensation for 2022 for such employee calculated in the manner described in the preceding sentence, which allowed for the elements of compensation for the median employee to be as comparable as possible to the elements of the annual total compensation of Mr. Sulerzyski. We then used Mr. Sulerzyski’s annual total compensation for 2022 as disclosed in the “SUMMARY COMPENSATION TABLE FOR 2022” appearing on page 65 of this Proxy Statement. The calculations yielded the following numbers and ratio:

•Annual total compensation of Mr. Sulerzyski	$1,877,419
•Median employee’s annual total compensation	$54,968
•Ratio of annual total compensation of Mr. Sulerzyski to the median employee’s annual total compensation	34.15 to 1.0
Summary
The Compensation Committee believes that the best measure of whether the executive compensation program is achieving its intended goals is to look at the long-term performance of Peoples, as well as the relative changes in performance during any given time period. Peoples’ NEOs received payouts under the incentive compensation program based upon the levels of corporate and individual performance achieved for 2022. In light of the results previously described in this “COMPENSATION DISCUSSION AND ANALYSIS,” the Compensation Committee believes Peoples’ compensation program for Peoples’ NEOs continues to be aligned with the interests of our shareholders. The incentive compensation program is a performance-based system that provides a balanced foundation for strong and effective leadership into the future and ensures alignment with long-term shareholder interests without encouraging unnecessary and excessive risk-taking that could threaten the value of Peoples.
Clawback Policy
We have an executive incentive compensation clawback policy pursuant to which, in the event of a restatement of the financial or operating results of Peoples, we may seek recovery of incentive compensation (both cash and equity-based incentives) that would not otherwise have been paid if the correct performance data had been used to determine the amount payable. This policy applies to executive officers of Peoples (including the NEOs), as determined pursuant to Rule 3b-7 under the Exchange Act. A copy of this policy is posted under the “Corporate Overview – Governance Documents” tab on the “Investor Relations” page of Peoples’ website at www.peoplesbancorp.com.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the disclosures included under the caption “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS” required by Item 402(b) of SEC Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the full Board that the section captioned “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS” be included in this Proxy Statement and incorporated by reference into Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Discussion of Risk Review and Assessment
Peoples’ Senior Vice President, Director of Risk Management has conducted an assessment of Peoples’ 2022 compensation programs and has reviewed, evaluated and discussed the assessment and the compensation programs with the Compensation Committee. The most recent review and discussion with the Compensation Committee with respect to Peoples’ 2022 compensation programs occurred on July 25, 2022, and covered the senior management and executive compensation plans in which the NEOs were eligible to participate. The review of these plans took into consideration: (i) products and services incented; (ii) the risk time horizon of those products and services; (iii) incentives paid as a percentage of total revenue; and (iv) incentives paid as a percentage of each

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participant’s total compensation. Broad-based welfare and benefit plans that do not discriminate in scope, terms or operation in favor of NEOs were excluded from the review.
The Compensation Committee believes that Peoples’ overall compensation practices for its NEOs, which include the following elements, limit the ability of these officers to benefit from taking unnecessary and excessive risks:
•Balance between base salary, and cash and equity-based incentive compensation opportunities;
•Maximum payouts which limit overall payout potential;
•Balance between short-term (cash) and long-term (equity-based) incentive compensation opportunities;
•Use of a balanced scorecard approach in setting performance goals with interacting, complementary incentive objectives that discourage emphasis on any single objective;
•Peoples’ tone at the top and culture of ethically doing the right thing;
•Grants of only full value equity awards in respect of potential equity-based long-term incentive compensation; and
•Awards of restricted common shares with a performance-based vesting requirement based upon the achievement of minimum performance criteria by Peoples.
In addition, the Compensation Committee believes there are controls around incentive programs for all employees that effectively discourage unnecessary and excessive risk-taking. All employee incentive programs allow for management discretion (or Compensation Committee discretion in the case of the incentive program in which NEOs are eligible to participate) to reduce or eliminate any award. The Compensation Committee reviews and approves all NEO compensation plans and awards, and the full Board reviews and approves the corporate performance goals.
Most officers, including the NEOs and employees serving Peoples in support roles, such as accounting, loan operations and deposit operations, participate in the annual cash and long-term equity-based incentive program. Approximately 50% of all of Peoples’ employees participate in this incentive program. Annual cash incentives, as well as equity-based incentives under the incentive program, are payable only when specific pre-determined performance goals are met. All participants in the incentive program have some portion of both their annual and long-term incentive awards dependent on the selected corporate performance criteria. In addition, the potential incentives payable to senior officers having only compliance, risk, credit quality and internal control roles are tied to corporate goals under the incentive program with only a 25% weighting. The remainder of their potential incentives is determined based upon the level of achievement of individual goals tied to their specific job functions. The Compensation Committee ultimately approves all incentive compensation paid to the NEOs.
In addition to the incentive program, we have (i) compensation plans for producers, including insurance agents and financial advisors, which include variable pay components (commission based on the sales of products underwritten or offered by independent third parties); (ii) compensation plans for home loan originators which include variable cash compensation components tied to the origination of one-to-four family real estate loans, the majority of which are sold into the secondary market; and (iii) other miscellaneous individual plans which are informal agreements that allow certain employees to earn amounts of cash incentive compensation without encouraging the employees to take unnecessary or excessive risk. The foregoing roles inherently do not have the opportunity for excessive levels of risk, either individually or in the aggregate.
The Compensation Committee believes that the elements of the incentive program and the other compensation plans, alone and/or combined with the systems of controls in place, such as separation of the valuation, authorization and payment of incentive compensation, do not encourage unnecessary or excessive risk-taking and do not encourage the manipulation of reported earnings to enhance the compensation of any employee or group of employees.
Further, in light of the significant level of oversight and controls surrounding incentive programs and the significant amounts that would be required to materially impact Peoples’ reported earnings, the Compensation Committee believes that, upon evaluation of the incentive opportunities for employees, including the NEOs, any elements of the incentive program and other compensation and individual plans that have the potential to encourage the manipulation of reported earnings to enhance the compensation of any individual employee are appropriately mitigated.

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Submitted by the Compensation Committee of the Board:
Tara M. Abraham, S. Craig Beam (Chair), Brooke W. James, Susan D. Rector, Frances A. Skinner and Michael N. Vittorio.
SUMMARY COMPENSATION TABLE FOR 2022
The table below summarizes the total compensation for each of the NEOs for the fiscal years ended December 31, 2022, 2021, and 2020. We have not entered into any employment agreements with any of the NEOs.

(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($)		Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total ($)

Charles W. Sulerzyski	2022	$700,000	—	$469,493	(5)	$597,500	—	$110,426	$1,877,419
President and Chief Executive Officer	2021	$658,750	—	$226,971	(6)	$481,000	—	$94,735	$1,461,456
	2020	$625,000	—	$238,795	(7)	$295,000	—	$68,361	$1,227,156
Kathryn M. Bailey	2022	$325,000		$99,980	(5)	$132,000	—	$48,990	$605,970
Executive Vice President, Chief Financial Officer and Treasurer	2021	$262,500	$10,000	$29,969	(6)	$120,000	—	$31,438	$453,907
	2020	$182,500	—	$232,486	(7)	$52,500	—	$11,167	$478,653
Douglas V. Wyatt	2022	$310,000		$94,987	(5)	$127,500	—	$38,348	$570,835
Executive Vice President, Chief Commercial Banking Officer	2021	$287,501	$10,000	$49,990	(6)	$120,000	—	$32,012	$499,503
	2020	$271,500	—	$49,990	(7)	$87,000	—	$20,914	$429,404
Tyler J. Wilcox	2022	$300,000		$99,980	(5)	$118,500	$32	$44,270	$562,782
Executive Vice President, Community Banking	2021	$262,500	$10,000	$39,980	(6)	$120,000	$23	$32,575	$465,078
	2020	$214,375	—	$136,236	(7)	$71,000	$80	$62,018	$483,709
Jason M. Eakle	2022	$250,000		$73,471	(5)	$108,500	$9	$32,445	$464,425
Executive Vice President, Chief Credit Officer	2021	$222,500	$10,000	$29,969	(6)	$100,000	$7	$28,262	$390,738
	2020	$181,775	—	$126,231	(7)	$55,000	$22	$10,675	$373,703
(1)On February 9, 2022, Ms. Bailey and Messrs. Wyatt, Wilcox and Eakle were paid a one-time discretionary bonus, authorized by the Compensation Committee on January 26, 2022, in recognition of extraordinary contributions in 2021 with respect to the integration following the merger with Premier Financial Bancorp, Inc.
(2)The amounts in column (f) represent cash incentive awards earned under the annual incentive program and are reported for the fiscal year with respect to which the cash incentive awards were earned. The amounts shown for 2022 were paid on February 8, 2023. The amounts shown for 2021 were paid on February 9, 2022. The amounts shown for 2020 were paid on February 17, 2021.
(3)The amounts in column (g) include, for each of the participating NEOs, the increase (if any) in the actuarial present value of the NEO’s accumulated benefits under the Retirement Plan determined using assumptions consistent with those used in “Note 12 Employee Benefit Plans” of the Notes to the Consolidated Financial Statements filed as part of “ITEM 8 FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA” of Peoples’ Annual Report on Form 10-K for the fiscal year- ended December 31, 2022. Since the earnings on compensation that has been deferred under the NQDC Plan by the NEOs participating in the NQDC Plan do not represent "above-market" or "preferential" earnings for purposes of the applicable SEC rules, no amount is reported with respect to such earnings. Mr. Sulerzyski, Ms. Bailey and Mr. Wyatt do not participate in the Retirement Plan.
(4)All other compensation for each NEO for 2022 includes the following: (i) Mr. Sulerzyski - Peoples' 401(k) Plan company match in the amount of $18,300; $1,250 wellness incentive payment; $52,560 in company matching contributions under the NQDC Plan; and $38,316 in restricted common share dividends; (ii) Ms. Bailey – Peoples' 401(k) Plan company match in the amount of $18,300; $8,901 in company matching contributions under the NQDC Plan; and $21,789 in restricted common share dividends; (iii) Mr. Wyatt - Peoples’ 401(k) Plan company match in the amount of $18,300; $1,250 wellness incentive payment; $2,676 for executive health exam; $8,100 in company matching contributions under the NQDC Plan; and $8,022 in restricted common share dividends; (iv) Mr. Wilcox - Peoples' 401(k) Plan company match in the amount of $18,300; $1,250 wellness incentive payment; $2,454 for executive health exam; $7,500 in company matching contributions under the NQDC Plan; and

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$14,766 in restricted common share dividends; and (v) Mr. Eakle - Peoples' 401(k) Plan company match in the amount of $18,300; $1,250 wellness incentive payment; and $12,895 in restricted common share dividends. In respect to the dividends, these are dividends that were accrued during the restriction period and paid upon vesting. See the disclosure under the caption “NON-QUALIFIED DEFERRED COMPENSATION FOR 2022” beginning on page 62 of this Proxy Statement for more information concerning the calculation of earnings with respect to contributions made by Peoples and the NEOs and credited to the NEOs’ accounts under the NQDC Plan.
(5)The amounts in column (e) for 2022 reflect the grant date fair values for awards of restricted common shares with respect to the 2021 incentive program, which were granted in 2022 under the 2006 Plan. The amounts of compensation for the restricted common shares reported for 2022 were computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 and based on The Nasdaq Global Select Market® price of Peoples common shares on the grant date. The reported amounts exclude the impact of estimated forfeitures related to service-based vesting conditions, as required by applicable SEC rules. See “Note 18 Stock-Based Compensation” of the Notes to the Consolidated Financial Statements filed as part of “ITEM 8 FINANCIAL STATEMENTS AND SUPPLEMENTAL DATA” of Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for additional information regarding the restricted common shares granted in 2022.
(6)The amounts in column (e) for 2021 reflect the grant date fair values for awards of restricted common shares with respect to the 2020 incentive program, which were granted in 2021 under the 2006 Plan. The amounts of compensation for the restricted common shares reported for 2021 were computed in accordance with FASB ASC Topic 718 and based on The Nasdaq Global Select Market® price of Peoples common shares on the grant date. The reported amounts exclude the impact of estimated forfeitures related to service-based vesting conditions, as required by applicable SEC rules. See “Note 18 Stock-Based Compensation” of the Notes to the Consolidated Financial Statements filed as part of “ITEM 8 FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA” of Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for additional information regarding the restricted common shares granted in 2021.
(7)The amounts in column (e) for 2020 reflect the grant date fair values for awards of restricted common shares pursuant to the 2019 incentive program, which were granted in 2020 under the 2006 Plan. The amounts of compensation for the restricted common shares reported for 2020 were computed in accordance with FASB ASC Topic 718 and based on The Nasdaq Global Select Market® price of Peoples common shares on the grant date. The reported amounts exclude the impact of estimated forfeitures related to service-based vesting conditions, as required by applicable SEC rules. See “Note 17 Stock-Based Compensation” of the Notes to the Consolidated Financial Statements filed as part of “ITEM 8 FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA” of Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for additional information regarding the restricted common shares granted in 2020.
The amounts in column (e) for 2020 for Ms. Bailey and Messrs. Wilcox and Eakle also include the values of the restricted common shares awarded to them on October 1, 2020 in connection with their respective promotions: (i) 10,000 restricted common shares awarded to Ms. Bailey; (ii) 5,000 restricted common shares awarded to Mr. Wilcox; and (iii) 5,000 restricted common shares awarded to Mr. Eakle. These restricted common shares will vest on October 1, 2023, provided the respective NEO remains employed by Peoples on that date.
GRANTS OF PLAN-BASED AWARDS FOR 2022

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)		(k)	(l)	(m)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($) (4)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)

Charles W. Sulerzyski	—	—	$119,805	$477,750	$716,625	$99,225	$477,750	$716,625	—		—	—	—
	2/9/2022	1/26/2022	—	—	—	—	—	—	14,576	(3)	—	—	$469,493
Kathryn M. Bailey	—	—	$33,000	$131,250	$196,875	$23,625	$93,750	$140,625	—		—	—	—
	2/9/2022	1/26/2022	—	—	—	—	—	—	3,104	(3)	—	—	$99,980
Douglas V. Wyatt	—	—	$28,600	$113,750	$170,625	$20,475	$81,250	$121,875	—		—	—	—
	2/9/2022	1/26/2022	—	—	—	—	—	—	2,949	(3)	—	—	$94,987
Tyler W. Wilcox	—	—	$35,200	$140,000	$210,000	$25,200	$100,000	$150,000	—		—	—	—
	2/9/2022	1/26/2022	—	—	—	—	—	—	3,140	(3)	—	—	$99,980
Jason M. Eakle	—	—	$25,520	$101,500	$152,250	$18,270	$72,500	$108,750	—		—	—	—
	2/9/2022	1/26/2022	—	—	—	—	—	—	2,281	(3)	—	—	$73,471

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(1)Annual cash incentive award potentially available for payment through the annual incentive program if the indicated levels of performance were achieved for the 2022 fiscal year. Refer to the discussion under the caption “2022 Executive Compensation Components - Cash and Equity-Based Incentive Program” of “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS” beginning on page 53 of this Proxy Statement, for additional information regarding the annual incentive program.
(2)Fair value of equity-based grants available for award through the 2022 long-term incentive program under the 2006 Plan if the indicated level of performance was achieved for the 2022 fiscal year. Equity-based incentive awards are denominated in dollars, rather than number of common shares. As a result, the threshold, target and maximum amounts are shown in “dollars” rather than the “number of common shares.” At the time of payout, the fair value of the actual award earned is to be translated into awards of restricted common shares to be settled in common shares delivered under the 2006 Plan. The awards are made after results in respect of the fiscal year’s performance goals have been measured. Refer to the discussion under the caption “2022 Executive Compensation Components - Cash and Equity-Based Incentive Program” of “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS” beginning on page 53 of this Proxy Statement, for additional information regarding grants of equity-based awards.
(3)The number of common shares shown in column (j) reflects the aggregate number of restricted common shares (if any) granted through the 2021 incentive program based upon corporate and individual performance for the 2021 fiscal year, which were approved on January 26, 2022 and granted under the 2006 Plan on February 9, 2022. The fair value of the equity-based incentive awards earned was converted into the number of restricted common shares shown, using the closing price of Peoples common shares on the grant date. All restricted common shares will vest on February 9, 2025 if the NEO remains employed by Peoples or has met Peoples’ definition of retirement or disability on that date. The vesting is also subject to the requirements that Peoples has maintained a well capitalized status under applicable regulatory standards and reported net income for each of the fiscal years comprising the vesting period. The NEO has the right to vote the common shares underlying the restricted common shares and is entitled to receive dividends paid with respect to the underlying common shares at the same level as paid to other shareholders of Peoples; however, the dividends will be subject to the same restrictions on transfer as the restricted common shares with respect to which they were paid or issued.
(4)Fair value of restricted common shares awarded through the 2021 incentive program under the 2006 Plan for the performance achieved in the 2021 fiscal year. These grants were approved on January 26, 2022 and granted on February 9, 2022. At the time of grant, the fair value of the actual equity-based incentive award earned was translated into an award of restricted common shares to be settled in common shares delivered under the 2006 Plan. The awards were made after results achieved in the 2021 fiscal year were measured.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022
The following table provides information relating to the outstanding equity awards held by the NEOs at the end of the 2022 fiscal year. There were no options or SARs held by the NEOs at the end of the 2022 fiscal year. Each individual grant of restricted common shares is shown on a separate line for each NEO. The market value of the stock awards is based on the closing price of Peoples common shares as reported on The Nasdaq Global Select Market® on December 30, 2022 (the last trading day during the 2022 fiscal year), which was $28.25.

(a)	(b)	(c)		(d)	(e)		(f)
		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Charles W. Sulerzyski	2/10/2020	7,256	(1)	$204,982	—		—
	2/9/2021	7,210	(2)	$203,683	—		—
	2/9/2022	14,576	(3)	$411,772			—
	2/8/2023	—		—	18,943	(4)	—
Kathryn M. Bailey	2/10/2020	1,215	(1)	$34,324	—		—
	10/1/2020	10,000	(5)	$282,500	—		—
	2/9/2021	952	(2)	$26,984	—		—
	2/9/2022	3,104	(3)	$87,688	—		—
	2/8/2023	—		—	3,795	(4)	—
Douglas V. Wyatt	2/10/2020	1,519	(1)	$42,912	—		—
	2/9/2021	1,588	(2)	$44,861	—		—
	2/9/2022	2,949	(3)	$83,309	—		—
	2/8/2023	—		—	3,630	(4)	—
Tyler J. Wilcox	2/10/2020	1,215	(1)	$34,324	—		—
	10/1/2020	5,000	(5)	$141,250	—		—
	2/9/2021	1,270	(2)	$35,878	—		—
	2/9/2022	3,104	(3)	$87,688	—		—
	2/8/2023	—		—	3,630	(4)	—
Jason M. Eakle	2/10/2020	911	(1)	$25,736	—		—
	10/1/2020	5,000	(5)	$141,250	—		—
	2/9/2021	952	(2)	$26,984	—		—
	2/9/2022	2,281	(3)	$64,438	—		—
	2/8/2023	—		—	2,970	(4)	—
(1)Represents unvested restricted common shares approved on January 22, 2020 and granted by the Compensation Committee on February 10, 2020 with respect to individual performance for the 2019 fiscal year. These restricted common shares were granted with a three-year “cliff-vesting” period and vested on February 10, 2023 (the third anniversary of the February 10, 2020 grant date).
(2)Represents unvested restricted common shares approved on January 22, 2021 and granted by the Compensation Committee on February 9, 2021 with respect to individual performance for the 2020 fiscal year. These restricted common shares were granted with a three-year “cliff-vesting” period and will vest on the third anniversary of the February 9, 2021 grant date. The vesting on the third anniversary of the February 9, 2021 grant date is also subject to the requirements that the NEO remains employed by Peoples on that date (subject to the vesting requirements for disability and retirement under the terms of the award agreement), and Peoples has maintained a well capitalized status under applicable regulatory standards and reports positive net income for each of the fiscal years comprising the vesting period. If these performance goals are not met with respect to any fiscal year, one-third of the restricted common shares will not vest.
(3)Represents unvested restricted common shares approved on January 26, 2022 and granted by the Compensation Committee on February 9, 2022 with respect to individual performance for the 2021 fiscal year. These restricted common shares were granted with a three-year “cliff-vesting” period and will vest on the third anniversary of the February 9, 2022 grant date. The

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vesting on the third anniversary of the February 9, 2022 grant date is also subject to the requirements that the NEO remains employed by Peoples on that date (subject to the vesting requirements for disability and retirement under the terms of the award agreement), and Peoples has maintained a well capitalized status under applicable regulatory standards and reports positive net income for each of the fiscal years comprising the vesting period. If these performance goals are not met with respect to any fiscal year, one-third of the restricted common shares will not vest.
(4)Represents unvested restricted common shares approved on January 26, 2023 and granted by the Compensation Committee on February 8, 2023 with respect to individual performance for the 2022 fiscal year. The restricted common shares were considered “unearned” as they were not granted until after the end of the 2022 fiscal year. These restricted common shares were granted with a three-year “cliff-vesting” period and will vest on the third anniversary of the February 8, 2023 grant date. The vesting on the third anniversary of the February 8, 2023 grant date is also subject to the requirements that the NEO remains employed by Peoples on that date (subject to the vesting requirements for disability and retirement under the terms of the award agreements), and Peoples has maintained a well capitalized status under applicable regulatory standards and reports positive net income for each of the fiscal years comprising the vesting period. If these performance goals are not met with respect to any fiscal year, one-third of the restricted common shares will not vest.

(5)Represents restricted common shares granted on October 1, 2020 in connection with the NEO’s promotion. These restricted common shares were granted with a three year “cliff-vesting” period and will vest on the third anniversary of the October 1, 2020 grant date. The vesting on the third anniversary of the grant date is also subject to the requirement that the NEO remains employed by Peoples on that date.
OPTION EXERCISES AND STOCK VESTED FOR 2022
The following table provides information for the NEOs relating to restricted common shares that vested during the 2022 fiscal year, including the number of common shares acquired upon vesting and the value realized. No options or SARs were exercised by any of the NEOs during the 2022 fiscal year.

(a)	(b)	(c)
	Stock Awards
Name	Number of Common Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Charles W. Sulerzyski	11,180	$364,803
Kathryn M. Bailey	1,552	$50,642
Douglas V. Wyatt	3,105	$101,316
Tyler J. Wilcox	1,708	$55,732
Jason M. Eakle	1,552	$50,642

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PENSION BENEFITS FOR 2022
The table below shows the actuarial present value of accumulated benefits payable to each of the NEOs participating in the Retirement Plan as well as the number of years of service credited to each such NEO. The actuarial present value of accumulated benefits payable was determined using interest rate and mortality rate assumptions consistent with those used in Peoples’ Consolidated Financial Statements, as disclosed in “Note 12 Employee Benefit Plans” of the Notes to the Consolidated Financial Statements filed as part of Item 8 FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA of Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Information regarding the terms of the Retirement Plan applicable to the NEOs who are participants in the Retirement Plan can be found in the discussion under the caption “Retirement and Other Benefits” of “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS” beginning on page 58 of this Proxy Statement.

(a)	(b)	(c)	(d)	(e)
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Charles W. Sulerzyski (1)	Retirement Plan	—	—	—
Kathryn M. Bailey (1)	Retirement Plan	—	—	—
Douglas V. Wyatt (1)	Retirement Plan	—	—	—
Tyler J. Wilcox	Retirement Plan	2	$3,998	—
Jason M. Eakle	Retirement Plan	2	$1,117	—
(1)Mr. Sulerzyski, Ms. Bailey and Mr. Wyatt were employed by Peoples after the Retirement Plan was closed to new entrants and, therefore, are not and will not be participants in the Retirement Plan.
NON-QUALIFIED DEFERRED COMPENSATION FOR 2022
The following table provides information regarding the NQDC Plan. Participation in the NQDC Plan is limited to a select group of management and highly-compensated employees designated annually by the Compensation Committee. The NQDC Plan is an unfunded arrangement and is intended to be exempt from the participation, vesting, funding and fiduciary requirements set forth in Title I of the Employee Retirement Income Security Act of 1974. Participants may elect to defer base salary, other cash payments including non-equity incentive payments, over-time and bonus cash payments (excluding sign-on bonuses), commissions, referral fees, draws against commission in excess of commission earned, holiday, vacation, paid-time-off payments and payments made under the short-term disability plan. After the applicable deadline, a deferral election is irrevocable for that plan year unless otherwise permitted under the NQDC Plan. Generally, a participant must submit a deferral election by December 31 of the year before services are to be performed. The deferred compensation, if any, is credited to a bookkeeping account maintained on behalf of the participant. The participant is fully vested in the bookkeeping account which will be credited with earnings and losses based on the performance of the deemed investment selections made by the participant for the bookkeeping account. The Compensation Committee determines the deemed investments with which participants may direct that their bookkeeping accounts be credited.
Peoples may make discretionary contributions to participants’ bookkeeping accounts in such amount that would have been made pursuant to Peoples’ 401(k) Plan as matching contributions if all amounts selected to be deferred by participants under the NQDC Plan had been deferred under Peoples’ 401(k) Plan. Any such discretionary contributions will be credited to the participants’ bookkeeping accounts each pay period with respect to compensation deferred in that pay period and will vest in accordance with the vesting schedule under Peoples’ 401(k) Plan, provided that the discretionary contribution amounts will become fully vested in the event of a participant’s retirement (as defined in the NQDC Plan) or death, voluntary termination or involuntary termination without cause and will be forfeited if a participant is terminated for cause.

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The amount reflected in a participant’s bookkeeping account attributable to a participant's contributions for services performed prior to December 31, 2022, will be distributed in a single lump-sum payment on the January 1 immediately following the participant’s separation from service, unless the participant had made an initial deferral election under the NQDC Plan and elected to receive distribution of the participant’s account in up to ten substantially equal annual installments beginning on the January 1 immediately following the participant’s separation from service and on each January 1 thereafter. Effective September 1, 2022, a participant may elect the time and form of payment that will apply to a portion of the participant's bookkeeping account. The election must be made within the first 30 days of NQDC Plan eligibility for contributions to be credited for services performed during the first year of eligibility and by December 31 of each year in connection with contributions to be credited for services performed in the following year. Participants may elect the payment trigger, either: separation from service, or a specified year that is at least three years after the year in which the services are performed (but, if the participant has a separation from service before the start of the specified year, the applicable portion of the participant's account will be paid beginning in January of the year following the year in which the separation from service occurs). Participants may also elect the payment form, either a lump sum or installments. The number of installments that can be elected depends on whether the payment trigger is a specified year (in which case the participant can elect for annual installments to be paid over two to five years) or termination of employment (in which case the participant can elect for annual installments to be paid over two to ten years). This means that different portions of a participant's bookkeeping account may be payable at different times and in different forms.
If a participant dies before distribution has begun of the amount reflected in the participant’s bookkeeping account or complete distribution has been made of the amount reflected in the participant’s bookkeeping account, then the amount reflected in the participant’s bookkeeping account will be distributed to the participant’s beneficiary within 90 days after the participant’s death. If a participant qualifies as a “specified employee” for purpose of Internal Revenue Code Section 409A on the date of his or her separation from service, distributions from the participant’s bookkeeping account will be delayed until the first business day of the seventh month following the date of his or her separation from service. The first payment to be made after such delay will include the cumulative amount, if any, of any amounts which would have otherwise been paid in accordance with the participant’s election. The 2022 eligibility criteria for participation in the NQDC Plan required participants to have (i) either 2021 gross compensation of at least $200,000, or annualized 2022 current year base salary of at least $200,000 and (ii) an officer title of Vice President or higher at Peoples or any of its affiliates. Each of the NEOs met these criteria. Ms. Bailey and Messrs. Sulerzyski, Wyatt and Wilcox elected to participate in the NQDC Plan during 2022.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Name of Plan	Executive Contributions in Last Fiscal Year ($) (1)	Registrant Contributions in Last Fiscal Year ($) (2)	Aggregate Earnings in Last Fiscal Year ($) (3)	Aggregate Withdrawals/ Distributions ($) (4)	Aggregate Balance at Last Fiscal Year-End ($) (5)
Charles W. Sulerzyski	NQDC Plan	$56,860	$50,810	($81,333)	($3,751)	$673,302
Kathryn M. Bailey	NQDC Plan	$6,500	$8,188	($239)	($24)	$14,424
Douglas V. Wyatt	NQDC Plan	$3,100	$7,325	($2,607)	($96)	$23,985
Tyler J. Wilcox	NQDC Plan	$37,500	$6,750	($6,814)	($205)	$51,434
Jason M. Eakle	NQDC Plan (6)	—	—	—	—	—
(1)The amount reported represents the aggregate amount deferred by each participant under the NQDC Plan for compensation earned during the 2022 fiscal year and contributed to the NQDC Plan. These amounts are included in “Salary” and/or “Non-Equity Incentive Plan Compensation” for 2022 in the “SUMMARY COMPENSATION TABLE FOR 2022” beginning on page 65 of this Proxy Statement.
(2)The amount reported represents the matching contribution made by Peoples to each participant’s account, pursuant to the NQDC Plan. These matching contributions were made per pay period. These amounts are included in “All Other Compensation" for 2022 in the “SUMMARY COMPENSATION TABLE FOR 2022” beginning on page 65 of this Proxy Statement.
(3)The amounts reported represent the aggregate annual earnings (determined in accordance with the applicable SEC rules) accrued during the 2022 fiscal year, which represented the net decrease in the NEO's account balance during the 2022 fiscal year that is not attributable to contributions, withdrawals or distributions, during the 2022 fiscal year. The amounts in this column are not reported in the “SUMMARY COMPENSATION TABLE FOR 2022” beginning on page 65 of this Proxy Statement, as they are not "above market" or "preferential" earnings for purposes of the applicable SEC rules.

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(4)The amounts reported represent fees paid for record keeping and administration of the NQDC Plan and allocated to the bookkeeping account of each participant.
(5)The amounts reported represent the accumulated total of executive contributions, company discretionary contributions and aggregate net earnings less aggregate withdrawals under the NQDC Plan for each participant. The following amounts are included in the aggregate balance as of December 31, 2022 and were previously reported as compensation to the NEOs in the Summary Compensation Tables for the fiscal years the respective NEOs participated in the NQDC Plan: (a) Mr. Sulerzyski - $673,302; (b) Ms. Bailey $14,424; (c) Mr. Wyatt - $23,985; and (d) Mr. Wilcox - $51,434.
(6) Mr. Eakle was eligible but did not participate in the NQDC Plan during the 2022 fiscal year.
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of Peoples. Peoples' CEO (Mr. Sulerzyski) is our principal executive officer. For further information concerning Peoples' variable pay-for-performance philosophy and how Peoples aligns executive compensation with Peoples' performance, refer to “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS” beginning on page 42 of this Proxy Statement.

Pay Versus Performance Table for 2022
Fiscal Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Average Summary Compensation Table Total for Other NEOs (3)	Average Compensation Actually Paid to Other NEOs (4)	Value of Initial Fixed $100 Investment Based On		Net Income (7)	Pre-Tax Pre-Provision Diluted Earnings per Share (8)
					Total Shareholder Return (5)	Peer Group Total Shareholder Return (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$1,877,419	$1,815,682	$551,003	$529,297	$94.87	$110.57	$101,292,000	$4.48
2021	$1,461,456	$1,623,660	$452,307	$510,614	$101.62	$114.42	$47,555,000	$2.63
2020	$1,227,156	$1,057,809	$474,069	$472,925	$82.73	$84.43	$34,767,000	$3.49
(1)The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Sulerzyski (our CEO) for each corresponding year in the “Total” column of the “Summary Compensation Table for 2022" beginning on page 65 of this Proxy Statement.”
(2)The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Sulerzyski, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Sulerzyski during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Sulerzyski’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for CEO	Reported Value of Equity Awards (a)	Equity Award Adjustments (b)	Reported Change in the Actuarial Present Value of Pension Benefits (c)	Pension Benefit Adjustments	Compensation Actually Paid to CEO
2022	$1,877,419	$(469,493)	$407,756	—	—	$1,815,682
2021	$1,461,456	$(226,971)	$389,175	—	—	$1,623,660
2020	$1,227,156	$(238,795)	$69,448	—	—	$1,057,809
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column for the applicable year in the "Summary Compensation Table for 2022" beginning on page 65 of this Proxy Statement.
(b)The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the applicable year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior fiscal years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior fiscal years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior fiscal years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value

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at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(c)The amounts included in this column are the amounts, if any, reported in “Change in Pension and Nonqualified Deferred Compensation” column for each applicable year of the "Summary Compensation Table for 2022" beginning on page 65 of this Proxy Statement. Mr. Sulerzyski has never participated in the Retirement Plan.
(3)The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Sulerzyski, who has served as our CEO since 2011) in the “Total” column in each applicable year of the "Summary Compensation Table for 2022" beginning on page 65 of this Proxy Statement. The names of each of the NEOs (excluding Mr. Sulerzyski) included for purposes of calculating the average amounts in all years presented are as follows: Kathryn M. Bailey, Douglas V. Wyatt, Tyler J. Wilcox and Jason M. Eakle. In addition, John C. Rogers, who served as Executive Vice President, Chief Financial Officer and Treasurer in 2020 until September 30, 2020, is included for 2020.
(4)The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Sulerzyski), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Sulerzyski) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Sulerzyski) for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Other NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefit Adjustments	Average Compensation Actually Paid to Other NEOs
2022	$551,003	$(92,104)	$70,408	$(10)	—	$529,297
2021	$452,307	$(37,477)	$95,792	$(8)	—	$510,614
2020	$474,069	$(120,988)	$119,864	$(20)	—	$472,925
(5)Cumulative total shareholder return ("TSR") is calculated by dividing the sum of the cumulative amount of dividends for the measurement period (determined in accordance with Item 402(v) of SEC Regulation S-K), assuming dividend reinvestment, and the difference between Peoples' common share price at the end and the beginning of the measurement period by Peoples' common share price at the beginning of the measurement period.
(6)Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each measurement period for which a return is indicated. The peer group used for 2020 is the list of companies identified in the section "EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS" of Peoples' Proxy Statement for the Annual Meeting of Shareholders held on April 22, 2021. The peer group used for 2021 is the list of companies identified in the section "EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS" of Peoples' Proxy Statement for the Annual Meeting of Shareholders held on April 28, 2022. The peer group used for 2022 is the 2022 Peer Group.
(7)The dollar amounts reported represent the amount of net income reported in Peoples' audited financial statements for the applicable year.
(8)As defined in the section “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS" beginning on page 42 of this Proxy Statement.
Financial Performance Measures
As described in greater detail in “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS” beginning on page 42 of this Proxy Statement, Peoples' executive compensation programs are designed to incentivize sound and fundamental growth and profitability, which will lead to improved returns to shareholders. We take into account both the absolute performance of Peoples, as well as the relative improvement in the performance of Peoples during any given time period. The most important financial measures used by Peoples to link executive compensation actually paid to the NEOs, for the most recently completed fiscal year, to Peoples' performance are as follows:
•Pre-Tax/Pre-Provision Return on Average Assets ("PTPP ROAA")
•Efficiency Ratio

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•Pre-Tax/Pre-Provision Diluted Earnings Per Common Share ("PTPP EPS")
•Net Charge-Offs as a Percentage of Average Total Loans
Analysis of Information Presented in the Pay Versus Performance Table
In accordance with Item 402(v) of Regulation S-K, Peoples is providing the following descriptions of the relationships between information presented in the "Pay Versus Performance Table."
Compensation Actually Paid and Cumulative TSR
As demonstrated by the following graph, the compensation actually paid to Mr. Sulerzyski and the average compensation actually paid to the NEOs as a group (excluding Mr. Sulerzyski) was directionally aligned with Peoples' cumulative TSR between 2020 and 2021, but was not directionally aligned between 2021 and 2022. The alignment between 2020 and 2021 was due in part to the fact that a meaningful portion of compensation actually paid to Mr. Sulerzyski and to the other NEOs was comprised of equity awards. Peoples' strong cumulative TSR in 2021 compared to 2020 had the effect of increasing the value of the equity award component of compensation actually paid to Mr. Sulerzyski and the other NEOs for 2021. The misalignment between 2021 and 2022 was due to the fact that Peoples' cumulative TSR in 2022 did not reflect the strong improvement in the financial performance measures in 2022 that drove executive compensation that year, a trend similarly impacting the stock prices of the 2022 Peer Group and other financial institutions. Although the value of the equity awards component of compensation actually paid for 2022 declined as a result of the lower cumulative TSR, the reduction was more than offset by the increased amount of compensation driven by the improved financial performance measures listed above.

Compensation Actually Paid and Cumulative TSR
Compensation Actually Paid
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
TSR
$160
$120
$80
$40
$0
$82.73
$101.62
$94.87
2020
2021
2022
CEO
Average for Other NEOs
TSR

Compensation Actually Paid and Net Income
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Sulerzyski and the average amount of compensation actually paid to the NEOs as a group (excluding Mr. Sulerzyski) was directionally aligned with Peoples' net income over the three years presented. While Peoples does not use net income as a performance measure in its executive compensation program, the measure of net income is correlated with the measures of PTPP EPS, PTPP ROAA and the efficiency ratio, which Peoples does use in setting performance goals for executive compensation.

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Compensation Actually Paid and Net Income
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Compensation Actually Paid
$160
$120
$80
$40
$0
Net Income (millions)
$34.8
$47.6
$101.3
2020
2021
2022
CEO
Average for Other NEOs
Net Income

Compensation Actually Paid and Pre-Tax/Pre-Provision Diluted Earnings Per Common Share
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Sulerzyski and the average amount of compensation actually paid to Peoples' NEOs (excluding Mr. Sulerzyski) was not directionally aligned with Peoples' PTPP EPS between 2020 and 2021, but was aligned between 2021 and 2022. The misalignment between 2020 and 2021 is explained by the fact that Peoples incurred significant acquisition-related expenses in 2021 that were excluded from actual results that year in determining the level of achievement with respect to the financial performance measures, including PTPP EPS, that drove executive compensation for 2022. As disclosed in the section “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS” of Peoples' Proxy Statement for the Annual Meeting of Shareholders held on April 28, 2022, Peoples' PTPP EPS, when adjusted for acquisition-related expenses, was $3.60 in 2021. Using this adjusted PTPP EPS instead of actual PTPP EPS for 2021 would have resulted in directional alignment between 2020 and 2021.

Compensation Actually Paid and Pre-Tax/Pre-Provision Diluted Earnings Per Common Share
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Compensation Actually Paid
$6
$5
$4
$3
$2
Pre-Tax Pre-Provision Diluted Earnings per Share
$3.49
$2.63
$4.48
2020
2021
2022
CEO
Average for Other NEOs
Pre-Tax Pre-Provision Diluted Earnings per Share

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Cumulative TSR of Peoples and Cumulative TSR of the 2022 Peer Group
As demonstrated by the following graph, Peoples cumulative TSR in each of the three years presented fell short of that of the peer group used for benchmarking executive compensation. The peer group used for 2020 is the list of companies identified in the section "EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS" of Peoples' Proxy Statement for the Annual Meeting of Shareholders held on April 22, 2021. The peer group used for 2021 is the list of companies identified in the section "EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS" of Peoples' Proxy Statement for the Annual Meeting of Shareholders held on April 28, 2022. The peer group used for 2022 is the 2022 Peer Group as defined in the section “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS” beginning on page 42 of this Proxy Statement.

Company TSR vs Peer Group TSR
$120.00
$110.00
$100.00
$90.00
$80.00
Cumulative TSR
(value of initial $100 investment)
$114.42
$110.57
$101.62
$94.87
$84.43
$82.73
2020
2021
2022
Peoples TSR
2022 Peer Group TSR

OTHER POTENTIAL POST-EMPLOYMENT PAYMENTS
The amount of compensation payable to each NEO upon voluntary termination, early retirement, normal retirement, involuntary not-for-cause termination, for cause termination, termination following a change in control of Peoples and termination in the event of the death or disability of the NEO is described below.
An NEO participating in the NQDC Plan is fully vested at all times in the portion of the participant’s bookkeeping account attributable to compensation deferred by the participant and any deemed earnings on such amounts. The portion of the participant’s bookkeeping account attributable to discretionary contributions from Peoples and any deemed earnings on the investment of the discretionary contributions will become fully vested in the event of the participant’s retirement (as defined in the NQDC Plan), death, voluntary termination or involuntary termination without cause and will be forfeited if the participant is terminated for cause.
Payments Made Upon Termination of Employment
Regardless of the manner in which an NEO’s employment terminates, including termination for cause with the exception noted below, the NEO is entitled to receive amounts earned during the NEO’s term of employment. These amounts are not included in the table below. Such amounts would include:
•all vested equity-based awards earned through the long-term equity-based incentive compensation programs;
•the balance of the NEO’s account in Peoples’ 401(k) Plan;

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•the balance credited to the NEO’s bookkeeping account in the NQDC Plan, if the NEO is a participant in the NQDC Plan, in the event employment terminates other than for cause (this amount as of December 31, 2022 is included in the table in the section captioned “NON-QUALIFIED DEFERRED COMPENSATION FOR 2022” beginning on page 70 of this Proxy Statement and shown in the “Aggregate Balance at Last Fiscal Year-End” column);
•pay out of unused paid time off, commensurate with the length of service in the current calendar year, except in the event of voluntary termination or termination for cause; and
•the amount accrued and vested under the NEO’s account in the Retirement Plan, if the NEO is a participant in the Retirement Plan. This amount is included in the table in the section captioned “PENSION BENEFITS FOR 2022” on page 70 of this Proxy Statement and shown in the “Present Value of Accumulated Benefit” column. Both Messrs. Wilcox and Eakle have met the five or more years of service requirement and would be paid the respective amounts shown for them upon any termination of employment.
Payments Made Upon Retirement
In the event of the retirement of an NEO (whether normal or early), in addition to the items identified above, the NEO would receive unvested grants of restricted common shares under the 2006 Plan would vest and become transferable to the NEO upon attainment of the performance goals specific to the respective grants.
For purposes of the Retirement Plan, retirement may occur at the age of 65 (normal retirement) or at the age of 50 if the executive officer has at least ten years of service with Peoples (early retirement), or at such other age or after such other number of years of service as the Compensation Committee determines to be appropriate.
For purposes of the 2006 Plan, retirement may occur at the age of 62 if the NEO has at least five years of service.
Payments Made Upon Death or Disability
In the event of the death or disability of an NEO, in addition to the benefits listed under the headings “Payments Made Upon Termination of Employment” and “Payments Made Upon Retirement” above, the NEO would also receive benefits under Peoples’ disability plan or the NEO’s beneficiary would also receive payments under the Peoples Bancorp Group Term Life Insurance Plan and under the BOLI benefit, as applicable. In the event of death of an NEO, a portion of the unvested restricted common shares under the 2006 Plan subject to performance goals, determined by multiplying the number of such restricted common shares by a fraction, the numerator of which is the number of whole months elapsed during the performance period prior to the NEO's death, and the denominator of which is the number of months in the performance period, will immediately vest and the remainder would be forfeited. In the event of death of an NEO, any unvested time-based restricted common shares under the 2006 Plan will immediately vest. In the event of disability of an NEO, unvested grants of restricted common shares under the 2006 Plan would vest and become transferable upon attainment of the performance goals specific to the respective grants.
Payments Made Upon a Change in Control
In the event of a change in control where the surviving entity is not Peoples and the surviving entity (the “acquiror”) does not assume or substitute equivalent awards for outstanding awards of restricted common shares, all such outstanding restricted common shares would become immediately and fully vested. Additionally, the Board or its designee may, in its sole discretion, provide for a cash payment to be made to each participant for the outstanding restricted common shares upon the consummation of the change in control, determined on the basis of the fair market value that would be received in such change in control by the holders of Peoples common shares underlying such awards.
In the event of a change in control where Peoples is the surviving entity, or the acquiror assumes the outstanding restricted common shares or substitutes equivalent equity awards relating to the securities of such acquiror or its affiliates, then all such awards or substitutes would remain outstanding and be governed by their respective terms and the provisions of the 2006 Plan. In such a change in control scenario:
•If an NEO is terminated without cause or terminates his or her employment with Peoples and our subsidiaries and/or the acquiror for good reason within 24 months following the change in control, then all of the NEO’s outstanding restricted common shares would become immediately and fully vested; and

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•If an NEO’s employment is terminated for cause within 24 months following such change in control, then any restricted common shares which have not yet vested would be forfeited, and all rights under such awards would terminate immediately.
We have entered into change in control agreements with each of the NEOs. Under the change in control agreements, a change in control occurs when one or more of the following events take place:
•a “person” or “group” (as defined in Section 409A) acquires ownership of shares of Peoples that, together with shares held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the shares of Peoples;
•any person or group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group) ownership of shares of Peoples possessing 35% or more of the total voting power of the shares of Peoples;
•a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date that such appointments or elections are made; or
•any person or group acquires (or has acquired), during the 12-month period ending on the date of the most recent acquisition by such person or group, assets from Peoples that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of Peoples immediately prior to such acquisition or acquisitions.
Generally, the change in control agreements provide for severance compensation to an NEOs if the NEO's employment is terminated by Peoples or its successor for any reason other than cause (defined as gross negligence or gross neglect of duties; commission of a felony or a gross misdemeanor involving moral turpitude in connection with the NEO's employment with Peoples; fraud, disloyalty, dishonesty or willful violation of any law or significant policy of Peoples committed in connection with the NEO's employment with Peoples; or issuance of an order by the banking regulators of Peoples for removal of the NEO) within six months prior to or 24 months after a defined change in control occurs. In addition, compensation will be paid if the NEO voluntarily terminates employment during the same periods because of: (i) the assignment to the NEO of any material duties or responsibilities inconsistent with the NEO’s position(s), or a change in the NEO’s reporting responsibilities, title(s), or office(s), or any removal of the NEO from or any failure to re-elect the NEO to any such position(s), except in connection with the NEO’s termination of employment for cause, disability, retirement, or as a result of the NEO’s death; (ii) a reduction in the NEO’s base salary; (iii) the taking of any action by Peoples or its successor which would adversely affect the NEO’s participation in or materially reduce the NEO’s benefits under any benefit plans; (iv) any failure of Peoples to obtain the assumption of the agreement by any successor; or (v) geographic relocation of the NEO to an office location more than 50 miles from the NEO’s then current location without the NEO’s consent or without reimbursement of reasonable moving expenses incurred by the NEO relating to a change of the NEO’s principal residence in connection with relocation.
For Mr. Sulerzyski, the base annual compensation for purposes of his change in control agreement would be calculated as the average annualized compensation paid by Peoples which was includable in gross income, prior to any reductions for deferred arrangements, during the most recent five taxable years ending before the date of the change in control, subject to certain adjustments in the event that Section 280G of the Internal Revenue Code is triggered.
Peoples changed the method of determining severance compensation for change in control agreements entered into beginning in 2016. For each of the NEOs, except Mr. Sulerzyski, the base annual compensation for purposes of his or her respective change in control agreement is the sum of (a) his or her annualized monthly base salary, payable by Peoples for the calendar year in which the date of the change in control occurs, plus (b) the average annualized awards payable to him or her under Peoples’ annual cash incentive program with respect to the most recent three calendar years ended before the date of the change in control, subject to certain adjustments in the event that Section 280G of the Internal Revenue Code is triggered. If an NEO has worked for Peoples for less than three years, the average annualized awards payable to him or her under Peoples’ annual cash incentive program would be calculated in accordance with the provisions of the NEO’s change in control agreement.
Under the change in control agreements, severance provisions include: (i) a lump-sum cash payment of two times base annual compensation for each of the NEOs except for Mr. Sulerzyski, and two and one-half times base annual

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compensation for Mr. Sulerzyski, in each case payable within 30 days following the NEO’s termination date with such payment delayed until the first business day of the seventh month following the NEO’s termination date if the NEO is a “specified employee” for purposes of Section 409A on NEO’s termination date; (ii) continuing participation in life, medical, and dental insurance for 12 months (15 months in the case of Mr. Sulerzyski) in substantially the same form and expense to the NEO as that received on the date of termination; (iii) the NEO agreeing not to disclose to others any confidential information; and (iv) the NEO entering into a non-compete agreement for 12 months (15 months for Mr. Sulerzyski) immediately following the date of termination. The non-compete provision prohibits the NEO from directly or indirectly engaging in any business in which Peoples directly or indirectly engages during the term of the NEO’s change in control agreement, within the geographic market as delineated on the NEO’s termination date in the Community Reinvestment Act Statement of Peoples Bank.
The following table summarizes payments which would have been made and benefits that would have been provided to each of the NEOs with respect to previously unvested cash-based awards and unvested equity-based awards as well as under the terms of such NEO's change in control agreement if a termination event had occurred on December 31, 2022. Actual amounts to be paid out or provided can only be determined at the time of an NEO’s actual separation from service with Peoples. Please refer to the discussion under the headings “Payments Made Upon Termination of Employment,” “Payments Made Upon Retirement” and “Payments Made Upon Death or Disability” for the other payments that would have been made and benefits that would have been provided to the NEOs identified in the following table if such a termination event had occurred on December 31, 2022.

Compensation & Benefits Payable Upon Termination	Voluntary Termination (1)	Disability (2)	Retirement	Involuntary Not for Cause Termination or For Cause Termination	CIC Involuntary or Good Reason Termination	Death (3)
Charles W. Sulerzyski
2.5 times Base Annual Compensation	—	—	—	—	$2,555,904	—
Welfare Plan Benefits (4)	—	—	—	—	$25,354	—
Value of Unvested Restricted Common Shares	$820,347	$820,437	$820,437	—	$820,437	$450,728
Reduction in Payment (5)	—	—	—	—	($334,612)	—
Total	$820,437	$820,437	$820,437	—	$3,067,083	$450,728
Kathryn M. Bailey
2.0 times Base Annual Compensation	—	—	—	—	$803,333	—
Welfare Plan Benefits (4)	—	—	—	—	$864	—
Value of Unvested Restricted Common Shares	—	$431,406	—	—	$431,406	$359,383
Reduction in Payment (5)	—	—	—	—	($432,631)	—
Total	—	$431,406	—	—	$802,972	$359,383
Douglas V. Wyatt
2.0 times Base Annual Compensation	—	—	—	—	$827,667	—
Welfare Plan Benefits (4)	—	—	—	—	$22,777	—
Value of Unvested Restricted Common Shares	—	$171,082	—	—	$171,082	$94,815
Total	—	$171,082	—	—	$1,021,526	$94,815
Tyler J. Wilcox
2.0 times Base Annual Compensation	—	—	—	—	$778,333	—
Welfare Plan Benefits (4)	—	—	—	—	$22,777	—
Value of Unvested Restricted Common Shares	—	$299,139	—	—	$299,139	$223,613
Reduction in Payment (5)	—	—	—	—	($244,539)	—
Total	—	$299,139	—	—	$855,710	$223,613
Jason M. Eakle
2.0 times Base Annual Compensation	—	—	—	—	$626,667	—
Welfare Plan Benefits (4)	—	—	—	—	$22,634	—
Value of Unvested Restricted Common Shares	—	$258,318	—	—	$258,318	$202,595
Reduction in Payment (5)	—	—	—	—	($358,195)	—
Total	—	$258,318	—	—	$549,424	$202,595

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(1)Mr. Sulerzyski met the definition of retirement according to the restricted common share awards granted in 2020, 2021 and 2022 and would have received accelerated vesting for these awards had he elected early retirement on December 31, 2022. The vested restricted common share awards will become transferable upon attainment of the associated performance goals.
(2)Unvested restricted common shares vest upon disability, and the vested restricted common share awards will become transferable upon attainment of the associated performance goals.
(3)For unvested restricted common shares granted on or after February 2, 2018, a portion of the unvested restricted common shares subject to performance goals, determined by multiplying the number of common shares underlying such restricted common shares by a fraction, the numerator of which is the number of the whole months elapsed during the performance period prior to the NEO’s death, and the denominator of which is the number of months in the performance period, will immediately vest. Any unvested time-based restricted common shares will immediately vest.
(4)Under the terms of their respective change in control agreements, the NEOs continue to participate in life, medical and dental insurance during the term of their respective non-compete agreements -- 15 months for Mr. Sulerzyski and 12 months for the other NEOs.
(5)In the event any payments to the NEOs would exceed the amount that could be received without the imposition of an excise tax under Section 4999 of the Internal Revenue Code, the payments would be reduced to the extent necessary to ensure that such payments would be limited to the greater of (i) the dollar amount which could be paid to the NEO without triggering an excise tax under Section 4999 of the Internal Revenue Code, or (ii) the greatest after-tax amount payable to the NEO after taking into account any excise tax imposed under Section 4999 of the Internal Revenue Code on the total payments.
Mr. Sulerzyski, Ms. Bailey, Mr. Wilcox and Mr. Eakle would have been the NEOs to whom payments would have triggered an excise tax under Section 4999 of the Internal Revenue Code in the hypothetical situation described in the preceding paragraph. In this case, option (i) as described in the preceding paragraph would have resulted in the greatest after-tax amount and, as such, the payments would have been reduced in order to avoid triggering the excise tax. The amount shown is the amount by which the payments would have been reduced.
EQUITY COMPENSATION PLAN INFORMATION
The table below provides information as of December 31, 2022, with respect to compensation plans under which common shares of Peoples are authorized for issuance to directors, officers or employees in exchange for consideration in the form of goods or services. These compensation plans include:
i.the Peoples Bancorp Inc. Third Amended and Restated 2006 Equity Plan (the "2006 Equity Plan");
ii.the Peoples Bancorp Inc. Third Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries (the "Directors' Deferred Compensation Plan"); and
iii.the Peoples Bancorp Inc. Employee Stock Purchase Plan (the "ESPP").
All of these compensation plans were approved by the shareholders of Peoples.

Plan Category	(a) Number of common shares to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights		(c) Number of common shares remaining available for future issuance under equity compensation plans (excluding common shares reflected in column (a))
Equity compensation plans approved by shareholders	483,923	(1)	—	(2)	544,686	(3)
Total	483,923		—		544,686
(1)Includes an aggregate of 434,397 restricted common shares subject to time-based or performance-based vesting restrictions granted under the 2006 Equity Plan, and 49,526 common shares allocated to participants' bookkeeping accounts under the Directors' Deferred Compensation Plan.
(2)The weighted-average exercise price does not take into account the common shares allocated to participants' time-based or performance-based restricted common share awards granted under the 2006 Equity Plan or bookkeeping accounts under the Directors' Deferred Compensation Plan.

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(3)Includes 365,813 common shares remaining available for future grants under the 2006 Equity Plan at December 31, 2022, as well as 178,873 common shares remaining available for issuance and delivery under the ESPP. No amount is included for potential future allocations to participants' bookkeeping accounts under the Directors' Deferred Compensation Plan since the terms of the Directors' Deferred Compensation Plan do not provide for a specified limit on the number of common shares which may be allocated to participants' bookkeeping accounts
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Each of Tara M. Abraham, S. Craig Beam, Brooke W. James, Susan D. Rector, Frances A. Skinner and Michael N. Vittorio served as a member of the Compensation Committee of the Board throughout the 2022 fiscal year, and each continues to so serve. None of these individuals has been an officer or an employee of Peoples or any of our subsidiaries. Each of the current members of the Compensation Committee qualified as an independent director under the applicable NASDAQ Rules while each individual served on the Compensation Committee during the 2022 fiscal year, and each of the current members of the Compensation Committee continues to so qualify. During the 2022 fiscal year, Peoples Bank entered into banking transactions (including deposit, trust or other banking services and/or loans and loan commitments) with certain members of the Compensation Committee, with members of their respective immediate families and with corporations and organizations as to which Compensation Committee members serve as executive officers or beneficially own more than 10% of the equity securities. These transactions were in the ordinary course of their respective businesses and in compliance with the applicable federal and state laws and regulations. It is expected that similar banking transactions will be entered into in the future. Any loans to these persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates charged and collateral required, as those prevailing at the time for comparable loans with persons not related to Peoples or Peoples Bank, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features to Peoples or Peoples Bank. In addition, as of the date of this Proxy Statement, none of the loans described in this paragraph have been or would be disclosed as past due, nonaccrual or troubled debt restructurings in Peoples’ consolidated financial statements. During the 2022 fiscal year, no executive officer of Peoples served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that had one or more executive officers serving on the Board of Peoples or on the Compensation Committee.
PROPOSAL NUMBER 3: APPROVAL OF THE PEOPLES BANCORP INC. FOURTH AMENDED AND RESTATED 2006 EQUITY PLAN
General
Upon the recommendation of the Compensation Committee, on February 23, 2023, the Board adopted the Peoples Bancorp Inc. Fourth Amended and Restated 2006 Equity Plan (the “Fourth A&R 2006 Plan”), subject to approval by Peoples’ shareholders. The Peoples Bancorp Inc. 2006 Equity Plan (the “Original 2006 Plan”) was originally adopted on February 9, 2006 by the Board and approved by Peoples’ shareholders on April 13, 2006. The Original 2006 Plan was subsequently amended by the Board on June 8, 2006 and February 8, 2007 and was further amended and restated in the form of the Peoples Bancorp Inc. Amended and Restated 2006 Equity Plan (the “A&R 2006 Plan”) effective December 11, 2008. The A&R 2006 Plan was amended and restated in the form of the Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan (the “Second A&R 2006 Plan”), which was adopted by the Board on February 28, 2013 and approved by Peoples’ shareholders on April 25, 2013. The Second A&R 2006 Plan was amended by the Board on January 25, 2018. The Second A&R 2006 Plan was amended and restated in the form of the Peoples Bancorp Inc. Third Amended and Restated 2006 Equity Plan (the “Third A&R 2006 Plan”), which was adopted by the Board on January 25, 2018 and approved by Peoples’ shareholders on April 26, 2018. The Third A&R 2006 Plan was amended by the Board on January 26, 2023. The Fourth A&R 2006 Plan will become effective upon the approval thereof by Peoples’ shareholders (the “Fourth Restatement Effective Date”).
The Fourth A&R 2006 Plan makes the following changes to the material terms of the Third A&R 2006 Plan:
a.Provides that, subject to adjustment under the terms of the Fourth A&R 2006 Plan, the number of common shares that may be issued under the Fourth A&R 2006 Plan after the Fourth Restatement Effective Date (the “Common Share Authorization”) will be 750,000 common shares plus (i) the number of common shares attributable to Awards that are outstanding under the Third A&R 2006 Plan immediately prior to the approval

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of the Fourth A&R 2006 Plan by Peoples’ shareholders and (ii) the number of common shares that were authorized to be issued under the Third A&R 2006 Plan immediately prior to the approval of the Fourth A&R 2006 Plan by Peoples’ shareholders but that were not subject to an outstanding Award immediately prior to such approval. Based on the number of common shares subject to outstanding Awards, and the number of common shares available for future grants of Awards, in each case under the Third A&R 2006 Plan as of February 27, 2023, the aggregate number of common shares available under the Fourth A&R 2006 Plan (including common shares subject to outstanding Awards (554,780 common shares) and common shares that were authorized to be issued but that were not subject to outstanding Awards (199,322 common shares)) would be 1,504,102 common shares;
b.Provides that the Common Share Authorization does not have counted against it common shares withheld from an Award that is not an Option or an SAR or tendered by a participant in the Fourth A&R 2006 Plan to Peoples, in either case to satisfy the participant’s minimum required tax withholding obligations in connection with that Award rather than to satisfy the participant’s tax withholding obligations (whether or not in excess of the minimum required tax withholding obligations) in connection with that Award as currently provided in the Third A&R 2006 Plan;
c.Adds to the common shares that count against the Common Share Authorization, to the extent that a participant has elected to withhold common shares from an Award that is not an Option or an SAR in excess of the minimum required tax withholding, the common shares withheld for the excess withholding;
d.Provides that, subject to approval of the Compensation Committee, a participant may authorize Peoples to deduct or withhold a level of tax withholding higher than the minimum statutory total tax provided that such higher withholding level would not have a negative accounting impact for Peoples;
e.Removes references to Section 162(m) of the Internal Revenue Code and the requirements associated therewith;
f.Extends the termination date for the Fourth A&R 2006 Plan to the tenth anniversary of the Fourth Restatement Effective Date; provided that no Incentive Stock Options may be granted after the tenth anniversary of February 23, 2023;
g.Provides that a participant may transfer any Award in connection with a divorce or a legal separation; and
h.Clarifies that the limitation upon the transferability of Awards does not restrict transfers of unrestricted common shares that have been issued in connection with a vested Award.
The Board believes it is desirable to continue to have Awards available to be used to attract and retain talented Employees, Non-Employee Directors and Advisors of Peoples and our subsidiaries and to promote the long-term growth and financial success of Peoples by encouraging ownership of common shares and motivating the achievement of long-term performance goals and objectives. The Fourth A&R 2006 Plan continues to make common shares available for a variety of Awards, allowing Peoples to choose the equity-based incentives most appropriate to individual circumstances and most likely to benefit Peoples and our shareholders. The Fourth A&R 2006 Plan will continue to make the following equity-based Awards available for grant to eligible participants in the Fourth A&R 2006 Plan:
a.Incentive Stock Options;
b.Nonqualified Stock Options (and together with Incentive Stock Options, “Options”);
c.SARs;
d.Restricted Stock;
e.Restricted Performance Stock (and together with Restricted Stock, where appropriate, “Restricted Stock”);
f.unrestricted common shares; and
g.Performance Units.
The following summary of the material provisions of the Fourth A&R 2006 Plan is qualified in its entirety by reference to the specific provisions of the Fourth A&R 2006 Plan, the full text of which is attached to this Proxy Statement as Appendix A. All capitalized terms which are not defined in this summary are defined in the Fourth A&R 2006 Plan.

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Purpose
The purpose of the Fourth A&R 2006 Plan is to provide financial incentives for selected Employees, Advisors and Non-Employee Directors of Peoples and our subsidiaries, thereby promoting the long-term growth and financial success of Peoples by: (i) attracting and retaining Employees, Advisors and Non-Employee Directors of outstanding ability; (ii) strengthening Peoples’ capability to develop, maintain and direct a competent management team; (iii) providing an effective means for selected Employees, Advisors and Non-Employee Directors to acquire and maintain ownership of common shares; (iv) motivating Employees to achieve long-range performance goals and objectives; and (v) providing incentive compensation opportunities competitive with peer financial institution holding companies.
Effective Date and Expiration of the Fourth A&R 2006 Plan
The Original 2006 Plan became effective on April 13, 2006. The A&R 2006 Plan became effective on December 11, 2008. The Second A&R 2006 Plan became effective on April 25, 2013. The Third A&R 2006 Plan became effective on April 26, 2018. If the Fourth A&R 2006 Plan is approved by Peoples’ shareholders at the Annual Meeting, the Fourth A&R 2006 Plan will become effective on April 27, 2023, which will be the Fourth A&R Restatement Effective Date. Unless earlier terminated by the Board, the Fourth A&R 2006 Plan will terminate on the tenth anniversary of the Fourth Restatement Effective Date (i.e., on April 27, 2033). No Award may be made pursuant to the Fourth A&R 2006 Plan after its termination date, but Awards made prior to the termination date will remain in effect in accordance with their respective terms. In any event, no Incentive Stock Options may be granted after February 23, 2033.
Administration of the Fourth A&R 2006 Plan
The Fourth A&R 2006 Plan will continue to be administered by the Compensation Committee which has the authority to grant Awards to Employees, Advisors and non-employee directors who are members of the board of directors of a subsidiary of Peoples but are not also members of the Peoples Board (“Subsidiary Directors”). The Board has the authority to grant Awards to non-employee directors who are members of the Board (“Company Directors” and together with the Subsidiary Directors, “Non-Employee Directors”). The Compensation Committee and the Board have full power and authority to interpret and administer the Fourth A&R 2006 Plan and to establish and amend rules and regulations for the administration of the Fourth A&R 2006 Plan. Any action or decision by the Board or the Compensation Committee, as applicable, will be final, binding and conclusive with respect to the interpretation of the Fourth A&R 2006 Plan and any Award made under it.
More specifically, the Compensation Committee or the Board, as applicable, has the authority, in its discretion:
a.to determine those Employees, Advisors and Non-Employee Directors who will receive an Award; the timing of Award grants; the vesting schedule, if any, for each Award; and the type of Award to be granted, the number of common shares to be subject to each Option, each SAR and each Restricted Stock Award, the value of each Performance Unit and all other terms and conditions of any Award;
b.to determine and set forth in an award agreement the terms of each Award, including those terms, restrictions and provisions necessary to cause certain Options to qualify as Incentive Stock Options;
c.to correct any defect or supply any omission or reconcile any inconsistency in the Fourth A&R 2006 Plan or in any award agreement, in order to carry out the purposes of the Fourth A&R 2006 Plan; and
d.to accelerate (i) the date on which an Option or an SAR may be exercised, (ii) the date of termination of the restrictions applicable to a Restricted Stock Award, or (iii) the end of a performance period under a Performance Unit Award, if the Compensation Committee or the Board, as applicable, determines that to do so will be in the best interests of Peoples and the participants in the Fourth A&R 2006 Plan.
All Awards are subject to the terms and conditions of the Fourth A&R 2006 Plan and to such other terms and conditions determined in the sole discretion of the Compensation Committee or the Board, as applicable. The terms of Awards need not be uniform among all participants who receive an Award, whether or not similarly situated. Awards may be granted under two or more provisions of the Fourth A&R 2006 Plan, may be combined in one award agreement and may contain any combination of Awards granted at one time and on more than one occasion to the same Employee, Advisor or Non-Employee Director.

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Eligibility and Participation
All Employees, Advisors and Non-Employee Directors are eligible to participate in the Fourth A&R 2006 Plan. For purposes of the Fourth A&R 2006 Plan, an “Employee” means an individual who is a common law employee of Peoples or any of our subsidiaries and an “Advisor” is an advisor who renders bona fide services to Peoples and/or one or more of our subsidiaries as an advisory or marketing board member and who is neither an Employee nor a Non-Employee Director, provided that such services rendered by an Advisor are not provided in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the common shares of Peoples.
As of the date of this Proxy Statement, except as disclosed below under “Plan Benefits,” no determination has been made regarding the identity of the individuals to whom future Awards may be granted under the Fourth A&R 2006 Plan. While all Employees are eligible to participate in the Fourth A&R Plan, Peoples estimates that, based on historical grant practices, approximately 255 of the current Employees of Peoples and our current subsidiaries will be considered by the Compensation Committee for the grant of future Awards. This estimate includes the executive officers of Peoples named in the “SUMMARY COMPENSATION TABLE FOR 2022” beginning on page 65 of this Proxy Statement. Following the election of 12 directors at the Annual Meeting, there will be 12 Non-Employee Directors eligible to receive Awards as Company Directors. As of the date of this Proxy Statement, there were no Non-Employee Directors who qualified as Subsidiary Directors. Peoples is unable to reasonably estimate the number of Advisors who will be eligible to receive Awards.
Employees may be granted Incentive Stock Options. Employees, Advisors and Non-Employee Directors may be granted Nonqualified Stock Options, SARs, Restricted Stock, Restricted Performance Stock, unrestricted common shares and Performance Unit Awards.
Plan Benefits
The amount and nature of Awards to be granted in the future under the Fourth A&R 2006 Plan are at the discretion of the Compensation Committee with respect to participants other than Company Directors and of the Board with respect to Company Directors. Except as discussed below, the amount and nature of Awards to be granted after the date of the Annual Meeting to participants in the Fourth A&R 2006 Plan cannot be determined at this time. The Awards described below may not, however, be reflective of future Awards under the Fourth A&R 2006 Plan.
2023 Fiscal Year
The table included under “EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS - 2022 Executive Compensation Components - 2022 Long-Term Incentive (Equity)” on page 57 of this Proxy Statement shows the number of common shares subject to Restricted Stock Awards granted under Peoples’ 2022 incentive program (which grants were made on February 8, 2023) to the NEOs. Restricted Stock Awards covering an aggregate of 40,393 common shares were granted to all current executive officers of Peoples as a group under the 2022 incentive program and Restricted Stock Awards covering an aggregate of 188,372 common shares were granted to all employees, excluding current executive officers, as a group. All of these grants were made under the Third A&R 2006 Plan.
Company Directors then serving in that capacity are to receive unrestricted common shares as part of the annual retainers they receive as described under the caption “DIRECTOR COMPENSATION - Compensation Paid to Board Members” beginning on page 35 of this Proxy Statement. None of the current Company Directors has received any portion of their respective annual retainers paid with respect to the 2023 fiscal year through February 27, 2023. Any unrestricted common shares received by the Company Directors before the Annual Meeting will be delivered from the Third A&R 2006 Plan and any unrestricted common shares received after the Annual Meeting will be delivered from the Fourth A&R 2006 Plan.
2022 Fiscal Year
The table included under “GRANTS OF PLAN-BASED AWARDS FOR 2022” beginning on page 66 of this Proxy Statement shows the Restricted Stock Awards granted under the Third A&R 2006 Plan to the NEOs during the 2022 fiscal year. During the 2022 fiscal year, Restricted Stock Awards covering an aggregate of 31,741 common shares were granted under the Third A&R 2006 Plan to all current executive officers of Peoples as a group and Restricted Stock Awards

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covering an aggregate of 216,669 common shares were granted to all current employees, excluding current executive officers, as a group.
As discussed under “DIRECTOR COMPENSATION - Director Compensation for 2022” beginning on page 38 of this Proxy Statement, during the 2022 fiscal year, the current Company Directors as a group, who served as Company Directors during the 2022 fiscal year, received an aggregate of 28,887 unrestricted common shares as part of their annual retainers.
Common Shares Available Under the Fourth A&R 2006 Plan
Subject to certain adjustments as described below under “Adjustments,” the maximum number of common shares that may be issued under the Fourth A&R 2006 Plan (the “Common Share Authorization”) will be 750,000 common shares plus (i) the number of common shares attributable to Awards that are outstanding under the Third A&R 2006 Plan immediately prior to the approval of the Fourth A&R 2006 Plan by Peoples’ shareholders and (ii) the number of common shares that were authorized to be issued under the Third A&R 2006 Plan immediately prior to the approval of the Fourth A&R 2006 Plan by Peoples’ shareholders but that were not subject to an outstanding Award immediately prior to such approval. Based on the number of common shares subject to outstanding Awards, and the number of common shares available for future grants of Awards under the Third A&R 2006 Plan, in each case as of February 27, 2023, the aggregate number of common shares available under the Fourth A&R 2006 Plan (including common shares subject to outstanding Awards (554,780 common shares) and common shares that were authorized to be issued but that were not subject to outstanding Awards (199,322 common shares)) would be 1,504,102 common shares. The maximum number of common shares that may be issued subject to Incentive Stock Options under the Fourth A&R 2006 Plan will be 750,000 common shares. The authorized common shares may consist of (i) common shares previously issued and outstanding and reacquired by Peoples or (ii) authorized but unissued common shares not reserved for any other purpose.
The following common shares will not be counted against the Common Share Authorization:
a.the common shares subject to an Award granted under the Fourth A&R 2006 Plan which Award for any reason on or after the Fourth Restatement Effective Date terminates by expiration, forfeiture, cancellation or otherwise without having been exercised or paid; and
b.the common shares withheld from any Award that is not an Option or an SAR or tendered by a participant to Peoples, in any such case to satisfy a participant’s minimum required tax withholding obligations in connection with that Award.
The Common Share Authorization will have counted against it:
a.the number of common shares tendered by a participant to Peoples to satisfy the participant’s tax withholding obligations or to pay the option price of an Option or the exercise price of an SAR, as applicable;
b.the number of common shares withheld from any Option or any SAR to satisfy a participant’s tax withholding obligations or to pay the option price of such Option or satisfy the exercise price of such SAR;
c.if an SAR is settled in whole or in part by the issuance of common shares, the number of common shares which represents the difference between (i) the number of common shares which remain subject to such SAR on the date of such settlement and (ii) the number of common shares actually issued upon settlement of such SAR;
d.the number of common shares subject to an Option which is equal to the number of common shares acquired by Peoples on the open market using the cash proceeds received by Peoples from the exercise of such Option; provided, however, that such number of common shares will in no event be greater than the number which is determined by dividing (i) the amount of cash proceeds received by Peoples from the participant upon the exercise of such Option by (ii) the fair market value of a common share on the date of exercise of such Option; and
e.to the extent that a participant has elected to withhold common shares from an Award that is not an Option or an SAR in excess of the minimum required tax withholding, the common shares withheld for the excess withholding.

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Limitation on Awards
In addition to the overall Common Share Authorization under the Fourth A&R 2006 Plan, the maximum number of common shares subject to Options or SARs that may be granted to any one participant in any one fiscal year of Peoples is 125,000, subject to adjustment under the terms of the Fourth A&R 2006 Plan as described below under “Adjustments.” The maximum number of common shares subject to Restricted Stock and Performance Units that may be granted to any one Employee or Advisor with respect to a performance period or a restriction period may not exceed 125,000 common shares (subject to adjustment under the terms of the Fourth A&R 2006 Plan as described below under “Adjustments”) for each fiscal year of Peoples included in such performance period or restriction period.
Options
Nonqualified Stock Options may be granted to any participant under the Fourth A&R 2006 Plan. Incentive Stock Options, however, may be granted only to Employees of Peoples or of any of our subsidiaries as permitted under the applicable provisions of the Internal Revenue Code. Additionally, grants of Incentive Stock Options will be subject to the restrictions and conditions set forth in the relevant sections of the Internal Revenue Code, including the $100,000 limitation on Incentive Stock Options first becoming exercisable in a calendar year and limitations for Employees possessing more than 10% of the total combined voting power of all classes of stock of Peoples or any of our subsidiaries.
Options may be granted for terms of up to, but not exceeding, ten years from the date of grant. Each Option grant is to be evidenced by an award agreement that specifies whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option, the exercise price of the Option, the duration of the Option, the number of common shares to which the Option pertains, the conditions upon which the Option will vest and become exercisable, and such other provisions as the Compensation Committee or the Board, as applicable, determines.
The Compensation Committee or the Board, as applicable, will determine the exercise price of each Option (the “option price”); however, the option price must be at least equal to 100% of the fair market value of the underlying common shares on the grant date. For purposes of the Fourth A&R 2006 Plan, the “fair market value” of a common share on a particular date will generally be the closing price of a common share on that date on NASDAQ. On March 6, 2023, the fair market value of a common share was $30.53. Neither the Compensation Committee nor the Board may, without shareholder approval, reduce the option price; cancel an outstanding Option in exchange for an Option with an option price that is less than the option price of the original Option; or cancel an outstanding Option with an option price which is above the current fair market value of a common share in exchange for cash or other securities.
Once an Option vests, the Option may be exercised at any time during the term of the Option in such manner as specified in the award agreement and upon proper notice to Peoples as specified in the Fourth A&R 2006 Plan, but only if a participant is then, and continually (except for sick leave, military service or other approved leave of absence) after the grant of the Option has been, an Employee, an Advisor or a Non-Employee Director. The option price of any Option must be paid in full at the time of exercise (i) in cash; (ii) in previously acquired common shares having a fair market value equal to the option price on the date of exercise (or the immediately preceding date if the date of exercise is not a trading day); (iii) in a combination of cash and common shares; or (iv) by a cashless (broker-assisted) exercise.
The option price must be fully paid before Peoples will issue or transfer the acquired common shares. A participant has no shareholder rights with respect to the common shares covered by an Option until such common shares are issued to the participant.
Notwithstanding the foregoing, the Compensation Committee or the Board, as applicable, may, in its discretion, prescribe additional conditions, restrictions or terms on the vesting of an Option, including the full or partial attainment of performance goals. After an Option vests, the Option may be exercised at any time during the term of the Option, in whole or in installments, as specified in the related award agreement.
SARs
The Compensation Committee may award SARs to any participant under the Fourth A&R 2006 Plan other than Company Directors. The Board has the authority to grant SARs to Company Directors. Each SAR represents the right to receive payment of an amount equal to (i) the amount by which the fair market value of one common share on the

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date of exercise of the SAR exceeds the exercise price of the SAR (the “exercise price”), multiplied by (ii) the number of common shares covered by the SAR.
Each SAR granted under the Fourth A&R 2006 Plan will be subject to the terms and conditions prescribed by the Compensation Committee or the Board, as applicable, in an award agreement, which will specify the exercise price, the term of the SAR and such other provisions as the Compensation Committee or the Board determines. The exercise price for each SAR will be determined by the Compensation Committee or the Board, as applicable, but must be at least equal to 100% of the fair market value of a common share on the date of grant. The Compensation Committee or the Board, as applicable, may prescribe conditions and limitations on the exercise of any SAR. At the discretion of the Compensation Committee or the Board, as applicable, the payment upon the exercise of an SAR may be made in cash, common shares or a combination of the two, or in any other manner set forth in the award agreement.
Each SAR will expire on the date set by the Compensation Committee or the Board, as applicable, at the time of the grant, provided that the term of each SAR may not be more than ten years. An SAR is exercisable only by written notice to the Chief Financial Officer of Peoples or the Secretary of the Compensation Committee, or his or her designee. To the extent not previously exercised, all SARs will automatically be exercised on the last trading day prior to their expiration, so long as the fair market value of a common share on that date exceeds the exercise price, unless prior to that date, the participant gives proper and timely notice to the contrary to Peoples. Neither the Compensation Committee nor the Board may, without shareholder approval, reduce the exercise price; cancel an outstanding SAR in exchange for an SAR with an exercise price that is less than the exercise price of the original SAR; or cancel an outstanding SAR with an exercise price which is above the current fair market value of a common share in exchange for cash or other securities.
Restricted Stock and Restricted Performance Stock
The Compensation Committee may award Restricted Stock and/or Restricted Performance Stock to any participant under the Fourth A&R 2006 Plan other than Company Directors. The Board has the authority to grant Restricted Stock and/or Restricted Performance Stock to Company Directors.
An award of Restricted Stock granted under the Fourth A&R 2006 Plan will be subject to the terms and conditions prescribed by the Compensation Committee or the Board, as applicable, in an award agreement. Each award agreement will specify the restriction period(s), the number of common shares covered by the Restricted Stock Award, and such other provisions as the Compensation Committee or the Board, as applicable, determines. Among other things, the Compensation Committee or the Board, as applicable, may impose different restriction periods for each Restricted Stock Award or conditions upon the Award including the attainment of performance goals (making the Award a grant of Restricted Performance Stock).
Unless otherwise determined by the Compensation Committee or the Board, as applicable, and set forth in a participant’s award agreement, the participant will be entitled to receive dividends during the restriction period, will have the right to vote such Restricted Stock and will have all other shareholder rights, except that (i) in the case of Restricted Stock, dividends otherwise payable in connection with common shares underlying any Restricted Stock Award will be accrued and paid to the participant at the same time as the restrictions on the Restricted Stock lapse, if at all; (ii) in the case of Restricted Performance Stock, dividends which would otherwise be received during the restriction period will be accrued and paid to the participant in the same proportion and at the same time as the underlying Restricted Performance Stock vests, if at all; (iii) if any dividends are paid in common shares, those common shares will be subject to the same restrictions as the common shares underlying the Restricted Stock with respect to which they were issued; (iv) the participant will not be entitled to delivery of any stock certificate evidencing the common shares underlying the Restricted Stock during the restriction period; (v) Peoples will retain custody of the Restricted Stock during the restriction period; and (vi) a breach of a restriction or a breach of the terms and conditions established by the Compensation Committee or the Board, as applicable, pursuant to the Restricted Stock Award will cause a forfeiture of the Restricted Stock Award.
Under the Fourth A&R 2006 Plan, the term “Restricted Performance Stock” means common shares subject to performance goals and grants of Restricted Performance Stock are subject to the same terms and conditions specified for grants of Restricted Stock.

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Unrestricted Common Shares
The Compensation Committee may grant unrestricted common shares to any participant under the Fourth A&R 2006 Plan other than Company Directors on such terms and conditions as the Compensation Committee determines. The Board has the same authority to grant unrestricted common shares to Company Directors.
Performance Units
The Compensation Committee may grant Performance Units to any participant under the Fourth A&R 2006 Plan other than Company Directors. The Board has the same authority to grant Performance Units to Company Directors.
Each Performance Unit represents the right of a participant to receive an amount equal to the value of the Performance Unit, established by the Compensation Committee or the Board, as applicable, at the time the Award is granted. The Compensation Committee or the Board, as applicable, will determine the maximum dollar value of each Performance Unit and, in the discretion of the Compensation Committee or the Board, as applicable, the measure of a Performance Unit may be equal to the fair market value of one common share.
In each award agreement, the Compensation Committee or the Board, as applicable, will establish (i) the performance period during which performance will be measured and (ii) the performance goals for a participant for a particular performance period based upon various performance measures (described below under “General Performance Goals”). Further, the Compensation Committee or the Board, as applicable, will set performance goals in its discretion which will, depending on the extent to which they are met, determine the value and/or number of Performance Units that will be paid out to the participant.
After the applicable performance period has ended, the holder of Performance Units will be entitled to receive payout on the value and number of Performance Units earned during such performance period to the extent performance goals have been met. In determining the number of Performance Units to be granted to any participant, the Compensation Committee or the Board, as applicable, will take into account the participant’s responsibility level, performance, potential, cash compensation level, other incentive awards, and any other considerations as it deems appropriate. Awards may be paid in cash or common shares, or any combination of the two, as determined by the Compensation Committee or the Board, as applicable. Payment may be made in a lump sum or in installments and will be subject to such other terms and conditions as the Compensation Committee or the Board, as applicable, determines.
General Performance Goals
Performance goals relating to the payment or vesting of an Award that is intended to be “performance-based” will be comprised of one or more of the following performance criteria:
a.earnings per share (actual or targeted growth);
b.net income after capital costs;
c.net income (before or after taxes);
d.return measures (including, but not limited to, return on average assets, risk-adjusted return on capital, return on average equity, pre-provision net revenue, or return on tangible common equity);
e.efficiency ratio;
f.full-time equivalency control;
g.stock price (including, but not limited to, growth measures, share price appreciation, or total shareholder return);
h.non-interest income compared to net interest income ratio;
i.expense targets (including, but not limited to, reduction in or maintenance of non-interest expense);
j.operating efficiency;
k.economic value added or EVA(R);
l.credit quality measures;

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m.customer satisfaction measures;
n.loan growth;
o.deposit growth;
p.net interest margin;
q.fee income;
r.operating expense;
s.balance sheet measures including assets, loans, charge-offs, loan loss reserves, non-performing assets, deposits, asset quality levels, and investments;
t.balance sheet management;
u.interest income;
v.investment management;
w.maintenance or improvement of net interest income;
x.market capitalization;
y.market share;
z.non-interest income growth;
aa.productivity ratios;
ab.revenues;
ac.risk management measures including interest-sensitivity gap levels, regulatory compliance, satisfactory internal or external audits, and financial ratings;
ad.tangible common equity; or
ae.other performance criteria as the Compensation Committee or the Board, as applicable, deems appropriate.
Except as otherwise provided in the Fourth A&R 2006 Plan or an award agreement, as of the end of each performance period, the Compensation Committee or the Board, as applicable, must certify in writing the extent to which a participant has or has not met the participant’s performance goal(s). Performance goals may be calculated without regard to extraordinary items or adjusted, as the Compensation Committee or the Board, as applicable, deems equitable, in recognition of unusual or non-recurring events affecting Peoples and/or one of our subsidiaries or changes in applicable tax laws or accounting principles.
Additionally, the Compensation Committee or the Board, as applicable, must make (i) appropriate adjustments to performance criteria to reflect the effect on any performance criteria of any stock dividend or stock split affecting the common shares of Peoples, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or similar corporate change and (ii) similar adjustments to any portion of performance criteria that is not based on common shares but which is affected by an event having an effect similar to those just described.
Furthermore, any of the performance measures described above may be used to measure performance with respect to solely Peoples and/or any of our subsidiaries, or relatively between Peoples and/or any subsidiary and one or more unrelated entities. In addition, the Compensation Committee or the Board, as applicable, can apply different performance measures to different participants or groups of participants, and to results achieved by solely Peoples or any of our subsidiaries, a combination of the two, or any combination of business units or divisions of Peoples and our subsidiaries.

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Change in Control
Under the Fourth A&R 2006 Plan, “change in control” means a change in the ownership or effective control of Peoples or in the ownership of a substantial portion of the assets of Peoples (within the meaning of Section 409A of the Internal Revenue Code). The Fourth A&R 2006 Plan clarifies that a “change in control” means:
a.a change in the ownership of Peoples where one person, or more than one person acting as a group (as determined under the terms of the Fourth A&R 2006 Plan), acquires ownership of more than 50% of Peoples’ stock, measured based on the total fair market value or total voting power of Peoples’ stock;
b.a change in the effective control of Peoples where one person, or more than one person acting as a group, acquires ownership of more than 30% of the total voting power of Peoples’ stock;
c.a change in the members of the Board, where a majority of the Peoples directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; or
d.a change in the ownership of more than 40% of the total gross fair market value of all of the assets of Peoples immediately before such acquisition or acquisitions.
In the event of a change in control where the surviving entity is not Peoples and the surviving entity (the “Acquiror”) does not assume or substitute equivalent Awards for outstanding grants of Options, SARs, Restricted Stock, Restricted Performance Stock or Performance Units, all outstanding Options and SARs will become immediately and fully exercisable and, in the case of Restricted Stock (other than Restricted Performance Stock), all outstanding Awards will become immediately and fully vested. In the case of Restricted Performance Stock and Performance Units, all outstanding Awards will be deemed to have been fully earned based on the target level of performance being attained as of the effective date of the change in control. Additionally, the Board or its designee may, in its sole discretion, provide for a cash payment to be made to each participant for the outstanding Restricted Stock, Restricted Performance Stock or Performance Units upon the consummation of the change in control, determined on the basis of the fair market value that would be received in such change in control by the holders of Peoples’ securities relating to such Awards. Notwithstanding the foregoing, any Option intended to qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code will be adjusted in a manner to preserve such status.
In the event of a change in control where Peoples is the surviving entity, or the Acquiror assumes the outstanding Options, SARs, Restricted Stock, Restricted Performance Stock or Performance Units or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates, then all outstanding Awards or substitutes will remain outstanding and be governed by their respective terms and the provisions of the Fourth A&R 2006 Plan. In such a change in control scenario:
a.if a participant is terminated without cause or the participant terminates for good reason within 24 months following the change in control, and Peoples is the surviving corporation or the Acquiror has assumed the outstanding Awards, then all of the participant’s outstanding Options and SARs or substituted equivalent equity awards will become immediately and fully exercisable and, in the case of Restricted Stock Awards (other than Restricted Performance Stock Awards), all outstanding Awards will become immediately and fully vested. In the case of Restricted Performance Stock and Performance Units, all of the participant’s outstanding Awards will be deemed to have been fully earned based on the target level of performance being attained. In the case of outstanding Options or SARs, the participant may exercise these Options or SARs at any time within one year after such termination, except that an Option or SAR will not be exercisable on any date beyond the expiration date of such Option or SAR. If the participant dies after such termination, the exercisability of all outstanding Options or SARs will be treated in the same manner as that provided for a termination due to retirement (as further described below in “Termination”); and
b.if a participant is terminated for cause within 24 months following such change in control and Peoples is the surviving corporation or the Acquiror has assumed the outstanding Awards, then any outstanding Options or SARs of such participant will expire, any non-vested outstanding Restricted Stock, Restricted Performance Stock or Performance Units will be forfeited, and all rights under all such outstanding Awards will terminate immediately.

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Peoples does not have the power to amend or terminate any provision regarding the effect of a change in control if any such amendment or termination would adversely affect the rights of any participant under the Fourth A&R 2006 Plan.
Tax Withholding
Peoples has the power and the right to deduct or withhold, or require a participant to remit to Peoples, the minimum statutory amount to satisfy federal, state and local taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Fourth A&R 2006 Plan. With respect to withholding required upon any taxable event arising as a result of an Award granted under the Fourth A&R 2006 Plan, a participant may elect, subject to the approval of the Compensation Committee or the Board, as applicable, to satisfy the withholding requirement, in whole or in part, by having Peoples withhold common shares having a fair market value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections will be irrevocable, must be made in writing and signed by the participant, and will be subject to any restrictions or limitations that the Compensation Committee or the Board, as applicable, in its sole discretion, deems appropriate. However, the Compensation Committee or the Board, as applicable, may approve a participant’s authorization to deduct or withhold a higher level of tax withholding than the minimum statutory total tax provided that such higher withholding level would not have a negative accounting impact for Peoples.
Termination
Subject to the provisions of individual award agreements, the following summarizes the effect of various termination events on Awards to participants in the Fourth A&R 2006 Plan:
a.Termination due to death: Unless otherwise provided by the Compensation Committee or the Board, as applicable, all outstanding Options, SARs and Restricted Stock not subject to performance goals will vest and, if applicable, become exercisable; a portion of the Options, SARs and Restricted Stock subject to performance goals, determined by multiplying the number of common shares subject to such Options, SARs and Restricted Stock by a fraction, the numerator of which is the number of whole months elapsed during the performance period prior to the participant’s death, and the denominator of which is the number of months in the performance period, will immediately vest; and any SARs and any Options that are then, or become, exercisable (and have not yet been exercised) may be exercised by the participant’s personal representative at any time before the earlier of (i) one year after the participant’s death, or (ii) the expiration date of the Award.
b.Termination due to disability or retirement: Unless otherwise provided by the Compensation Committee or the Board, as applicable, all outstanding unvested Options, SARs and Restricted Stock will become fully vested and, if applicable, exercisable at the time and under the conditions, including attainment of the performance goals, as such Options, SARs and Restricted Stock would otherwise vest and become exercisable pursuant to the terms of the award agreement; and any Options and SARs that are exercisable at the time of the participant’s termination or become exercisable at that time (and have not yet been exercised) may be exercised at any time before the earlier of (i) one year after the date such Option or SAR became vested, or (ii) the expiration date of the Award. However, an Option which is intended to qualify as an Incentive Stock Option will only be treated as such to the extent it complies with the requirements of Section 422 of the Internal Revenue Code.
c.Termination due to any reason other than death, disability, discharge for cause, or retirement: Any outstanding Options or SARs may be exercised at any time within three months after such termination up to the number of common shares covered by the portion of such Options or SARs which is exercisable (and has not yet been exercised) at the date of such termination. However, no Option or SAR will be exercisable after the expiration date of such Option or SAR. Any other Awards that are not vested on the date of termination will immediately terminate and be of no further force or effect.
d.Termination for cause: Any Options or SARs, whether or not then exercisable, will expire and any rights thereunder will terminate immediately, and any non-vested Restricted Stock Awards will immediately be forfeited and any rights thereunder will terminate.
e.Termination due to retirement, but participant dies with one year of such retirement and before the exercise of all of the participant’s outstanding Options or SARs: Such Options or SARs may be exercised by the

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participant’s personal representative at any time before the earlier of (i) one year after the participant’s death or (ii) the expiration date of the Award. However, an Option which is intended to qualify as an Incentive Stock Option will only be treated as such to the extent it complies with the requirements of Section 422 of the Internal Revenue Code.
f.Termination at any time during an applicable performance period: Awards of Performance Units will terminate for all purposes, except as may otherwise be determined by the Compensation Committee or the Board, as applicable.
g.Termination at any time following the end of an applicable performance period, but prior to full payment: Awards of Performance Units will terminate except when the termination is due to death, disability or retirement or as may otherwise be determined by the Compensation Committee or the Board, as applicable.
Adjustments
In case of any reorganization, recapitalization, reclassification, stock split, stock dividend, distribution, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of Peoples, appropriate adjustments will be made by the Compensation Committee or the Board, as applicable, (or if Peoples is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Fourth A&R 2006 Plan, the number and kind of shares and the option price per share subject to outstanding Options or the exercise price per share subject to outstanding SARs or the number and kind of shares which may be issued under outstanding Restricted Stock Awards or pursuant to Awards of unrestricted common shares.
Subject to the provisions of the Fourth A&R 2006 Plan, appropriate adjustments will also be made by the Compensation Committee or the Board, as applicable, in the terms of any Awards to reflect such changes and to modify any other terms of outstanding Awards on an equitable basis. Any such adjustments made by the Compensation Committee or the Board, as applicable, will be conclusive and binding for all purposes under the Fourth A&R 2006 Plan.
All adjustments will be made consistent with the requirements of Section 409A of the Code, to the extent applicable.
Clawback
Any Award which is subject to recovery under any law, governmental regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, governmental regulation or stock exchange listing requirement (or any policy adopted by Peoples whether or not such adoption was pursuant to such law, governmental regulation or stock exchange listing requirement). The Fourth A&R 2006 Plan clarifies that Peoples may clawback gains from Awards if certain financial restatements occur.
Limitations on Transferability of Awards
During a participant’s lifetime, any Award held by the participant may be exercised only by the participant or any guardian or legal representative of the participant. In addition, Awards are not transferable except (i) by will or the laws of descent and distribution or (ii) pursuant to the terms of a final court order to which the participant is a party that is issued by a domestic relations court in connection with the participant’s divorce or legal separation.
Amendment, Suspension and Termination of the Fourth A&R 2006 Plan
The Board, in its discretion, may suspend or terminate the Fourth A&R 2006 Plan or any portion of the Fourth A&R 2006 Plan at any time and may amend the Fourth A&R 2006 Plan from time to time as needed (i) in order that any Awards thereunder conform to any change in applicable laws or regulations, or (ii) in any other respect deemed by the Board to be in the best interests of Peoples. No termination, amendment or suspension of the Fourth A&R 2006 Plan by the Board may adversely affect in any material way any outstanding Options, SARs, Restricted Stock Awards or Performance Unit Awards without the consent of the affected participant(s).
Without shareholder approval, no amendment may: (i) increase the number of common shares which may be issued under the Fourth A&R 2006 Plan (except as provided above in “Adjustments”); (ii) expand the types of awards available to participants under the Fourth A&R 2006 Plan; (iii) materially expand the class of employees and/or

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advisors eligible to participate in the Fourth A&R 2006 Plan; (iv) materially change the method of determining the option price of Options or the exercise price of SARs; (v) delete or limit the provisions of the Fourth A&R 2006 Plan prohibiting the repricing of Options and SARs; or (vi) extend the termination date of the Fourth A&R 2006 Plan. Additionally, to the extent that shareholder approval is required to satisfy applicable laws, regulations or standards of any stock exchange on which the common shares are listed, no such amendment may be made without the requisite approval.
The Compensation Committee or the Board, as applicable, may amend or modify any outstanding Options, SARs, Restricted Stock Awards or Performance Unit Awards in any manner to the extent that the Fourth A&R 2006 Plan has provided the initial authority to the Compensation Committee or the Board, as applicable, to grant such Awards as so modified or amended.
Subject to the above conditions, the Board can amend the Fourth A&R 2006 Plan and any award agreements without any additional consideration to affected participants to the extent necessary to comply with, or avoid penalties under, Section 409A of the Internal Revenue Code, even if those amendments reduce, restrict or eliminate rights granted prior to such amendments.
U.S. Federal Income Tax Consequences
The following is a brief summary of the general U.S. federal income tax consequences relating to the Fourth A&R 2006 Plan. This summary is based on U.S. federal income tax laws and regulations in effect on the date of this Proxy Statement and does not purport to be a complete description of the U.S. federal income tax laws. In addition, this summary is not intended to be exhaustive, does not constitute tax advice, and does not describe federal employment, state, local or foreign tax consequences. Each participant will be advised to consult with his or her own tax advisor concerning the U.S. federal income tax and other tax consequences of participating in the Fourth A&R 2006 Plan.
Incentive Stock Options
Incentive Stock Options are intended to qualify for special treatment available under Section 422 of the Internal Revenue Code. A participant will not recognize any income when an Incentive Stock Option is granted and Peoples will not receive a deduction at that time. A participant will not recognize ordinary income upon the exercise of an Incentive Stock Option provided that the participant was, without a break in service, an employee of Peoples or one of our subsidiaries during the period beginning on the grant date of the Incentive Stock Option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to death or disability).
If a participant acquires common shares by exercising an Incentive Stock Option and continues to hold those common shares for one year or, if longer, until the second anniversary of the grant date (each of these periods is called an “ISO Holding Period”), the amount the participant receives when the participant disposes of the common shares minus the option price will be taxable at long-term capital gain or loss rates (this is referred to as a “qualifying disposition”), depending on whether the amount the participant receives when the participant disposes of the common shares is greater or less than the option price the participant paid. Upon a qualifying disposition, Peoples is not entitled to a deduction.
If a participant disposes of the common shares before the end of either ISO Holding Period (this is referred to as a “disqualifying disposition”), the participant will recognize ordinary income equal to the excess, if any, of (i) the fair market value of the common shares on the date the Incentive Stock Option was exercised or, if less, the amount received on the disposition, over (ii) the option price. Peoples will be entitled to a deduction equal to the ordinary income that the participant recognizes. Any amount realized in excess of the fair market value of the common shares on the date of exercise will be capital gain. If the amount realized is less than the option price, the participant generally will recognize a capital loss equal to the excess of the option price over the amount realized upon the disposition of the common shares.
The rules that generally apply to Incentive Stock Options do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from Incentive Stock Options.

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Nonqualified Stock Options
Nonqualified Stock Options do not receive the special tax treatment afforded to Incentive Stock Options under the Internal Revenue Code, although a participant will not recognize any income when a Nonqualified Stock Option is granted and Peoples will not receive a deduction at that time. However, unlike an Incentive Stock Option, when a Nonqualified Stock Option is exercised, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the common shares that the participant purchased on the date of exercise over the option price. If a participant uses common shares or a combination of common shares and cash to pay the option price of a Nonqualified Stock Option, the participant will have ordinary income equal to the fair market value of the excess of the number of common shares that the participant purchases over the number the participant surrenders, less any cash the participant uses to pay the option price. When a Nonqualified Stock Option is exercised, Peoples will be entitled to a deduction equal to the ordinary income that the participant recognizes.
If the amount a participant receives when the participant disposes of the common shares that the participant acquired by exercising a Nonqualified Stock Option is greater than the option price the participant paid, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the common shares for more than one year after the participant acquired the common shares. But, if the amount a participant receives when the participant disposes of the common shares that the participant acquired by exercising a Nonqualified Stock Option is less than the option price the participant paid, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the common shares for more than one year after the participant acquired the common shares.
SARs
A participant will not recognize any income when an SAR is granted and Peoples will not receive a deduction at that time. When an SAR is exercised, a participant will recognize ordinary income equal to the cash and/or the fair market value of the common shares the participant receives upon exercise over the aggregate exercise price. Peoples will be entitled to a deduction equal to the ordinary income that the participant recognizes. If the amount a participant receives when the participant disposes of any common shares acquired upon the exercise of an SAR is greater than the fair market value of the common shares when the SAR was exercised, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the common shares for more than one year after the SAR was exercised. But, if the amount the participant receives when the participant disposes of the common shares is less than the fair market value of the common shares when the SAR was exercised, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the common shares for more than one year after the SAR was exercised.
Restricted Stock
Unless a participant makes an election under Section 83(b) of the Internal Revenue Code, the participant will not recognize ordinary income when Restricted Stock is granted and Peoples will not receive a deduction at that time. Instead, a participant will recognize ordinary income when the shares of Restricted Stock vest (i.e., when the participant can no longer forfeit them) equal to the fair market value of the common shares the participant receives when the restrictions lapse, less any consideration paid for the Restricted Stock, and Peoples generally will be entitled to a deduction equal to the ordinary income that the participant recognizes.
If the amount a participant receives when the participant disposes of these common shares is greater than the fair market value of the common shares when the Restricted Stock vested, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the common shares for more than one year after the Restricted Stock vested. But, if the amount the participant receives when the participant disposes of these common shares is less than the fair market value of the common shares when the Restricted Stock vested, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the common shares for more than one year after the Restricted Stock vested.
If a participant makes a Section 83(b) election, the participant will recognize ordinary income on the grant date equal to the fair market value of the common shares underlying the Restricted Stock on the grant date, and Peoples will be entitled to a deduction equal to the ordinary income that the participant recognizes at that time. However, the participant will not recognize income when (and if) the restrictions lapse. If a participant earns the common shares, any appreciation in the fair market value of the common shares between the grant date and the date the participant disposes of the common shares will be treated as a long-term or short-term capital gain, depending on whether the

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participant held the common shares for more than one year after the grant date. But, if the amount the participant receives when the participant disposes of these common shares is less than the fair market value of the common shares underlying the Restricted Stock on the grant date, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the common shares for more than one year after the grant date. Also, if a participant forfeits the participant’s Restricted Stock, the participant cannot take a tax deduction in connection with that forfeiture.
Restricted Performance Stock and Performance Units
A participant will not recognize taxable income when Peoples grants the participant Restricted Performance Stock and/or Performance Units and Peoples will not receive a deduction at that time. However, if the participant satisfies the conditions imposed on the Award, the participant will recognize ordinary income equal to the cash and/or the fair market value of the common shares the participant receives upon settlement. Peoples generally will be entitled to a deduction equal to the ordinary income that the participant recognizes.
If the amount a participant receives when the participant disposes of the common shares acquired upon the settlement of Restricted Performance Stock or Performance Units is greater than the fair market value of the common shares when the participant received them, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the common shares for more than one year after they were issued. But, if the amount the participant receives when the participant disposes of these common shares is less than the fair market value of the common shares when they were issued, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the common shares for more than one year after they were issued.
Unrestricted Common Shares
Upon an issuance of an Award of unrestricted common shares, a participant will recognize ordinary income equal to the fair market value of the common shares issued and Peoples will receive a deduction in the same amount at that time.
Section 162(m) of the Internal Revenue Code
Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held companies for compensation paid in excess of $1,000,000 in a year for certain officers. Therefore, notwithstanding the preceding discussion, it is possible that some portion of the compensation expense related to Awards under the Fourth A&R 2006 Plan will not be deductible by Peoples.
Sections 280G and 4999 of the Internal Revenue Code
Sections 280G and 4999 of the Internal Revenue Code impose penalties on “excess parachute payments.” A parachute payment occurs when payments are made to a “disqualified individual” (as defined under Section 280G of the Internal Revenue Code) in connection with a change in control in an amount equal to or greater than 300% of the recipient’s taxable compensation averaged over the five calendar years ending before the change in control (or over the entire period of employment if the participant has been employed less than five calendar years). This average is called the “base amount.” An “excess parachute payment” is an amount equal to the excess of any parachute payments over 100% of the base amount.
Some participants in the Fourth A&R 2006 Plan may receive payments in connection with a change in control. If this happens, the value of any such participant’s payments from the Fourth A&R 2006 Plan must be combined with other payments that the participant is entitled to receive in connection with a change in control under other agreements with or plans of Peoples or any of our subsidiaries. If the participant is a disqualified individual and the combined value of all payments is equal to or greater than 300% of the base amount, the participant must pay a 20% excise tax on all amounts in excess of 100% of the base amount. This tax is in addition to other federal, state and local income, wage and employment taxes. Peoples may not deduct the amount of any excess parachute payment.
Section 409A of the Internal Revenue Code
Section 409A of the Internal Revenue Code imposes certain restrictions on amounts deferred under non-qualified deferred compensation plans and a 20% additional tax on amounts that are subject to, but do not comply with,

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Section 409A. Section 409A includes a broad definition of non-qualified deferred compensation plans, which includes certain types of equity-based incentive compensation. It is intended that the Awards granted under the Fourth A&R 2006 Plan comply with or be exempt from the requirements of Section 409A.
Recommendation and Vote Required

THE COMPENSATION COMMITTEE AND THE BOARD UNANIMOUSLY RECOMMEND THAT PEOPLES' SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE FOURTH AMENDED AND RESTATED 2006 EQUITY PLAN.
The affirmative vote of the majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal is required to approve the Fourth A&R 2006 Plan. Broker non-votes will not be counted in determining whether the proposal has been approved. The effect of an abstention is the same as a vote “AGAINST” the proposal.
AUDIT COMMITTEE REPORT FOR THE FISCAL YEAR ENDED
DECEMBER 31, 2022
Management has represented to the Audit Committee that Peoples’ audited consolidated financial statements as of and for the fiscal year ended December 31, 2022, were prepared in accordance with US GAAP and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management.
In addition, the Audit Committee has discussed and reviewed with Ernst & Young LLP (“EY”), Peoples’ independent registered public accounting firm, all communications and other matters required to be discussed by auditing standards generally accepted in the United States, including those described in Public Company Accounting Oversight Board (United States) (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committee) and other applicable PCAOB requirements and by SEC rules, as well as significant current accounting developments and issues. The Audit Committee has also reviewed and discussed the audited consolidated financial statements as of and for the fiscal year ended December 31, 2022 with EY.
The Audit Committee has received from EY the written disclosures and the letter required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence, and has discussed with EY the independence of EY. The Audit Committee has discussed with EY any relationships with or services to Peoples or Peoples’ subsidiaries that may impact EY’s independence and objectivity, including the non-audit services rendered by EY, and the Audit Committee has satisfied itself as to EY’s independence.
As previously disclosed within the “Report of Management’s Assessment of Internal Control Over Financial Reporting” included in Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, management of Peoples evaluated the effectiveness of Peoples’ internal control over financial reporting and concluded that Peoples’ internal control over financial reporting was not effective as of December 31, 2021, due to the material weakness in internal control over financial reporting noted below. Control deficiencies were identified by management of Peoples related to the accounting for loans acquired in the September 17, 2021 merger with Premier Financial Bancorp, Inc., specifically the designation of those acquired loans as either purchased credit deteriorated ("PCD") or non-PCD, the designation of PCD loans as either pooled or individually assessed, and the calculation of specific credit reserves on individually assessed loans. It was determined that the control deficiencies aggregated to a material weakness in internal control over financial reporting.
During the fiscal year ended December 31, 2022, the Audit Committee met with EY and management of Peoples to discuss the material weakness and management’s efforts to remediate the material weakness. The Audit Committee monitored management’s efforts to remediate the material weakness, receiving regular updates on the status of the remediation efforts from management and EY. The remediation efforts, which consisted of the actions listed below, were completed by management as of December 31, 2022:

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a.reviewed the then existing internal controls with respect to the business combination process and performed a risk assessment to ensure those internal controls were appropriately designed to address the respective risks of material misstatement to the financial statements;
b.implemented changes to Peoples' internal controls, including enhancing Peoples' internal control documentation (i.e., critical internal control operator steps, precision, review procedures);
c.implemented and performed additional internal controls, as necessary;
d.engaged third-party advisors to assist with internal control design for the Vantage Financial, LLC acquisition, which closed during the fiscal year ended December 31, 2022; and
e.prepared Control Support Summary memos for each executed business combination internal control. Each of the Control Support Summary memos includes a description of all information used in the execution of the associated internal control and a detail of critical steps performed by the internal control operator while executing the internal control.
As disclosed in the “Report of Management’s Assessment of Internal Control Over Financial Reporting” included in Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, management of Peoples evaluated the effectiveness of Peoples’ internal control over financial reporting and concluded that Peoples’ internal control over financial reporting was effective at a reasonable assurance level as of December 31, 2022.
Based on the Audit Committee’s reviews and discussions with management and EY, and the Audit Committee’s review of the report of EY to the Audit Committee, the Audit Committee recommended to the full Board that Peoples’ audited consolidated financial statements be included in Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Submitted by the Audit Committee of the Board:
David F. Dierker (Chair), S. Craig Beam, George W. Broughton, James S. Huggins, Kevin R. Reeves, Frances A. Skinner and Michael N. Vittorio
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On February 23, 2022, the Audit Committee appointed EY as Peoples’ independent registered public accounting firm for the fiscal year ended December 31, 2022. EY has served as Peoples’ independent auditors/independent registered public accounting firm since 1995.
Fees
Fees for services rendered by EY for each of the 2022 fiscal year and the 2021 fiscal year were:

	2022	2021
Audit Fees (1)	$1,511,815	$1,306,922
Audit-Related Fees (2)	$50,000	$50,000
Tax Fees (3)	$201,565	$60,446
All Other Fees (4)	$147,313	$305,576
Total	$1,910,693	$1,722,944
(1)Audit Fees pertain to professional services rendered in connection with the integrated audit of Peoples’ annual consolidated financial statements and internal control over financial reporting, reviews of the consolidated financial statements included in Peoples’ Quarterly Reports on Form 10-Q, and fees associated with the issuance of consents in connection with the Registration Statements on Form S-4 (and amendments thereto) filed by Peoples to register the common shares issued in connection with merger with Premier Financial Bancorp, Inc. (2021 fiscal year) and to be issued in connection with the pending merger with Limestone Bancorp, Inc. (2022 fiscal year).
(2)Audit-Related Fees pertain to professional services rendered in connection with review of Peoples’ compliance with Housing and Urban Development (“HUD”) procedures.
(3)Tax Fees pertain to permissible tax services rendered for tax planning and advice, tax compliance and assistance with tax audits and appeals.

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(4)All Other Fees pertain to due diligence for a potential merger and to federal and state income tax preparation services for trust accounts with Peoples Bank. Peoples Bank offsets these expense by charging each trust account with a tax preparation fee.
EY did not render any other services to Peoples or any of our subsidiaries during the 2022 fiscal year or the 2021 fiscal year. All of the services described under “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” above were pre-approved by the Audit Committee.
Pre-Approval Policy
The Audit Committee has adopted, and the full Board has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Pre-Approval Policy”), which sets forth the procedures and conditions pursuant to which services proposed to be performed by the independent registered public accounting firm may be pre-approved. Proposed services may either be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”), or be subject to the requirement that the specific pre-approval of the Audit Committee be obtained (“specific pre-approval”). Appendices to the Pre-Approval Policy describe the Audit, Audit-Related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee states otherwise. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or from the list of general pre-approved services from time to time, based on subsequent reviews and determinations.
The Pre-Approval Policy does not delegate to management the Audit Committee’s responsibilities to pre-approve services performed by the independent registered public accounting firm. The Audit Committee may, however, delegate pre-approval authority to one or more of its members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at the Audit Committee’s next scheduled meeting. The Audit Committee has delegated both types of pre-approval authority to the Chair of the Audit Committee.
All requests or applications for services to be provided by the independent registered public accounting firm are to be submitted to the Chief Financial Officer of Peoples, and must include a detailed description of the services to be rendered. The Chief Financial Officer and the independent registered public accounting firm must determine jointly whether, in their view, the request or application is consistent with the SEC’s and the PCAOB’s rules on auditor independence and is an appropriate service. If so, the Chief Financial Officer will request specific pre-approval from the Audit Committee (or its designee) as appropriate. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The Audit Committee has designated the Director of Risk Management of Peoples to monitor the performance of all services provided by the independent registered public accounting firm and to determine whether such services are in compliance with the Pre-Approval Policy. The Director of Risk Management reports to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Director of Risk Management and the management of Peoples are to immediately report to the Chair of the Audit Committee any breach of the Pre-Approval Policy that comes to the attention of the Director of Risk Management or any member of Peoples’ management.
PROPOSAL NUMBER 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed EY to serve as Peoples’ independent registered public accounting firm for the fiscal year ending December 31, 2023, and recommends that Peoples’ shareholders vote for the ratification of that appointment. EY audited Peoples’ consolidated financial statements as of and for the fiscal year ended December 31, 2022, and the effectiveness of Peoples’ internal control over financial reporting as of December 31, 2022. Representatives of EY are expected to be present at the virtual Annual Meeting and will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
The appointment of Peoples’ independent registered public accounting firm is made annually by the Audit Committee. Peoples has determined to submit the appointment of the independent registered public accounting firm to the shareholders for ratification because of such firm’s role in reviewing the quality and integrity of Peoples’ consolidated financial statements and internal control over financial reporting. Before appointing EY, the Audit Committee carefully considered that firm’s qualifications as Peoples’ independent registered public accounting firm and the audit scope.

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The Audit Committee evaluates EY's qualifications, performance and independence in accordance with regulatory requirements and guidelines. As part of this evaluation, factors considered by the Audit Committee include EY's capabilities and expertise; the recent performance of EY on Peoples' audit; the assessment by Peoples' management of EY's performance; external data on audit quality, including results of recent PCAOB reports on EY and its peers; EY's independence; the terms of the audit engagement; and the quality and candor of EY's communications to the Audit Committee.
Recommendation and Vote

THE AUDIT COMMITTEE AND THE FULL BOARD UNANIMOUSLY RECOMMEND THAT PEOPLES’ SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EY.
The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal, is required to ratify the appointment of EY as Peoples’ independent registered public accounting firm for the fiscal year ending December 31, 2023. The effect of an abstention is the same as a vote “AGAINST.” Even if the appointment of EY is ratified by the shareholders, the Audit Committee, in its discretion, could decide to terminate the engagement of EY and to engage another firm if the Audit Committee determines such action is necessary or desirable. If the appointment of EY is not ratified, the Audit Committee will reconsider (but may decide to maintain) the appointment.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
The SEC has implemented rules regarding the delivery of proxy materials to households. This method of delivery, often referred to as “householding,” would permit Peoples to send: (a) a single annual report to shareholders and/or a single Proxy Statement or (b) a single notice of internet availability of proxy materials, as applicable, to any household at which two or more different registered shareholders reside if Peoples reasonably believes such shareholders are members of the same family or otherwise share the same address or that one shareholder has multiple accounts. In each case, the registered shareholder(s) would be required to consent to the householding process in accordance with applicable SEC rules, and would be able at any time to request that Peoples promptly deliver to such shareholder(s) a separate copy of the proxy materials subject to householding. The householding procedure is intended to reduce the volume of duplicate information shareholders receive and would reduce Peoples’ expenses. Peoples does not currently practice householding, but may institute householding in the future and will notify registered shareholders affected by householding at that time. Registered shareholders sharing an address may request delivery of a single copy of Peoples’ annual reports to shareholders, Proxy Statements and/or notices of internet availability of proxy materials, as applicable, by contacting the Corporate Secretary of Peoples at Peoples Bancorp Inc., 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738, Attention: Corporate Secretary.
Many brokers, financial institutions and other holders of record have instituted householding. If your family has one or more “street name” accounts under which you beneficially own common shares of Peoples, you may have received householding information from your broker, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or Peoples’ 2022 Annual Report or the notice of internet availability of proxy materials provided by the holder of record or wish to revoke your decision to household and thereby receive multiple copies of Peoples’ proxy materials (including annual reports to shareholders) or notice of internet availability of proxy materials, as applicable. You should also contact the holder of record if you wish to institute householding.
OTHER MATTERS
As of the date of this Proxy Statement, the Board knows of no matter that will be presented for action by Peoples’ shareholders at the Annual Meeting other than those matters discussed in this Proxy Statement. However, if any other matter requiring a vote of the shareholders is properly presented at the Annual Meeting, the individuals acting

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under the proxies solicited by the Board will vote and act according to their best judgment in light of the conditions then prevailing, to the extent permitted under applicable law.
It is important that your common shares be represented. Whether or not you plan to participate in the virtual Annual Meeting, please submit your proxy by telephone, by mail or over the internet as described in this Proxy Statement.

By Order of the Board,

Charles W. Sulerzyski
President and Chief Executive Officer

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APPENDIX A
PEOPLES BANCORP INC.
Fourth Amended and Restated
2006 Equity Plan
The Peoples Bancorp Inc. 2006 Equity Plan was adopted on February 9, 2006, by the Board and approved by the Shareholders on April 13, 2006. Section 12.1 of the Peoples Bancorp Inc. 2006 Equity Plan was amended by the Board on June 8, 2006. Section 5.7(b) of the Peoples Bancorp Inc. 2006 Equity Plan was amended by the Board on February 8, 2007. The Peoples Bancorp Inc. 2006 Equity Plan was further amended and restated in the form of the Peoples Bancorp Inc. Amended and Restated 2006 Equity Plan effective December 11, 2008. The Peoples Bancorp Inc. Amended and Restated 2006 Equity Plan was amended and restated in the form of the Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan, which was adopted by the Board on February 28, 2013 and approved by the Shareholders on April 25, 2013. Section 2.36 of the Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan was amended by the Board on January 25, 2018. The Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan was amended and restated in the form of the Peoples Bancorp Inc. Third Amended and Restated 2006 Equity Plan, which was adopted by the Board on January 25, 2018 and approved by the Shareholders on April 26, 2018. Section 4.4 of the Peoples Bancorp Inc. Third Amended and Restated 2006 Equity Plan was amended by the Board on January 26, 2023. The Peoples Bancorp Inc. Third Amended and Restated 2006 Equity Plan is hereby further amended and restated in the form of the Peoples Bancorp Inc. Fourth Amended and Restated 2006 Equity Plan, subject to approval by the Shareholders.
ARTICLE I
PURPOSE AND EFFECTIVE DATE
1.1    PURPOSE. The purpose of the Plan is to provide financial incentives for selected Employees, Advisors and Non-Employee Directors, thereby promoting the long-term growth and financial success of the Company by: (a) attracting and retaining Employees, Advisors and Non-Employee Directors of outstanding ability; (b) strengthening the Company’s capability to develop, maintain and direct a competent management team; (c) providing an effective means for selected Employees, Advisors and Non-Employee Directors to acquire and maintain ownership of Company Stock; (d) motivating Employees to achieve long-range Performance Goals and objectives; and (e) providing incentive compensation opportunities competitive with peer financial institution holding companies.
1.2    EFFECTIVE DATE AND EXPIRATION OF PLAN. The Peoples Bancorp Inc. 2006 Equity Plan originally became effective on April 13, 2006. The Peoples Bancorp Inc. Amended and Restated 2006 Equity Plan became effective on December 11, 2008. The Peoples Bancorp Inc. Second Amended and Restated 2006 Equity Plan became effective on April 25, 2013. The Peoples Bancorp Inc. Third Amended and Restated 2006 Equity Plan became effective on April 26, 2018. This Peoples Bancorp Inc. Fourth Amended and Restated 2006 Equity Plan will become effective upon the approval hereof by the Shareholders. Unless earlier terminated by the Board pursuant to Section 12.2, the Plan shall terminate on the tenth anniversary of the Fourth Restatement Effective Date. No Award shall be made pursuant to the Plan after this termination date, but Awards made prior to this termination date may extend beyond that date. Notwithstanding the foregoing, no Incentive Stock Options may be granted after February 23, 2033.
ARTICLE II
DEFINITIONS
The following words and phrases, as used in the Plan, shall have the meanings set forth in this Article II. When applying these definitions and any other word, term or phrase used in the Plan, the form of any word, term or phrase will include any and all of its other forms.
2.1    ADVISOR means any advisor who renders bona fide services to the Company and/or one or more of the Subsidiaries as an advisory or marketing board member and who is neither an Employee nor a director of the Company or any Subsidiary; provided that the services rendered are not in connection with the offer or sale of

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securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.
2.2    AWARD means, individually or collectively, any Option, SAR, Restricted Stock, Restricted Performance Stock, unrestricted Company Stock or Performance Unit Award.
2.3    AWARD AGREEMENT means the written agreement between the Company and each Participant that describes the terms and conditions of each Award. If there is a conflict between the terms of the Plan and the Award Agreement, the terms of the Plan will govern.
2.4    BOARD means the Board of Directors of the Company.
2.5     CAUSE with respect to any Participant, means: (a) gross negligence or gross neglect of duties; or (b) commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Participant’s employment or service, as the case may be, with the Company or any of its Subsidiaries; or (c) fraud, disloyalty, dishonesty or willful violation of any law, rule or regulation or any significant policy of the Company or any of its Subsidiaries committed in connection with the Participant’s employment or provision of services, as the case may be; or (d) issuance of an order for removal of the Participant by any agency which regulates the activities of the Company or any of its Subsidiaries.
Any determination of “Cause” under the Plan shall be made by the Committee in its sole discretion.
2.6    COMPANY means Peoples Bancorp Inc., an Ohio corporation.
2.7     COMPANY DIRECTOR means a non-employee member of the Board.
2.8     COMPANY STOCK means the Company’s common shares, without par value per share.
2.9     CODE means the Internal Revenue Code of 1986, as amended or superseded after the Effective Date, and any applicable rulings or regulations issued thereunder.
2.10     COMMITTEE means the Compensation Committee of the Board or a subcommittee thereof.
2.11     DISABILITY means: (a) with respect to an Incentive Stock Option, “disabled” within the meaning of Section 22(e)(3) of the Code; (b) with respect to any Award subject to Section 409A of the Code, “disabled” as defined under Section 409A of the Code; and (c) with respect to any Award not described in subsections (a) and (b) of this Section 2.11, a long-term disability as defined by the Company’s or applicable Subsidiary’s group disability insurance plan, or any successor plan that is applicable to such Participant at the time of his or her Termination.
2.12     EFFECTIVE DATE means April 13, 2006, the date on which the Peoples Bancorp Inc. 2006 Equity Plan was originally approved by the Shareholders.
2.13     EMPLOYEE means any person who, on any applicable date, is a common law employee of the Company or of any Subsidiary. A worker who is classified as other than a common law employee but who is subsequently reclassified as a common law employee of the Company or of any Subsidiary for any reason and on any basis will be treated as a common law employee only from the date that reclassification occurs and will not retroactively be reclassified as an Employee for any purpose of the Plan.
2.14     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.
2.15     EXERCISE PRICE means the amount, if any, that a Participant must pay to exercise an Award (other than an Option).
2.16     FAIR MARKET VALUE means, as of any specified date, an amount equal to the reported closing price on the specified date of a share of Company Stock on NASDAQ or any other established stock exchange or quotation system on which the Company Stock is then listed or traded or, if no shares of Company Stock have been traded on such date, the closing price of a share of Company Stock on NASDAQ or such other established stock exchange or quotation system as reported on the first day prior thereto on which shares of Company Stock were so traded. If the preceding sentence does not apply, Fair Market Value shall be determined: (a) with respect to Nonqualified Stock Options and SARs, by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, that satisfies the requirements of Treasury Regulation § 1.409A-1(b)(5); and (b) with respect to any other Awards, in good faith by the Committee using other reasonable means.

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2.17     FISCAL YEAR means the fiscal year of the Company, which is the period beginning January 1 and ending on December 31.
2.18     GOOD REASON means (a) if the Participant has entered into a “Change in Control Agreement” with the Company, the definition of good reason in the Participant’s Change in Control Agreement with the Company, and (b) if no such agreement exists, without the Participant's express written consent, after written notice to the Board, and after a thirty (30) day opportunity for the Board to cure, the continuing occurrence of any of the following events:
(i)    The assignment to the Participant of any material duties or responsibilities inconsistent with     the Participant's position(s), or a change in the Participant's reporting responsibilities, title(s), or office(s), or any removal of the Participant from or any failure to re-elect the Participant to any of such position(s), except in connection with the Participant's Termination for Cause, Disability, Retirement, or as a result of the Participant's death;
(ii)    A reduction by the Company or any of its Subsidiaries in the Participant's base salary;
(iii)     The taking of any action by the Company or any of its Subsidiaries which would adversely affect the Participant's participation in or materially reduce the Participant's benefits under any benefit plans, or the failure by the Company or its Subsidiaries, as applicable, to provide the Participant with the number of paid vacation days to which the Participant is then entitled on the basis of years of service with the Company and its Subsidiaries in accordance with the Company's normal vacation policy in effect on the Fourth Restatement Effective Date; or
(iv)     The Company or one of its Subsidiaries directing the Participant to be reassigned to an office location fifty (50) miles or more from the current office location of the Participant except for required travel on Company or Subsidiary business to an extent substantially consistent with the Participant's present business travel obligations or, in the event the Participant consents to any relocation, the failure by the Company or one of its Subsidiaries, as applicable, to pay (or reimburse the Participant) for all reasonable moving expenses incurred by the Participant relating to a change of the Participant's principal residence in connection with such relocation and to indemnify the Participant against any loss realized on the sale of the Participant's principal residence in connection with any such change of residence.
2.19     INCENTIVE STOCK OPTION means an option within the meaning of Section 422 of the Code.
2.20     NON-EMPLOYEE DIRECTOR means either a Company Director or a Subsidiary Director.
2.21     NONQUALIFIED STOCK OPTION means an option granted under the Plan other than an Incentive Stock Option.
2.22     OPTION means either a Nonqualified Stock Option or an Incentive Stock Option, in each case to purchase Company Stock.
2.23     OPTION PRICE means the price at which Company Stock may be purchased under an Option.
2.24     PARTICIPANT means an Employee, an Advisor or a Non-Employee Director to whom an Award has been made under the Plan.
2.25     PERFORMANCE GOALS means goals established by the Committee pursuant to Section 4.5.
2.26     PERFORMANCE PERIOD means a period of time over which performance is measured.
2.27     PERFORMANCE UNIT means the unit of measure determined under Article IX by which is expressed the value of a Performance Unit Award.
2.28     PERFORMANCE UNIT AWARD means an Award granted under Article IX.
2.29    PERSONAL REPRESENTATIVE means the person or persons who, upon the death, Disability, or incompetency of a Participant, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option or an SAR or the right to any Restricted Stock Award or any Performance Unit Award theretofore granted or made to such Participant.
2.30     PLAN means the Peoples Bancorp Inc. Fourth Amended and Restated 2006 Equity Plan.

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2.31    PREDECESSOR PLANS means the Peoples Bancorp Inc. 2002 Stock Option Plan, as amended, the Peoples Bancorp Inc. 1998 Stock Option Plan, the Peoples Bancorp Inc. 1995 Stock Option Plan and the Amended and Restated Peoples Bancorp Inc. 1993 Stock Option Plan.
2.32     RESTRICTED PERFORMANCE STOCK means Company Stock subject to Performance Goals.
2.33     RESTRICTED STOCK means Company Stock subject to the terms and conditions provided in Article VI and includes Restricted Performance Stock.
2.34     RESTRICTED STOCK AWARD means an Award granted under Article VI.
2.35    RESTRICTION PERIOD means a period of time determined under Section 6.2 during which Restricted Stock is subject to the terms and conditions provided in Section 6.3.
2.36    RETIREMENT means: (a) in the case of any Award made under the Plan prior to January 25, 2018, a Termination by a Participant other than due to death or Disability on or after attaining 65 years of age and with at least 10 years of service with the Company or any Subsidiary; and (b) in the case of any Award made under the Plan on or after January 25, 2018, a Termination by a Participant other than due to death or Disability on or after attaining 62 years of age and with at least five years of service with the Company or any Subsidiary.
2.37    SAR means a stock appreciation right granted under Section 5.7.
2.38    SHAREHOLDERS mean the shareholders of the Company.
2.39    SUBSIDIARY means any corporation or other entity that is under common control with the Company, as determined under Sections 414(b) and (c) of the Code, but modified as permitted by Section 409A of the Code.
2.40    SUBSIDIARY DIRECTOR means a non-employee member of the board of directors of a Subsidiary who is not also a Company Director.
2.41    TERMINATION means a “separation from service” as defined under Section 409A of the Code.
2.42    FOURTH RESTATEMENT EFFECTIVE DATE means the date the Plan is approved by the Shareholders.
ARTICLE III
ADMINISTRATION
3.1 COMMITTEE TO ADMINISTER. The Plan shall be administered by the Committee, in accordance with its Charter, as amended from time to time by the Board; provided, however, that the Board has the authority to grant Awards to Company Directors.
3.2 POWERS OF COMMITTEE.
(a)    The Committee and the Board shall have full power and authority to interpret and administer the Plan and to establish and amend rules and regulations for its administration. Any action or decision by the Board or the Committee shall be final, binding and conclusive with respect to the interpretation of the Plan and any Award made under it.
(b)    Subject to the provisions of the Plan, the Committee or the Board, as the case may be, shall have authority, in its discretion, to determine those Employees, Advisors and Non-Employee Directors who shall receive an Award; the time or times when any such Award shall be made; the vesting schedule, if any, for the Award; and the type of Award to be granted, the number of shares of Company Stock to be subject to each Option, each SAR, and each Restricted Stock Award, the value of each Performance Unit and all other terms and conditions of any Award.
(c)    The Committee or the Board, as the case may be, shall determine and set forth in an Award Agreement the terms of each Award, including such terms, restrictions, and provisions as shall be necessary to cause certain Options to qualify as Incentive Stock Options. The Committee or the Board, as the case may be, may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement, in such manner and to the extent the Committee or the Board, as appropriate, shall determine in order to carry out the purposes of the Plan. The Committee or the Board, as the case may be, may, in its discretion, accelerate (i) the date on which an Option or an SAR may be exercised, (ii) the date of termination of the restrictions applicable to a Restricted Stock Award, or (iii) the end of a Performance Period under a Performance Unit Award, if the Committee or

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the Board, as appropriate, determines that to do so will be in the best interests of the Company and the Participants in the Plan.
ARTICLE IV
AWARDS
4.1    AWARDS. Awards under the Plan shall consist of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, Restricted Performance Stock, unrestricted Company Stock and Performance Units. All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee or the Board, as the case may be, deems appropriate. Awards under a particular Article or Section of the Plan need not be uniform and Awards under two or more Articles or Sections may be combined in one Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Employee, Advisor or Non-Employee Director. Awards of Performance Units and Restricted Performance Stock shall be earned solely upon attainment of Performance Goals and the Committee shall have no discretion to increase the amounts to be received or paid under such Awards.
4.2    ELIGIBILITY FOR AWARDS. An Award may be made to any Employee or Advisor selected by the Committee. In making this selection and in determining the form and amount of the Award, the Committee may give consideration to the functions and responsibilities of the respective Employee and/or Advisor, his or her present and potential contributions to the success of the Company or any of its Subsidiaries, the value of his or her services to the Company or any of its Subsidiaries, and such other factors deemed relevant by the Committee. Non-Employee Directors are eligible to receive Awards pursuant to Article VII.
4.3    SHARES AVAILABLE UNDER THE PLAN.
(a)    The Company Stock to be offered under the Plan pursuant to Options, SARs, Performance Unit Awards, Restricted Performance Stock, Restricted Stock and unrestricted Company Stock Awards must be (i) Company Stock previously issued and outstanding and reacquired by the Company or (ii) authorized but unissued Company Stock not reserved for any other purpose. Subject to adjustment under Section 12.1, the number of shares of Company Stock that may be issued under the Plan on or after the Fourth Restatement Effective Date (the “Section 4.3 Limit”) will be 750,000 shares of Company Stock plus (i) the number of shares of Company Stock attributable to Awards that are outstanding under the Peoples Bancorp Inc. Third Amended and Restated 2006 Equity Plan immediately prior to the approval of the Plan by the Shareholders on the Fourth Restatement Effective Date, and (ii) the number of shares of Company Stock that were authorized to be issued under the Peoples Bancorp Inc. Third Amended and Restate 2006 Equity Plan immediately prior to the approval of the Plan by the Shareholders on the Fourth Restatement Effective Date but that were not subject to an outstanding Award immediately prior to such approval.
(b)    The maximum number of shares of Company Stock that may be issued subject to Incentive Stock Options is 750,000 subject to adjustment under Section 12.1.
(c)    The Section 4.3 Limit shall not have counted against it: (i) shares of Company Stock subject to an Award granted under the Plan which Award for any reason on or after the Fourth Restatement Effective Date terminates by expiration, forfeiture, cancellation or otherwise without having been exercised or paid; and (ii) shares of Company Stock withheld from an Award that is not an Option or SAR, or tendered by a Participant to the Company, in either case to satisfy a Participant’s minimum required tax withholding obligations in connection with that Award.
The Section 4.3 Limit shall have counted against it: (iii) the number of shares of Company Stock subject to an Option or SAR which is equal to the number of shares of Company Stock tendered by a Participant to the Company to satisfy the Participant’s tax withholding obligations or to pay the Option Price of such Option or the Exercise Price of such SAR, as applicable; (iv) the number of shares of Company Stock withheld from any Option or SAR to satisfy a Participant’s tax withholding obligations or to pay the Option Price of such Option or the Exercise Price of such SAR; (v) if an SAR is settled in whole or in part by the issuance of shares of Company Stock, the number of shares of Company Stock which represents the difference between (A) the number of shares of Company Stock which remain subject to such SAR on the date of such settlement and (B) the number of shares of Company Stock actually issued upon settlement of such SAR; (vi) the number of shares of Company Stock subject to an Option which is equal to the number of shares of Company Stock acquired by the Company on the open market using the cash proceeds received by the Company from the exercise of such Option; provided, however, that such number of shares of Company Stock

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shall in no event be greater than the number which is determined by dividing (A) the amount of cash proceeds received by the Company from the Participant upon the exercise of such Option by (B) the Fair Market Value of a share of the Company Stock on the date of exercise of such Option; or (vii) to the extent that a Participant has elected to withhold shares of Company Stock from an Award that is not an Option or SAR in excess of the minimum required tax withholding, the shares of Company Stock withheld for the excess withholding.
(d)    No awards shall be granted under any Predecessor Plan on and after April 13, 2006.
4.4    LIMITATION ON AWARDS. All of the limitations set forth in this section are subject to adjustment under Section 12.1.
The maximum number of shares of Company Stock subject to Restricted Stock and Performance Units that may be granted to any one Employee or Advisor with respect to a Performance Period or Restriction Period may not exceed 125,000 shares of Company Stock for each Fiscal Year included in such Performance Period or Restriction Period.
The maximum number of shares of Company Stock subject to Options or SARs that may be granted to any one Participant in any one Fiscal Year shall not exceed 125,000.
The maximum aggregate dollar value of any Award(s) that may be granted to any one Non-Employee Director in any one Fiscal Year shall not exceed $150,000.
4.5    GENERAL PERFORMANCE GOALS.
(a)    Performance Goals relating to the payment or vesting of an Award that is intended to be performance-based will be comprised of one or more of the following performance criteria as the Committee may deem appropriate:
a.Earnings per share (actual or targeted growth);
b.Net income after capital costs;
c.Net income (before or after taxes);
d.Return measures (including, but not limited to, return on average assets, risk-adjusted return on capital, return on average equity, pre-provision net revenue, or return on tangible common equity);
e.Efficiency ratio;
f.Full-time equivalency control;
g.Stock price (including, but not limited to, growth measures, share price appreciation, or total shareholder return);
h.Non-interest income compared to net interest income ratio;
i.Expense targets (including, but not limited to, reduction in or maintenance of non-interest expense);
j.Operating efficiency;
k.Economic value added or EVA(R);
l.Credit quality measures;
m.Customer satisfaction measures;
n.Loan growth;
o.Deposit growth;
p.Net interest margin;
q.Fee income;
r.Operating expense;
s.Balance sheet measures including assets, loans, charge-offs, loan loss reserves, non-performing assets, deposits, asset quality levels, and investments;

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t.Balance sheet management;
u.Interest income;
v.Investment management;
w.Maintenance or improvement of net interest income;
x.Market capitalization;
y.Market share;
z.Non-interest income growth;
aa.Productivity ratios;
ab.Revenues;
ac.Risk management measures including interest-sensitivity gap levels, regulatory compliance, satisfactory internal or external audits, and financial ratings;
ad.Tangible common equity; or
ae.other performance criteria as the Committee deems appropriate.
(b)    Any of the performance criteria listed in Section 4.5(a) may be applied solely with reference to the Company and/or any Subsidiary or relatively between the Company and/or any Subsidiary and one or more unrelated entities. In addition, different performance criteria may be applied to individual Participants or to groups of Participants and, as specified by the Committee, may be based on results achieved (i) separately by the Company or any Subsidiary, (ii) any combination of the Company and the Subsidiaries or (iii) any combination of business units or divisions of the Company and the Subsidiaries.
(c)    Except as otherwise provided in the Plan or the Award Agreement, as of the end of each Performance Period, the Committee shall certify in writing the extent to which a Participant has or has not met the Participant’s Performance Goal(s). Performance Goals may be calculated without regard to extraordinary items or adjusted, as the Committee deems equitable, in recognition of unusual or non-recurring events affecting the Company and/or its Subsidiaries or changes in applicable tax laws or accounting principles.
(d)    The Committee shall make (i) appropriate adjustments to performance criteria to reflect the effect on any performance criteria of any stock dividend or stock split affecting Company Stock, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to Shareholders, exchange of shares or similar corporate change and (ii) similar adjustments to any portion of performance criteria that is not based on Company Stock but which is affected by an event having an effect similar to those just described.
ARTICLE V
OPTIONS AND STOCK APPRECIATION RIGHTS
5.1    AWARD OF OPTIONS. The Committee may, from time to time, and on such terms and conditions as the Committee may prescribe, award: (a) Incentive Stock Options, subject to Section 5.5, to any eligible Employee of the Company (or any subsidiary or parent corporation within the meaning of Sections 424(e) and 424(f) of the Code); and (b) Nonqualified Stock Options to any Employee or Advisor.
5.2    PERIOD OF OPTION.
(a)    An Option granted under the Plan shall be exercisable only in accordance with the vesting schedule approved by the Committee. The Committee may in its discretion prescribe additional conditions, restrictions or terms on the vesting of an Option, including the full or partial attainment of Performance Goals pursuant to Section 4.5. After the Option vests, the Option may be exercised at any time during the term of the Option, in whole or in installments, as specified in the related Award Agreement. Subject to Article X and except as provided in Section 5.5, the term of each Option shall not be more than ten years from the date of grant.

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(b)    Except as provided in Article X or as otherwise provided by the Committee, a Participant may not exercise an Option unless such Participant is then, and continually (except for sick leave, military service, or other approved leave of absence) after the grant of the Option has been, an Employee or Advisor.
5.3    AWARD AGREEMENT. Each Option shall be evidenced by an Award Agreement. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.
5.4    OPTION PRICE, EXERCISE AND PAYMENT.
(a)    Except as provided in Section 5.5, the Option Price with respect to Company Stock subject to each Option shall be determined by the Committee but shall be a price not less than 100 percent of the Fair Market Value of Company Stock at the date such Option is granted.
(b)    Vested Options may be exercised from time to time by giving written notice to the Chief Financial Officer of the Company or the Secretary of the Committee, or his or her designee, specifying the number of shares of Company Stock to be purchased. The notice of exercise shall be accompanied by payment in full of the Option Price in cash or the Option Price may be paid in whole or in part through the transfer to the Company of shares of Company Stock in accordance with procedures established by the Committee from time to time. In addition, in accordance with the rules and procedures established by the Committee for this purpose, an Option may also be exercised through a cashless exercise procedure involving a broker or dealer, that affords a Participant the opportunity to sell immediately some or all of the shares of Company Stock underlying the exercised portion of the Option in order to generate sufficient cash to pay the Option Price and/or to satisfy withholding tax obligations related to the Option.
(c)    In the event such Option Price is paid, in whole or in part, with shares of Company Stock, the portion of the Option Price so paid shall be equal to the value, as of the date of exercise of the Option, of such shares. The value of such shares shall be equal to the number of such shares multiplied by the Fair Market Value of such shares on the trading day coincident with the date of exercise of such Option (or the immediately preceding trading day if the date of exercise is not a trading day). The Company shall not issue or transfer Company Stock upon exercise of an Option until the Option Price is fully paid.
5.5    LIMITATIONS ON INCENTIVE STOCK OPTIONS. Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement that cannot be so construed shall be disregarded. No Incentive Stock Option may be granted to any Employee who, at the time of such grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company (or any subsidiary or parent corporation within the meaning of Sections 424(e) and 424(f) of the Code) unless: (a) the Option Price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted; and (b) such Incentive Stock Option may not be exercised more than five years after it is granted. Notwithstanding anything in the Plan to the contrary, to the extent required by the Code, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422 of the Code; provided that, to the extent any grant exceeds such $100,000 calendar year limit, the portion of such granted Option in excess of such limit shall be deemed a Nonqualified Stock Option in accordance with Section 422 of the Code.
5.6    RIGHTS AND PRIVILEGES. A Participant shall have no rights as a Shareholder with respect to any shares of Company Stock covered by an Option until the issuance of such shares to the Participant.
5.7    AWARD OF SARs.
(a)    The Committee may, from time to time, and on such terms and conditions as the Committee may prescribe, award SARs to any Employee and/or Advisor.
(b)    An SAR shall represent the right to receive payment of an amount equal to: (i) the amount by which the Fair Market Value of one share of Company Stock on the date of exercise of the SAR exceeds the Exercise Price; multiplied by (ii) the number of shares of Company Stock covered by the SAR. Payment of the amount to which a Participant is entitled upon the exercise of an SAR shall be made in cash, Company Stock, or partly in cash and partly in Company Stock at the discretion of the Committee. The shares shall be valued at their Fair Market Value on the date of exercise.

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(c)    SARs awarded under the Plan shall be evidenced by an Award Agreement between the Company and the Participant.
(d)    The Committee may prescribe conditions and limitations on the exercise of any SAR. SARs may be exercised only when the Fair Market Value of a share of Company Stock exceeds the Exercise Price. The Exercise Price under each SAR shall be determined by the Committee but shall be a price not less than 100 percent of the Fair Market Value of Company Stock at the date such SAR is granted.
(e)    An SAR shall be exercisable only by written notice to the Chief Financial Officer of the Company or the Secretary of the Committee, or his or her designee.
(f)    Subject to Article X, the term of each SAR shall not be more than ten years from the date of grant.
To the extent not previously exercised, all SARs shall automatically be exercised on the last trading day prior to their expiration, so long as the Fair Market Value of a share of Company Stock exceeds the Exercise Price, unless prior to such day the holder of an SAR instructs the Chief Financial Officer of the Company or the Secretary of the Committee otherwise in writing.
(g)     Subject to Article X, each SAR shall expire on a date determined by the Committee at the time of grant.
5.8    REPRICING. Except for adjustments made pursuant to Section 12.1 or Section 12.2 of the Plan, in no event may the Board or the Committee, without obtaining approval of the Shareholders: (a) amend the terms of an outstanding Award to reduce the Option Price of an outstanding Option or the Exercise Price of an outstanding SAR; (b) cancel an outstanding Option or SAR in exchange for Options or SARs with an Option Price or Exercise Price, as applicable, that is less than the Option Price or Exercise Price of the original Option or SAR; or (c) cancel an outstanding Option or SAR with an Option Price or Exercise Price, as applicable, which is above the current Fair Market Value of the Company Stock in exchange for cash or other securities.
ARTICLE VI
RESTRICTED STOCK
6.1    AWARD OF RESTRICTED STOCK. The Committee may make a Restricted Stock Award to any Employee and/or Advisor, subject to this Article VI and to such other terms and conditions as the Committee may prescribe.
6.2    RESTRICTION PERIOD. At the time of making a Restricted Stock Award, the Committee shall establish the Restriction Period applicable to such Award. The Committee may establish different Restriction Periods from time to time and each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. Restriction Periods, when established for a Restricted Stock Award, shall not be changed except as permitted by Section 6.3.
6.3    OTHER TERMS AND CONDITIONS. Company Stock, when awarded pursuant to a Restricted Stock Award, will be represented in a book entry account in the name of the Participant who receives the Restricted Stock Award. The Participant shall be entitled to receive dividends during the Restriction Period and shall have the right to vote such Restricted Stock and shall have all other Shareholder rights, with the exception that: (i) unless otherwise provided by the Committee, in the case of Restricted Performance Stock, dividends which would otherwise be received during the Restriction Period shall be accrued and paid to the Participant in the same proportion and at the same time as the underlying Restricted Performance Stock vests, if at all; (ii) unless otherwise provided by the Committee, if any dividends are paid in shares of Company Stock, those shares will be subject to the same restrictions as the shares of Restricted Stock with respect to which they were issued; (iii) the Participant will not be entitled to delivery of any stock certificate evidencing the Company Stock underlying the Restricted Stock Award during the Restriction Period; (iv) the Company will retain custody of the Restricted Stock during the Restriction Period; and (v) a breach of a restriction or a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award will cause a forfeiture of the Restricted Stock Award. The Committee may, in addition, prescribe additional restrictions, terms, or conditions upon or to the Restricted Stock Award including the attainment of Performance Goals in accordance with and as contemplated by Section 4.5.
6.4    RESTRICTED STOCK AWARD AGREEMENT. Each Restricted Stock Award shall be evidenced by an Award Agreement.

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6.5    PAYMENT FOR RESTRICTED STOCK. Restricted Stock Awards may be made by the Committee under which the Participant shall not be required to make any payment for the Company Stock or, in the alternative, under which the Participant, as a condition to the Restricted Stock Award, shall pay all (or any lesser amount than all) of the Fair Market Value of the Company Stock, determined as of the date the Restricted Stock Award is made. If the latter, such purchase price shall be paid in cash as provided in the Award Agreement.
ARTICLE VII
AWARDS FOR NON-EMPLOYEE DIRECTORS
7.1    AWARDS TO NON-EMPLOYEE DIRECTORS. The Board shall determine all Awards to Company Directors and the Committee shall determine all Awards to Subsidiary Directors. The Board or the Committee, as the case may be, retains the discretionary authority to make Awards to Non-Employee Directors and any type of Award (other than Incentive Stock Options) may be granted to Non-Employee Directors under the Plan. All such Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Board or the Committee, as the case may be, deems appropriate.
7.2    NO RIGHT TO CONTINUANCE AS A DIRECTOR. None of the actions of the Company in establishing the Plan, the actions taken by the Company, the Board, or the Committee under the Plan, or the granting of any Award under the Plan shall be deemed (i) to create any obligation on the part of the Board or the board of directors of the applicable Subsidiary to nominate any Non-Employee Director for reelection or (ii) to be evidence of any agreement or understanding, express or implied, that the Non-Employee Director has a right to continue as a Non-Employee Director for any period of time or at any particular rate of compensation.
ARTICLE VIII
UNRESTRICTED COMPANY STOCK AWARDS FOR EMPLOYEES AND/OR ADVISORS
8.1 The Committee may make awards of unrestricted Company Stock to Employees and/or Advisors on such terms and conditions as the Committee may prescribe.
ARTICLE IX
AWARD OF PERFORMANCE UNITS
9.1    AWARD OF PERFORMANCE UNITS. The Committee may award Performance Units to any Employee and/or Advisor. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value of the Performance Unit, determined in the manner established by the Committee at the time of Award.
9.2    PERFORMANCE PERIOD. At the time of each Performance Unit Award, the Committee shall establish, with respect to each such Award, a Performance Period during which performance shall be measured. There may be more than one Performance Unit Award in existence at any one time, and Performance Periods may differ.
9.3    PERFORMANCE GOALS. Performance Units shall be awarded to a Participant and earned contingent upon the attainment of Performance Goals in accordance with and as contemplated by Section 4.5.
9.4    PERFORMANCE UNIT VALUE. Each Performance Unit shall have a maximum dollar value established by the Committee at the time of the Award. Performance Units earned will be determined by the Committee in respect of a Performance Period in relation to the degree of attainment of Performance Goals. The measure of a Performance Unit may, in the discretion of the Committee, be equal to the Fair Market Value of one share of Company Stock.
9.5    AWARD CRITERIA. In determining the number of Performance Units to be granted to any Participant, the Committee shall take into account the Participant’s responsibility level, performance, potential, cash compensation level, other incentive awards, and such other considerations as it deems appropriate.
9.6    PAYMENT.

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(a)    Following the end of the applicable Performance Period, a Participant holding Performance Units will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Units, based on the achievement of the Performance Goals for such Performance Period, as determined by the Committee.
(b)    Awards may be paid in cash or Company Stock, or any combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments at the discretion of the Committee and shall be subject to such other terms and conditions as shall be determined by the Committee.
9.7    PERFORMANCE UNIT AWARD AGREEMENTS. Each Performance Unit Award shall be evidenced by an Award Agreement.
ARTICLE X
GENERAL TERMINATION PROVISIONS
10.1    TERMINATION. Subject to Article XI and unless otherwise specified in the applicable Award Agreement, the following provisions will govern the treatment of a Participant’s outstanding Awards following a Participant’s Termination.
(a)    Unless otherwise provided by the Committee, if the Participant’s Termination is due to Disability or Retirement, all of the Participant’s outstanding Options, SARs or Restricted Stock shall become fully vested and, if applicable, exercisable at the time and under the conditions, including attainment of the Performance Goals, as such Options, SARs and Restricted Stock would otherwise vest and become exercisable pursuant to the terms of the Award Agreement; and any Options or SARs that are exercisable at the time of the Participant’s Termination or become exercisable pursuant to this Section 10.1(a) may be exercised by the Participant at any time before the earlier of (i) one year after the date such Option or SAR became vested, or (ii) the expiration date of the Award; provided, however, that an Option which is intended to qualify as an Incentive Stock Option will only be treated as such to the extent it complies with the requirements of Section 422 of the Code in respect of the exercise of such Option. Upon the Participant’s Termination for any reason other than death, Disability or Retirement, any Awards that are not vested and/or exercisable on the date of such Termination will immediately terminate and be of no further force and effect.
(b)    If the Participant Terminates for any reason other than (i) death, (ii) Disability, (iii) Retirement or (iv) for Cause, such Participant’s outstanding SARs or Options may be exercised at any time within three months after such Termination, to the extent of the number of shares of Company Stock covered by such Options or SARs which are exercisable (and have not yet been exercised) at the date of such Termination; except that an Option or SAR shall not be exercisable on any date beyond the expiration date of such Option or SAR.
(c)    Upon a Termination for Cause, any Options and any SARs held by the Participant (whether or not then exercisable) shall expire and any rights thereunder shall terminate immediately. Any non-vested Restricted Stock Awards of such Participant shall immediately be forfeited and any rights thereunder shall terminate.
(d)    Unless otherwise provided by the Committee, upon a Termination due to the Participant's death, all Options, SARs and Restricted Stock not subject to Performance Goals shall immediately vest and, if applicable, become exercisable; a portion of the Options, SARs and Restricted Stock subject to Performance Goals, determined by multiplying the number of shares subject to such Options, SARs and Restricted Stock by a fraction, the numerator of which is the number of whole months elapsed during the Performance Period prior to the Participant's death, and the denominator of which is the number of months in the Performance Period, shall immediately vest; and any SARs and any Options that are then, or become, exercisable may be exercised by the Participant's Personal Representative at any time before the earlier of (i) one year after the Participant's death, or (ii) the expiration date of the Award.
(e)    If a Participant who Terminates due to Retirement dies prior to exercising all of his or her outstanding Options and SARs, then such Options and such SARs may be exercised by the Participant’s Personal Representative at any time before the earlier of (i) one year after the Participant’s death or (ii) the expiration date of the Award; provided, however, that, an Option which is intended to qualify as an Incentive Stock Option will only be treated as such to the extent it complies with the requirements of Section 422 of the Code in respect of the exercise of such Option.

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2023 Proxy Statement

Peoples Bancorp Inc.

(f)    Subject to Article XI, a Performance Unit Award shall terminate for all purposes if the Participant Terminates at any time during the applicable Performance Period, except as may otherwise be determined by the Committee. Subject to Article XI, in the event that a Participant holding a Performance Unit Terminates following the end of the applicable Performance Period but prior to full payment according to the terms of the Performance Unit Award, the Performance Unit Award shall terminate except when the Termination is due to death, Disability or Retirement or as may otherwise be determined by the Committee.
ARTICLE XI
CHANGE IN CONTROL OF THE COMPANY
11.1    CONTRARY PROVISIONS. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article XI shall govern and supersede any inconsistent terms or provisions of the Plan.
11.2    DEFINITION OF CHANGE IN CONTROL. For purposes of the Plan, Change in Control shall mean a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A of the Code. For purposes of clarity, a Change in Control shall mean:
(a)    A change in the ownership of the Company where any one person, or more than one person acting as a group, acquires ownership of more than 50% of the stock of the Company, measured based on the total fair market value or total voting power of the stock of the Company;
(b)    A change in the effective control of the Company where any one person, or more than one person acting as a group, acquires ownership of more than 30% of the total voting power of the stock of the Company;
(c)    A change in the members of the Company’s Board, where a majority of the directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board before the date of the appointment or election; or
(d)    A change in the ownership of more than 40 percent of the total gross fair market value of all of the assets of the Company’s assets immediately before such acquisition or acquisitions.
For purposes of this Section 11.2, persons will not be considered to be acting as a group solely because they purchase or own stock or assets of the Company at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, purchase or acquisition of assets, or similar business transaction with the Company.
11.3    EFFECT OF CHANGE IN CONTROL ON CERTAIN AWARDS.
(a)    If the Company is not the surviving corporation following a Change in Control, and the surviving corporation following such Change in Control or the acquiring corporation (such surviving corporation or acquiring corporation is hereinafter referred to as the “Acquiror”) does not assume the outstanding Options, SARs, Restricted Stock, Restricted Performance Stock or Performance Units or does not substitute equivalent equity awards relating to the securities of such Acquiror or its affiliates for such outstanding Awards, then all outstanding Options and SARs shall become immediately and fully exercisable and all Restricted Stock Awards (other than Restricted Performance Stock Awards) shall become fully vested and all restrictions will immediately lapse. In the case of Restricted Performance Stock and Performance Units, the target payout opportunities under all outstanding Awards of Restricted Performance Stock and Performance Units shall be deemed to have been fully earned based on the target level of performance being attained as of the effective date of the Change in Control. In addition, the Board or its designee may, in its sole discretion, provide for a cash payment to be made to each Participant for the outstanding Restricted Stock, Restricted Performance Stock or Performance Units upon the consummation of the Change in Control, determined on the basis of the Fair Market Value that would be received in such Change in Control by the holders of the Company’s securities relating to such Awards. Notwithstanding the foregoing, any Option intended to be an Incentive Stock Option under Section 422 of the Code shall be adjusted in a manner to preserve such status.
(b)    If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the outstanding Options, SARs, Restricted Stock, Restricted Performance Stock or Performance Units or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such outstanding Awards, then

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2023 Proxy Statement

Peoples Bancorp Inc.

all such outstanding Awards or such substitutes therefor shall remain outstanding and be governed by their respective terms and the provisions of the Plan.
(c)    If (i) a Participant is Terminated by the Company and its Subsidiaries and/or the Acquiror, as applicable, without Cause or the Participant Terminates for Good Reason within twenty-four (24) months following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror has assumed the outstanding Options, SARs, Restricted Stock, Restricted Performance Stock or Performance Units or substituted equivalent equity awards relating to the securities of such Acquiror or its affiliates for such outstanding Awards, then all outstanding Options and SARs or substituted equivalent equity awards shall become immediately and fully exercisable and all outstanding Restricted Stock Awards (other than Restricted Performance Stock Awards) shall become fully vested and all restrictions will immediately lapse. In the case of Restricted Performance Stock and Performance Units, the target payout opportunities under all outstanding Awards of Restricted Performance Stock and Performance Units shall be deemed to have been fully earned based on the target level of performance being attained.
(d)    If (i) a Participant is Terminated by the Company and its Subsidiaries and/or the Acquiror, as applicable, for Cause within twenty-four (24) months following a Change in Control and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror has assumed the outstanding Options, SARs, Restricted Stock, Restricted Performance Stock, or Performance Units or substituted equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all outstanding Options and SARs held by such Participant shall expire, and any non-vested outstanding Restricted Stock, Restricted Performance Stock or Performance Units shall be forfeited, and any and all rights under all such outstanding Awards shall terminate immediately.
(e)    Outstanding Options or SARs as to which vesting is accelerated in accordance with Section 11.3, may be exercised by the Participant following Termination subject to the provisions of Article X; provided, however, that a Participant whose Options or SARs become exercisable in accordance with Section 11.3(c) may exercise such Options or SARs at any time within one year after such Termination, except that an Option or SAR shall not be exercisable in any event on any date beyond the expiration date of such Option or SAR.
In the event of a Participant’s death after such Termination, the exercisability of Options and SARs shall be treated in the same manner as that provided for Termination due to Retirement in Section 10.1(e).
11.4    AMENDMENT OR TERMINATION. This Article XI shall not be amended or terminated at any time if any such amendment or termination would adversely affect the rights of any Participant under the Plan.
ARTICLE XII
MISCELLANEOUS PROVISIONS
12.1    ADJUSTMENTS UPON CHANGES IN STOCK. In case of any reorganization, recapitalization, reclassification, stock split, stock dividend, distribution, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, appropriate adjustments shall be made by the Committee or the Board, as the case may be, (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the Option Price per share subject to outstanding Options, the number and kind of shares and the Exercise Price per share subject to outstanding SARs, or the number and kind of shares which may be issued under outstanding Restricted Stock Awards or pursuant to unrestricted Company Stock Awards. Appropriate adjustments shall also be made by the Committee or the Board, as the case may be, in the terms of any Awards under the Plan, subject to Article XI, to reflect such changes and to modify any other terms of outstanding Awards on an equitable basis. Any such adjustments made by the Committee or the Board pursuant to this Section 12.1 shall be conclusive and binding for all purposes under the Plan. Any adjustments made pursuant to this Section 12.1 shall be made consistent with the requirements of Section 409A of the Code, to the extent applicable.
12.2    AMENDMENT, SUSPENSION, AND TERMINATION OF PLAN.
(a)    The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder

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2023 Proxy Statement

Peoples Bancorp Inc.

shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without Shareholder approval, (i) except as provided in Section 12.1, increase the number of shares of Company Stock which may be issued under the Plan, (ii) expand the types of awards available to Participants under the Plan, (iii) materially expand the class of employees and/or advisors eligible to participate in the Plan, (iv) materially change the method of determining the Option Price of Options or the Exercise Price of SARs; (v) delete or limit the provision in Section 5.8 prohibiting the repricing of Options and SARs; (vi) extend the termination date of the Plan or (vii) be made to the extent that Shareholder approval is required to satisfy any applicable laws or regulations or the rules or standards of any securities exchange, market or other quotation system on or through which the Company Stock is listed or traded. No such amendment, suspension, or termination shall materially adversely alter or impair any outstanding Options, SARs, shares of Restricted Stock, or Performance Units without the consent of the Participant affected thereby.
(b)    The Committee may amend or modify any outstanding Options, SARs, Restricted Stock Awards, or Performance Unit Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to award such Options, SARs, Restricted Stock Awards, or Performance Unit Awards as so modified or amended, including without limitation, to change the date or dates as of which such Options or SARs may be exercised, to remove the restrictions on shares of Restricted Stock, or to modify the manner in which Performance Units are determined and paid. Notwithstanding the foregoing, any amendment or modification of any Award shall be made in accordance with the requirements of Section 409A of the Code, to the extent applicable.
(c)    Notwithstanding the other provisions of this Section 12.2, the Plan and any Award Agreements may be amended without any additional consideration to affected Participants to the extent necessary to comply with, or avoid penalties under, Section 409A of the Code, even if those amendments reduce, restrict or eliminate rights granted prior to such amendments.
12.3    NONUNIFORM DETERMINATIONS. The Committee’s (or, if applicable, the Board’s) determinations under the Plan, including without limitation, (a) the determination of the Employees, Advisors and Non-Employee Directors to receive Awards, (b) the form, amount, and timing of any Awards, (c) the terms and provisions of any Awards and (d) the Award Agreements evidencing the same, need not be uniform and may be made by it selectively among Employees, Advisors and/or Non-Employee Directors who receive, or who are eligible to receive, Awards under the Plan, whether or not such Employees, Advisors and/or Non-Employee Directors are similarly situated.
12.4    GENERAL RESTRICTION. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (a) the listing, registration, or qualification of the shares of Company Stock subject or related thereto upon NASDAQ or any other established stock exchange, market or quotation system or under any state or federal law, (b) the consent or approval of any government or regulatory body, or (c) an agreement by the Participant with respect thereto, is necessary, then such Award shall not become exercisable in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.
12.5    NO RIGHT TO EMPLOYMENT. None of the actions of the Company in establishing or maintaining the Plan, the actions taken by the Company, the Board or the Committee under the Plan, or the granting of any Award under the Plan shall be deemed (a) to create any obligation on the part of the Company or any Subsidiary to retain any person in the employ of, or continue the provision of services by any person to, the Company or any Subsidiary, or (b) to be evidence of any agreement or understanding, express or implied, that the person has a right to continue as an employee, or advisor for any period of time or at any particular rate of compensation.
12.6    GOVERNING LAW. The provisions of the Plan shall take precedence over any conflicting provision contained in an Award Agreement. All matters relating to the Plan or to Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Ohio without regard to the principles of conflict of laws.
12.7 TRUST ARRANGEMENT. All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company’s general creditors; provided, however, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

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2023 Proxy Statement

Peoples Bancorp Inc.

12.8    INDEMNIFICATION OF BOARD AND COMMITTEE. Indemnification of the members of the Board and/or the members of the Committee shall be in accordance with the Code of Regulations of the Company as amended by the Shareholders from time to time.
12.9    NO IMPACT ON BENEFITS. Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in calculating benefits.
12.10    BENEFICIARY DESIGNATION. Each Participant may name a beneficiary or beneficiaries to receive or exercise any vested Award that is unpaid or unexercised at the Participant’s death. Unless otherwise provided in the beneficiary designation, each designation will revoke all prior designations made by the same Participant, must be made on a form prescribed by the Committee and will be effective only when filed in writing with the Committee. If a Participant has not made an effective beneficiary designation, the deceased Participant’s beneficiary will be the Participant’s surviving spouse or, if none, the deceased Participant’s estate. The identity of a Participant’s designated beneficiary will be based only on the information included in the latest beneficiary designation form completed by the Participant and will not be inferred from any other evidence.
12.11    TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event arising as a result of an Award granted hereunder, a Participant may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Company Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. Notwithstanding the foregoing, subject to the approval of the Committee, the Participant may authorize the Company to deduct or withhold a higher level of tax withholding provided that such higher withholding level would not have a negative accounting impact for the Company.
12.12    SECTION 409A OF THE CODE. It is intended that the Plan comply with, or be exempt from, Section 409A of the Code, as the case may be, and the Plan will be interpreted, administered and operated consistent with this intent. Nothing herein shall be construed as an entitlement to or guarantee of any particular tax treatment to any Participant. None of the Company, any Subsidiary, the Board or the Committee shall have any liability to any person in the event the Plan fails to comply with the requirements of Section 409A of the Code at any time.
The Company may accelerate the time or schedule of a distribution to a Participant at any time the Plan fails to meet the requirements of Section 409A of the Code and the regulations promulgated thereunder. Such payment may not exceed the amount required to be included in income as a result of the failure to comply with the requirements of Section 409A of the Code.
12.13    CLAWBACK. Notwithstanding any other provisions in the Plan, any Award which is subject to recovery under any law, governmental regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, governmental regulation or stock exchange listing requirement (or any policy adopted by the Company whether or not such adoption was pursuant to any such law, governmental regulation or stock exchange listing requirement). For purposes of clarity, the Company may clawback gains from Awards in the event of certain financial restatements.
12.14    TRANSFERABILITY. During a Participant’s lifetime, any Award may be exercised only by the Participant or any guardian or legal representative of the Participant, and the Award shall not be transferable except: (a) by will or the laws of descent and distribution; or (b) pursuant to the terms of a final court order to which the Participant is a party that is issued by a domestic relations court in connection with the Participant’s divorce or legal separation.
12.15    RESTRICTION ON PAYMENT OF DIVIDENDS OR DIVIDEND EQUIVALENTS. For purposes of clarity, to the extent an Award under the Plan contains related dividend or dividend equivalent rights, no dividends payable or accrued in connection with such rights shall be paid to the Participant until the restrictions on the Award to which such rights relate lapse and such accrued dividends or dividend equivalents shall be forfeited to the extent that the Participant forfeits the related Award.

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2023 Proxy Statement

Peoples BANCORP.
Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐

TO VOTE OVER THE INTERNET OR BY TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

The Board of Directors Recommends a Vote "FOR" All of the Director Nominees Listed in Item No. 1, and "FOR" the Proposals in Item No. 2, Item No. 3 and Item No. 4.

1. Election of twelve directors, each to serve for a one-year term to expire at the 2024 Annual Meeting of Shareholders

01 Tara M. Abraham	07 Kevin R. Reeves
02 S. Craig Beam	08 Carol A. Schneeberger
03 David F. Dierker	09 Frances A. Skinner
04 James S. Huggins	10 Dwight E. Smith
05 Brooke W. James	11 Charles W. Sulerzyski
06 Susan D. Rector	12 Michael N. Vittorio

☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

Please fold here – Do not separate

(Instruction: To withhold authority to vote for any individual nominee(s), mark "Vote FOR all nominees (except as marked)" and write the number(s) of the nominee(s) in the box provided to the right.)

THE COMMON SHARES REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED (EXCEPT IN THE CASE OF COMMON SHARES HELD UNDER PEOPLES' RETIREMENT SAVINGS PLAN AND BROKER NON-VOTES, WHERE APPLICABLE) FOR THE ELECTION OF ALL OF THE DIRECTOR NOMINEES LISTED IN ITEM NO. 1, FOR THE PROPOSAL IN ITEM NO. 2, FOR THE PROPOSAL IN ITEM NO. 3 AND FOR THE PROPOSAL IN ITEM NO. 4. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OF SHAREHOLDERS OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE INDIVIDUALS DESIGNATED TO VOTE THE COMMON SHARES REPRESENTED BY THIS PROXY CARD, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE BOARD OF DIRECTORS OF PEOPLES MAY RECOMMEND.

Date ______________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on this Proxy Card. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing this Proxy Card.

PEOPLES BANCORP INC.

ANNUAL MEETING OF SHAREHOLDERS

To register for the virtual meeting along with voting your common shares, please follow the instructions below:

- Visit www.proxydocs.com/pebo on your smartphone, tablet or computer. You will need the latest version of Chrome, Safari, Edge or Firefox. Please ensure your browser is compatible.
- As a shareholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this Proxy Card.
- After registering, you will receive a confirmation e-mail and a second e-mail approximately one hour prior to the start of the virtual Annual Meeting of Shareholders sent to the e-mail address you provided during registration with a unique link to the virtual Annual Meeting of Shareholders.

Peoples BANCORP.

Peoples Bancorp Inc.
P.O. Box 738
Marietta, OH 45750

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Shareholders to be held on April 27, 2023.

The common shares of Peoples Bancorp Inc. (“Peoples”) as to which you have voting authority, including those held on your behalf in a trust account, under Peoples’ Dividend Reinvestment and Stock Purchase Plan, or under Peoples’ Retirement Savings Plan, will be voted as you direct on the reverse side of this Proxy Card.

If no direction is given, the common shares of Peoples represented by this Proxy Card will be voted, except in the case of common shares held under Peoples’ Retirement Savings Plan and broker non-votes, where applicable, “FOR” the election of all of the director nominees listed in Item No. 1, “FOR” the proposal in Item No. 2, “FOR” the proposal in Item No. 3 and “FOR” the proposal in Item No. 4.

Notice to Participants in Peoples’ Retirement Savings Plan: If you participate in Peoples’ Retirement Savings Plan, by completing and signing this Proxy Card or providing voting instructions over the Internet, or by telephone, you will be deemed to have instructed the trustee of the Retirement Savings Plan how to vote common shares that have been allocated to your account. If you do not provide voting instructions by 11:59 p.m., Central Daylight Saving Time, on April 23, 2023, the trustee will not vote the common shares allocated to your account.

By signing this Proxy Card, you revoke all prior proxies to vote the common shares of Peoples you are entitled to vote at the Annual Meeting of Shareholders and appoint Susan D. Rector and Charles W. Sulerzyski, and each of them, with full power of substitution, as your proxies to attend the Annual Meeting of Shareholders and vote your common shares of Peoples on the matters shown on the reverse side and in their discretion, to the extent permitted by applicable law, on any other matters (none known at the time of solicitation of this proxy) which may properly come before the Annual Meeting of Shareholders.

Vote over the Internet, by Telephone or by Mail
24 Hours a Day, 7 Days a Week

Your internet or telephone vote authorizes the named proxies to vote your common shares in the same manner as if you marked, signed and returned your Proxy Card.

INTERNET
www.proxypush.com/pebo
Use the Internet to provide voting instructions.

PHONE
1-866-883-3382
Use a touch-tone telephone to provide voting instructions.

MAIL
If you received a printed copy of the proxy materials, mark, sign and date your Proxy Card and return it in the postage-paid envelope provided in time to be received by April 26, 2023.

For common shares held under Peoples’ Retirement Savings Plan, you must vote your common shares no later than April 23, 2023.

If you provide voting instructions over the internet or by telephone, you do NOT need to mail back your Proxy Card.

Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc.
The **three arched ribbons** logo is a federally registered service mark of Peoples Bank.

peoplesbancorp.com